UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Quotient Technology Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable.

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 20, 2022

PROXY STATEMENT

AND NOTICE FOR

2022 ANNUAL MEETING OF STOCKHOLDERS

[●], 2022

Dear Fellow Stockholders,

It is our pleasure to invite you to attend the 2022 Annual Meeting of Stockholders of Quotient Technology Inc. More details on the Annual Meeting can be found in the enclosed notice for the meeting and related proxy materials.

We look forward to welcoming those of you who will be able to attend the Annual Meeting, which will be held virtually this year. Regardless of whether you plan to attend the Annual Meeting, we ask that you vote as soon as possible to ensure that your voice is heard. You may vote by proxy via the Internet or telephone, or if you received paper copies of the proxy materials via mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card or the information forwarded by your broker, bank or other holder of record. For detailed information regarding voting instructions, please refer to the accompanying proxy statement.

If you have any questions or require any assistance with voting your enclosed proxy card, please contact our proxy solicitation firm, D.F. King & Co., Inc. Stockholders may call toll free at (800) 967-5051. Brokers and banks may call collect at (212) 269-5550. D.F. King may also be reached by email at QUOT@dfking.com.

Thank you for your ongoing support and for being a part of our journey.

Robert McDonald
Chairman of the Board

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 20, 2022

QUOTIENT TECHNOLOGY INC.

1260 EAST STRINGHAM AVENUE, SUITE 600

SALT LAKE CITY, UTAH 84106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Mountain Daylight Time on [●] [●], 2022

TO THE STOCKHOLDERS OF QUOTIENT TECHNOLOGY INC.:

The Annual Meeting of Stockholders (“Annual Meeting”) of Quotient Technology Inc., a Delaware corporation (“Quotient” or the “Company”), will be held on [●]  [●], 2022, at 10:00 a.m. MT for the following purposes:

1.	To approve an amendment to our Amended Restated Certificate of Incorporation, as amended, to provide for the declassification of our Board of Directors;

2.

To elect three Class II directors to serve until the 2023 annual meeting of stockholders, if Proposal No. 1 is approved, or until the 2025 annual meeting of stockholders if Proposal No. 1 is not approved, and until their successors are duly elected and qualified;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022;

5.

To ratify the Tax Benefits Preservation Plan, dated November 11, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as amended, designed to preserve the value of certain tax assets associated with the Company’s net operating losses under Section 382 of the Internal Revenue Code; and

6.	To transact such other business as may properly come before the Annual Meeting.

This year’s Annual Meeting will be held as a virtual-only meeting to support the health and well-being of our employees, directors and stockholders. Stockholders of record as of the Record Date (as defined below) will be able to attend and participate in the Annual Meeting by visiting www.cesonlineservices.com/quot22_vm. In order to attend the virtual Annual Meeting, you will need to pre-register by [●] [a./p.]m. Mountain Time on [●], 2022. To join the meeting, you will need your control number as provided in your proxy materials.

Only stockholders of record of our common stock at the close of business on [●] [●], 2022 (the “Record Date”) will be entitled to receive a notice of, and to vote at, the Annual Meeting and any adjournments thereof. Further information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE COMPANY’S NOMINEES ON PROPOSAL 2 AND “FOR” PROPOSALS 1, 3, 4 AND 5.

If you have any further questions about voting or attending the Annual Meeting, please contact our proxy solicitor, D.F. King & Co., Inc. (“D.F. King”) Stockholders may call toll-free at (800) 967-5051. Brokers and banks may call collect at (212) 269-5550. D.F. King may also be reached by email at QUOT@dfking.com.

We appreciate your continued support of Quotient.

By order of the Board of Directors,

Connie Chen

General Counsel and Secretary

Salt Lake City, Utah

[●] [●], 2022

Please note that we are closely monitoring developments related to the COVID-19 pandemic. It could become necessary to change the date, time, and/or means of holding the Annual Meeting of Stockholders (including by means of remote communication). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website and filed as additional proxy materials. Please monitor our website at www.quotient.com under the headings “About – Investors” for updated information. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date.

As used in this proxy statement, the terms “Quotient,” the “Company,” “we,” “us,” and “our” mean Quotient Technology Inc. and its subsidiaries unless the context indicates otherwise.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—MAY 20, 2022

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

to be held on [●] [●], 2022 at 10:00 a.m. MT

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) of Quotient Technology Inc. (“Quotient” or the “Company”) for use at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. MT on [●], 2022 and any postponements or adjournments thereof, which we refer to as the Annual Meeting. You can attend the meeting by visiting www.cesonlineservices.com/quot22_vm and entering the control number as provided in your proxy materials. In order to attend the virtual Annual Meeting, you will need to pre-register by [●] [a./p.]m. Mountain Time on [●], 2022. This proxy statement and the accompanying form of proxy card are first being mailed to stockholders on or about [●] [●], 2022. Our annual report for the year ended December 31, 2021 is enclosed with this proxy statement. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

Our Board has sent you this proxy statement and the accompanying proxy card to ask for your vote, as a stockholder of Quotient, on certain matters that will be voted on at the Annual Meeting.

What matters am I voting on?

You will be voting on:

•   a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to provide for the declassification of our Board of Directors (Proposal No. 1);

•   a proposal for the election of three Class II directors to serve until the 2023 annual meeting of stockholders, if Proposal No. 1 is approved, or until the 2025 annual meeting of stockholders if Proposal No. 1 is not approved, and until their successors are duly elected and qualified (Proposal No. 2);

• a proposal to approve on an advisory basis, the compensation of our named executive officers (Proposal No. 3);
• a proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 4);

•   a proposal to ratify the Tax Benefits Preservation Plan, dated November 11, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as amended (the “Tax Benefits Preservation Plan”), designed to preserve the value of certain tax assets associated with the Company’s net operating losses under Section 382 of the Internal Revenue Code (Proposal No. 5); and

• such other business that may properly come before the Annual Meeting.

At the date of this proxy statement, except as noted below, we have not received any notice regarding any other matter to come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

The Board recommends a vote:

•	FOR the approval an amendment to our Charter to provide for the declassification of our Board (Proposal No. 1);

•

FOR the election of three Class II directors to serve until the 2023 annual meeting of stockholders, if Proposal 1 is approved, or until the 2025 annual meeting of stockholders if Proposal 1 is not approved, and until their successors are duly elected and qualified (Proposal No. 2);

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3);

•	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 4); and

•	FOR the ratification of the Tax Benefits Preservation Plan (Proposal No. 5).

Who is entitled to vote?

Holders of our common stock as of the close of business on [●] [●], 2022 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were [●] shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Quotient will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote. Stockholders of record may vote (i) by filling out and signing the proxy card that was included with this Proxy Statement and returning it in the envelope provided, (ii) by calling the toll-free number found on the proxy card, or (iii) online at the internet voting website provided on the proxy card. Stockholders of record may also vote by attending the Annual Meeting.

Street Name Stockholders. If you are a beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee on how to vote your shares. If you received printed copies of the proxy materials by mail, you may also vote by filling out the voting instruction form and returning it in the envelope provided. The availability of online or phone voting may depend on the voting process of the organization that holds your shares. Beneficial owners who want to attend and also vote at the Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving them the right to vote their shares at the Annual Meeting and by presenting it with their online ballot during the meeting. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name holders.”

How do I vote if I am a stockholder of record?

•	vote by internet—visit www.cesvote.com, 24 hours a day, seven days a week, until 11:59 p.m. EDT on [●] [●], 2022 (have your proxy card in hand when you visit the website);

•	vote by telephone—call toll-free at (888) 693-8683 (have your proxy card in hand when you call);

•

vote by mail—simply complete, sign and date the enclosed proxy card and return it before the Annual Meeting in the postage-paid envelope provided or return it to Corporate Election Services, P.O. Box 3230 Pittsburgh, PA 15230; or

•	vote during the Annual Meeting—visit www.cesonlineservices.com/quot22_vm.

How do I vote if I am a street name holder?

Street name holders may submit their voting instructions by internet or telephone using the information provided by their respective brokers or other nominees and may complete and mail voting instruction forms to their respective brokers or nominees. Street name holders can also vote during the Annual Meeting by visiting www.cesonlineservices.com/quot22_vm.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by internet or by telephone (until 11:59 p.m. EDT on [●] [●], 2022);

•	returning a later-dated proxy card so that it is received prior to the Annual Meeting;

•	notifying the Secretary of Quotient, in writing, at 1260 East Stringham Avenue, Suite 600, Salt Lake City, Utah 84106; or

•	voting during the Annual Meeting—visit www.cesonlineservices.com/quot22_vm.

Street name holders may change their voting instructions by submitting new instructions by internet or by telephone or by returning a later-dated voting instruction form to their respective brokers or nominees. Street name holders can also change their vote by voting during the Annual meeting by visiting www.cesonlineservices.com/quot22_vm .

What should I do if I receive more than one proxy card or set of proxy materials from the Company?

Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

How will my shares be voted if I return the enclosed proxy card?

The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on that proxy card. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy card will be voted in accordance with the specifications.

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Board of Directors will be voted with respect thereto at the discretion of the person or persons named as proxies in the enclosed proxy card.

If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the approval of an amendment to our Charter to provide for the declassification of our Board of Directors (Proposal No. 1); “FOR ALL” of the Board of Directors’ Class II director nominees: Matthew O’Grady, Matthew Krepsik and Robert McDonald (Proposal No. 2); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3); “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 4); and “FOR” the ratification of the Tax Benefits Preservation Plan (Proposal No. 5).

If I am a street name stockholder, will my shares be voted if I do not provide instructions?

In some cases, your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Specifically, brokerage firms have the authority under New York Stock Exchange (“NYSE”) rules to cast votes on certain “routine” matters if they do not receive instructions from the beneficial holder. Ratification of the appointment of the independent registered public accounting firm (Proposal No. 4) is typically considered a routine matter for which a brokerage firm may vote shares for which it has not received voting instructions. This is called a “broker discretionary vote.” When a proposal is not a routine matter and a brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Proposal Nos. 1, 2, 3 and 5 are not considered routine matters. If you do not provide voting instructions to your broker with respect to these matters, it will result in a broker non-vote with respect to such proposals. Broker non-votes will have no effect on the outcome of Proposal Nos. 2, 3, 4 and 5 but will have the same effect as votes against Proposal No. 1.

How will the Annual Meeting be conducted?

The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.cesonlineservices.com/quot22_vm, where you will be able to listen to the meeting live, submit questions and vote online.

Attendance at the Annual Meeting will be limited to stockholders of the Company as of the Record Date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location.

•

Pre-Registering for the Annual Meeting. In order to attend the virtual Annual Meeting, you will need to pre-register by [●] [a./p.]m. Mountain Time on [●], 2022. To pre-register for the meeting, please follow these instructions:

Registered Stockholders. Stockholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website [●]. Please have your proxy card or Notice of Annual Meeting containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

Street Name Stockholders. Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website [●]. Please have your Voting Instruction Form, Notice of Annual Meeting, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

If you have any difficulty following the registration process, please email the support team at the email address indicated on the meeting website.

•

Attending the Virtual Annual Meeting. Once your registration is validated, you will receive a confirmation email with instructions for accessing the Annual Meeting. The confirmation email will also contain contact information for technical support or any other questions on how to participate in the Annual Meeting.

•

Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates through the phone bridge.

•

Stockholder List. We will make available a list of registered stockholders as of the Record Date for inspection by stockholders from [●] through [●], 2022 at our headquarters located at 1260 East Stringham Avenue, Suite 600, Salt Lake City, Utah 84106. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to [●]. The stockholder list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.

•

Voting by Ballot at the Annual Meeting. Although the meeting webcast will begin at [●] a.m. Mountain Time on [●], 2022, we encourage you to access the meeting site 30 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered stockholders beginning at [●]a.m. Mountain Time on the day of the Annual Meeting.

For street name stockholders who wish to vote by ballot at the Annual Meeting, you must also provide a legal proxy from your broker, bank or other custodian when submitting your ballot before the polls close at the Annual Meeting. Any Voting Instruction Form you receive in connection with the Annual Meeting is not a legal proxy. Please also note that if you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or custodian to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting. Your legal proxy, in electronic form (PDF, JPEG, GIF or PNG file format), must be submitted along with your ballot before the polls close at the Annual Meeting in order for your vote by ballot to count.

How can I ask questions at the Annual Meeting?

You may submit a question during the Annual Meeting using the “Ask A Question” box on the left-hand side of your screen, next to the slides with the heading “Ask A Question”. Enter your question in the box and hit the “SEND” button to submit it. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Robert McDonald, Matthew Krepsik and Connie Chen have been designated as proxies by our Board. When proxy votes are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you properly complete and submit a validly executed proxy card, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares at the adjourned meeting date as well, unless you have properly revoked your proxy instructions, as described above.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Bylaws (our “Bylaws”) and Delaware state law. The presence, in person or by proxy, of a majority of the voting power of the shares of stock entitled to vote at the meeting will constitute a quorum at the meeting. “Abstentions,” “withhold” votes, and broker non-votes will count for purposes of determining the presence of a quorum.

How many votes are needed for approval of each matter?

•

Proposal No. 1: Approval of an amendment to our Charter to provide for the declassification of our Board. This proposal must receive the affirmative vote of at least 66-2/3% of the voting power of all of the outstanding shares of common stock entitled to vote generally in the election of directors. Abstentions and broker non-votes have the same effect as votes “AGAINST” the proposal.

•

Proposal No. 2: Election of three Class II directors to serve until the 2023 annual meeting of stockholders, if Proposal 1 is approved, or until the 2025 annual meeting of stockholders if Proposal 1 is not approved, and until their successors are duly elected and qualified. The election of directors will be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the three director candidates who receive the highest number of votes cast “FOR” are elected as directors. Only votes “FOR” will affect the outcome. Withhold votes and broker non-votes will not affect the outcome of the vote on the election of a director.

•

Proposal No. 3: Approval, on an advisory basis, of the compensation of our named executive officers. This proposal must receive the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 4: Ratification of appointment of independent registered accounting firm. This proposal must receive the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 5: Ratification of the Tax Benefits Preservation Plan. This proposal must receive the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Who will count the votes?

First Coast Results, Inc. will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Will there be a proxy contest at the Annual Meeting?

No. In March 2022, Engaged Capital, LLC and certain of its affiliates (the “Engaged Group”) provided notice of their intent to nominate two directors for election to the Board at the Annual Meeting. However, on May 16, 2022, the Company entered into a Cooperation Agreement with the Engaged Group, pursuant to which the Engaged Group withdrew its notice of nominations. As a result, there will be no proxy contest at the Annual Meeting. For additional information regarding the provisions of the Cooperation Agreement, see “Corporate Governance and Directors—Cooperation Agreement with Engaged Capital, LLC.”

How will the Cooperation Agreement impact voting at the Annual Meeting?

Pursuant to the Cooperation Agreement, the Engaged Group will vote all shares of common stock and voting securities beneficially owned, directly or indirectly, by the Engaged Group at the Annual Meeting in favor of all proposals, in accordance with the Board’s recommendations. In the event that Institutional Shareholder Services Inc. issues a contrary recommendation on Proposals 3, 4, or 5, the Engaged Group will be permitted to vote on such proposals in its own discretion. For a description of the Engaged Group’s beneficial ownership of common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results based on the advice of our proxy solicitor at the Annual Meeting. We also expect to disclose preliminary voting results based on the preliminary tabulation by the Inspector of Election on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC as soon as practicable.

Who can help answer any other questions I may have?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Stockholders Call Toll-Free: (800) 967-5051

Brokers and Banks Call Collect: (212) 269-5550

Email: QUOT@dfking.com

PROPOSAL NO. 1

CHARTER DECLASSIFICATION AMENDMENT

Background

Pursuant to our Charter, our Board has been divided into three classes, each elected for a three-year term. The classification of the Board has resulted in staggered elections, with a different class of directors standing for election every third year at the Company’s annual meeting of stockholders. The Board has believed that this classified structure promotes continuity and stability of the Company’s strategy, oversight and policies and facilitates the ability of the Board to focus on creating long-term stockholder value.

As part of the Board’s evaluations of the Company’s corporate governance and in response to feedback from certain of our stockholders, the Board periodically evaluated this classified board structure, considering arguments both for and against the continuation of a classified board. The Board (including the members of the Nominating and Corporate Governance Committee) have considered the growing investor sentiment, particularly in the institutional investor community, in favor of annual elections and the Board’s ability to continue to be effective in protecting stockholder interests under an annual election system. The Board also recognizes that as the Company’s business strategy has evolved in recent years, the Company does not have the same degree of business-related reasons for a classified Board that it previously did. Additionally, as part of the Cooperation Agreement entered into by the Company on May 16, 2022, the Board committed to proposing an amendment to the Charter to declassify the Board at this Annual Meeting.

Therefore, after deliberation by the Nominating and Corporate Governance Committee and the full Board, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, recommends an amendment to our Charter that would implement a phasing out of our classified board structure and provide for the annual election of directors up for election, beginning at the Annual Meeting (the “Charter Declassification Amendment”).

Effects

Under the Charter Declassification Amendment, any director elected at the Annual Meeting or any future stockholder meeting will be elected to an annual term. In accordance with applicable law, the Charter Declassification Amendment cannot and does not change the unexpired three-year terms of directors elected or appointed to the Board prior to the effectiveness of the Charter Declassification Amendment. Rather, the current three-year terms for directors presently serving in Class I and Class III will continue, and those directors or their successors will only become eligible for a one-year term upon expiration of the existing three-year terms.

Directors appointed to fill any newly created directorships or vacancies in one of the classes would serve until the expiration of the applicable class’s term. This phased-in approach will result in, by the time of the Company’s 2024 annual meeting of stockholders, the discontinuation of our classified Board of Directors and all directors being nominated annually for one-year terms.

If this Proposal No. 1 is approved by stockholders at the Annual Meeting, the Charter Declassification Amendment will be effective once filed with the Secretary of State of the State of Delaware, which we intend to do promptly after stockholder approval is obtained.

Further, if this Proposal No. 1 is approved, the Class II Directors elected this year under Proposal No. 2 will each serve for a one-year term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified. Further, any changes to the process of phasing out the classified board would need to be enacted through an amendment to the Charter. If this Proposal No. 1 is not approved by stockholders at the Annual Meeting, the Class II Directors elected this year will instead serve for a three-year term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified. Finally, if this Proposal No. 1 is approved, the Board would also take prompt action to approve an amendment to our Bylaws to conform the Bylaws to the Charter with respect to the structure of the Board’s classes and terms of office and other related provisions. The terms of office of the incumbent Class III and Class I Directors will expire at the annual meetings of stockholders to be held in 2023 and 2024, respectively.

The general description of the Charter Declassification Amendment set forth herein is a summary only and the full text of the Charter Declassification Amendment is attached as Appendix A to this Proxy Statement.

Required Vote

Provided there is a quorum for the meeting, approval of the Charter Declassification Amendment requires the affirmative vote of at least 66-2/3% of the voting power of all of the outstanding shares of common stock entitled to vote generally in the election of directors. Abstentions and broker non- votes have the same effect as votes “AGAINST” the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT STOCKHOLDERS VOTE “FOR” APPROVING THE

CHARTER DECLASSIFICATION AMENDMENT.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

Our Board is comprised of ten members and, in accordance with our Charter and our Bylaws, is divided into three classes of directors, the members of which, prior to the Annual Meeting, served for a staggered three-year term and until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Currently, the term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. If Proposal No. 1 is approved, beginning with the Annual Meeting, the Company’s nominees for election at the Annual Meeting—Matthew Krepsik, Robert McDonald, and Matthew O’Grady—will be elected for one-year terms. Messrs. O’Grady and McDonald are Class II directors, and Mr. Krepsik is being nominated for election to the Board for the first time at the Annual Meeting. If Proposal 1 is not approved, however, the Company’s same nominees will continue to be elected for three-year terms as Class II directors.

OUR BOARD OF DIRECTORS URGES YOU TO VOTE “FOR ALL” OF THE COMPANY’S NOMINEES BY USING THE ENCLOSED PROXY CARD.

Nominees for Director

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Matthew Krepsik, Robert McDonald and Matthew O’Grady as nominees for election as Class II directors at the Annual Meeting. If elected, each of Mr. Krepsik, Mr. McDonald, and Mr. O’Grady will serve as Class II directors until the 2023 annual meeting of stockholders, if Proposal No. 1 is approved, or until the 2025 annual meeting of stockholders if Proposal No. 1 is not approved, and until their respective successors are duly elected and qualified.

Matthew Krepsik was designated by the Board in March 2022 to succeed Steven Boal as CEO when Mr. Boal retires from the Company on or before December 31, 2022. Mr. Krepsik has served as our Chief Technology Officer since June 2021, leading the Company’s strategy and insights team as well as its engineering, product management, business development and media strategy functions. Mr. Krepsik has also recently taken over the information technology (IT) function for the Company. Prior to his promotion to Chief Technology Officer, Mr. Krepsik served as our Chief Analytics Officer from April 2021 through June 2021, having joined the Company in April 2021. Prior to joining Quotient, Mr. Krepsik served for 15 years in various managerial roles at Nielsen, most recently as Senior Vice President and General Manager of Outcomes Products (2019-2021), in which he led Nielsen’s development and deployment of attribution, media planning and activation products. Mr. Krepsik’s other positions at Nielsen included Global Head of Analytics Products (2016-2019), Executive Director of Analytics Asia-Pacific, Middle East and Africa (2012-2016), and Vice President, Analytics North America

(2006-2012). He also had an integral role in Nielsen’s strategic review process, which culminated in the sale of its NielsenIQ business to Advent International for $2.7 billion. Mr. Krepsik’s academic career includes coursework at the London School of Economics as well as Bachelors and Master’s degrees in Economics from Marshall University and Miami University, respectively. We have determined that Mr. Krepsik is qualified to serve as a member of our Board due not only to his CEO-designee status but also his deep digital industry experience as well as his institutional knowledge and operational experience acquired from leading the Company’s strategy and insights team as well as its engineering, product management, business development and media strategy functions.

Robert McDonald has served on our Board since November 2018 and as Chairman of our Board since March 2022. Mr. McDonald currently serves on boards of various companies and organizations, private and public, non-profit and for-profit. Mr. McDonald served as the U.S. Secretary of Veterans Affairs from July 2014 until January 2017. Mr. McDonald was Chairman and Chief Executive Officer of Procter & Gamble Company from January 2010 until June 2013. Mr. McDonald joined Procter & Gamble in 1980 and served in various positions for that company. He was named Procter & Gamble’s Vice Chairman, Global Operations in 2004; Chief Operating Officer in 2007; President and Chief Executive Officer in 2009; and Chairman of the Board in 2010. Mr. McDonald has served on the board of directors of Audia Group since 2017, a private international plastics producer company, has served as chairman of the West Point Association of Graduates, a private non-profit organization, since January 2022. From 2005 to July 2014, Mr. McDonald served on the board of directors of Xerox Corporation, a provider of document management solutions, and from January 2014 to July 2014 Mr. McDonald served on the board of directors of United States Steel Corporation, an integrated steel producer, both of which are public companies. Mr. McDonald served on the board of directors of Partnership for Public Service from 2017 to 2021, served on the board of directors of Institute for Veterans and Military Families from 2018 to 2021, and served on the board of directors as Chairman of RallyPoint Networks from 2017 to 2022. Mr. McDonald graduated from the United States Military Academy at West Point in 1975. He earned his M.B.A. from the University of Utah in 1978. We have determined that Mr. McDonald is qualified to serve as a member of our Board because of his deep industry experience and knowledge of operational matters. Additionally, his extensive experience as a public company executive and director allows him to provide valuable knowledge and guidance to the Board and to enable him to lead effectively in his capacity as Chairman of the Board.

Matthew O’Grady has served on our Board since May 2022. Mr. O’Grady currently serves as an Executive Media Consultant at 12th Street Measurement, a media and data consulting firm he founded in January 2021. Prior to that, Mr. O’Grady served as Global Commercial President of International Media at Nielsen Holdings plc, an information, data and market measurement firm, from February 2019 to December 2020. Previously, Mr. O’Grady served as Chief Executive Officer of Nielsen Catalina Solutions, a purchase-based ad targeting and Return On Advertising Spend (ROAS) measurement firm, from January 2016 to January 2019. Mr. O’Grady served as Executive Vice President & Managing Director of Local Media for Nielsen from 2012 to 2015, where he also served as Executive Vice President, Audience Measurement from 2009 to 2012. Prior to that, Mr. O’Grady served as President of Claritas, LLC, a data-driven marketing company, from 2007 to 2009, where he also served as Executive Vice President, Sales & Client Service from 2000 to 2007. Mr. O’Grady’s prior professional experience also includes, among other positions, serving as Group Vice President, Product Management & Client Service at National Decision Systems Inc., an analytics provider, and Regional Sales Vice President of Equifax Inc., a multinational consumer credit reporting agency. Mr. O’Grady has served as a Strategic Advisor to each of Beatgrid Media B.V., an AdTech measurement company, since May 2021, and NEXT Boatworks, LLC, a coastal rowing craft company, since

August 2021. Mr. O’Grady previously served on the boards of directors of Nielsen Admosphere, a.s., a research agency part of the Nielsen network (from January 2019 to December 2020), Nielsen IBOPE México S.A. de C.V., a business to business service subsidiary of Nielsen (from January 2019 to November 2020), Media Behavior Institute LLC, a company engaged in developing tools, services and projects to understand and measure multimedia (from 2011 to 2014), Scarborough Research, a market research subsidiary of Nielsen (from 2011 to 2013), and The Direct Marketing Association (n/k/a Data & Marketing Association), a trade association for marketers (from 2008 to 2012). Mr. O’Grady earned his B.S. in Environmental Science from the University of California at Santa Barbara. We have determined that Mr. O’Grady is qualified to serve as a member of our Board because of his deep industry experience and knowledge of operational matters.

Our Board of Directors. The nominees and the directors who are serving for terms that end following the Annual Meeting, and their ages, occupations and length of board service as of [●], [●], are provided in the table below. Additional biographical descriptions of each of our directors are set forth in the text below the table (apart from the biographies of Mr. Krepsik, Mr. McDonald and Mr. O’Grady, whose biographies are provided above). These descriptions include the primary individual experience, qualifications, qualities and skills of our nominees and directors that led to the conclusion that each person should serve as a member of our Board.

	Independent?		Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Board-Nominated Director Nominees
Matthew Krepsik			II	40	Chief Technology Officer and CEO-Designee	—	—	2023*
Robert McDonald	✓		II	68	Director - Chair	2018	2022	2023*
Matthew O’Grady		✓	II	61	Director	2022	—	2023*
Continuing Directors
Andrew Gessow	✓		III	64	Director	2013	2023	—
Lorraine Hariton	✓		III	67	Director	2021	2023	—
Alison Hawkins	✓		I	56	Director	2021	2024	—
Eric D. Higgs	✓		I	51	Director	2022	2024	—
Steve Horowitz		✓	I	54	Director	2015	2024	—
David Oppenheimer	✓		III	65	Director	2017	2023	—
Joseph Reece	✓		III	60	Director	2022	2023	—
Director Who Is Not Standing For Re-election
Steven Boal			II	57	CEO	1998	2022	—

*	If Proposal No. 1 is not approved, such term will expire in 2025.

Andrew “Jody” Gessow has served on our Board since May 2013. Mr. Gessow currently serves as a managing partner at DivCore Equity Partners, a real estate investment firm and as senior advisor at Divco West Real Estate Services (“Divco”). From May 2007 through December 2011, Mr. Gessow was the West Coast Partner and Managing Director of One Equity Partners LLC, the private equity platform of J.P. Morgan Chase & Co. Since January 2020, Mr. Gessow has served on the board of directors of Waterfall Security Solutions, an Israeli private industrial cybersecurity company. Previously, Mr. Gessow served as a member of the board of directors of Mandiant Corporation and the TV Guide Network. Mr. Gessow holds a B.B.A. in Business Administration from Emory University and an M.B.A. from Harvard University. We have determined that Mr. Gessow is qualified to serve as a member of our Board because of his experience in both managing and evaluating companies as an executive officer, board member and investor.

Lorraine Hariton has served on our Board since January 2021. Ms. Hariton currently serves as the President and Chief Executive Officer of Catalyst, a global nonprofit supported by many of the world’s most powerful CEOs and leading companies to help build workplaces that work for women. Prior to joining Catalyst, Ms. Hariton worked independently as a consultant from 2014 until August 2018. Previously, Ms. Hariton spent 25 years in various senior-level positions in Silicon Valley, including CEO of two venture-backed start-ups, before being appointed by President Obama in 2009 as Special Representative for Commercial and Business Affairs at the U.S. Department of State. More recently, she served as SVP for Global Partnerships for the New York Academy of Sciences where she was instrumental in establishing the Global STEM Alliance. From March 2014 to February 2016, Ms. Hariton served on the board of directors of Wave Systems Corporation, a publicly traded data security company, where she was chair of the nominating and governance committee. She also served on the California Board of Accountancy; the Entrepreneurs Foundation, and the Stanford Clayman Institute for Gender Research, amongst others. Ms. Hariton earned a M.B.A. from Harvard University, and a B.S. degree from Stanford University. We have determined that Ms. Hariton is qualified to serve as a member of our Board because of her experience in the technology industry, her executive management experience, her public company experience, and her diversity, equity and inclusion (“DEI”) expertise.

Alison Hawkins has served on our Board since July 2021. Ms. Hawkins currently serves as a Senior Advisor at Artemis Real Estate Partners (“Artemis”), a women-owned real estate private equity firm where she served as Managing Principal from 2015 to 2021. Ms. Hawkins was initially hired to lead the firm’s capital raise strategy shortly after Artemis’ founding in 2009 and remained in that role until 2013. From 2013 to 2015, Ms. Hawkins was employed by CBRE Global Investors, where as a managing director she held a senior capital-raising and strategic product development role for one of the largest global real estate firms. From 2004 to 2010, Ms. Hawkins served initially as an associate and later as director at Eastdil Secured, a national real estate investment bank, where she advised clients on investment sales and capital markets strategies. From 1999-2000, Ms. Hawkins was general counsel of Kibu, Inc., a venture-backed internet marketing company, and from 1990-1999 Ms. Hawkins served initially as an associate attorney and later as a partner with Milberg Weiss Bershad Hynes & Lerach LLP, a class action litigation firm. A graduate of Occidental College (A.B.), American University (J.D.), and the Wharton School (M.B.A.). Ms. Hawkins holds the Chartered Alternative Investments Analyst designation and is a member of the State Bar of California. She is a member of the Occidental College Board of Trustees, where she serves on the board’s audit and investment committees. We have determined that Ms. Hawkins is qualified to serve on the Board because of her executive experience, her financial skills relating to company operations, investment evaluation and capital raising, her legal practice and risk management experience, and her DEI oversight experience.

Eric D. Higgs has served on our Board since March 2022. Mr. Higgs has more than two decades of leadership experience overseeing marketing strategy development and product execution in the consumer goods and retail industry. Since June 2020, Mr. Higgs has served as the Chief Executive Officer of the Boys & Girls Clubs of Middle Tennessee, where he leads the organization’s strategic direction, oversight of organizational operations, financials, programming, brand reputation and talent recruitment. Prior to his role at the Boys & Girls Clubs of Middle Tennessee, Mr. Higgs served in a number of roles with increasing responsibility at Bridgestone Americas from May 2016 to March 2020. He served as Senior Vice President, Marketing Operations (April 2020 to May 2020), where he was responsible for helping shape the future of Bridgestone Americas’ tire and solutions business and creating synergies between the marketing and sales organizations. Prior to this, he served as President of Bridgestone Americas’ Commercial Truck and Retread business (September 2018 to March 2020). Prior to joining Bridgestone, he spent approximately four years at Kimberly Clark from 2012 to 2016, during which he drove sales growth in two of its key businesses. Mr. Higgs also spent over 18 years at Procter & Gamble from 1994 to 2012 leading marketing efforts and product launches for a number of business lines. Mr. Higgs holds a B.S. in Chemical Engineering from the University of Illinois and an M.B.A. from the Fuqua School of Business at Duke University. We have determined that Mr. Higgs is qualified to serve as a member of our Board because he brings decades of leadership experience in the consumer goods and retail industry, his successful track record of building and growing brands through traditional and digital outlets and in driving improved sales and profitability, and his extensive sales and marketing knowledge as bringing value to the Company’s efforts to enhance its product portfolio and business operation.

Steve Horowitz has served on our Board since June 2015. Mr. Horowitz is currently a partner at Alpha Edison, a venture capital firm. Mr. Horowitz served as Vice President of Technology at Snap Inc. (“Snap”), a public camera company, from September 2017 until March 2019, and previously served as Vice President of Hardware with Snap from January 2015 until September 2017. Before joining Snap, Mr. Horowitz served as Senior Vice President of Software Engineering at Motorola Mobility, LLC, a public mobile communications company, formerly a Google company, from December 2012 through January 2015. From January 2009 through November 2012, Mr. Horowitz served as our Chief Technology Officer. Prior to that he worked at Google, Microsoft and Apple. Mr. Horowitz holds a B.A. degree from the University of Michigan, Ann Arbor. We have determined that Mr. Horowitz is qualified to serve as a member of our Board because of his significant industry, technology and company experience.

David Oppenheimer has served on our Board since July 2017. Mr. Oppenheimer is currently a President of Oppenheimer Advisors and General Partner of Verissimo Ventures. Mr. Oppenheimer served as the Chief Financial Officer at Udemy, Inc., a global marketplace for learning and teaching online, from July 2018 through February 2019. Previously Mr. Oppenheimer was Chief Financial Officer at Planet Labs Inc., a space and analytics company, having served in that role from October 2015 through August 2018. From April 2013 through February 2015, Mr. Oppenheimer served as Chief Financial Officer at Ebates Inc. (acquired by Rakuten, Inc.), an e-commerce company. Since April 2020, Mr. Oppenheimer has served on the board of directors of Lumus Ltd, an Israeli private augmented reality technology company. Additionally, Mr. Oppenheimer served on the board of directors and audit committee of HotChalk, Inc., a Delaware private education software company, from May 2015 until December 2020, and The Olympic Club, a private company, from January 2018 until December 2020. Mr. Oppenheimer holds a B.S. in Mechanical Engineering from the State University of New York at Buffalo and a M.B.A. from the University of California, Berkeley. We have determined that Mr. Oppenheimer is qualified to serve as a member of our Board because of his experience serving on audit committees and expertise in financial accounting at technology companies.

Joseph Reece has served on our Board since May 2022. Mr. Reece is a Co-Founder and Managing Member of SilverBox Capital LLC. He founded Helena Capital, a merchant bank, in

April 2015, served as its Chief Executive Officer until January 2017, and in October 2018 re-assumed the Chief Executive Officer role. Mr. Reece also served as Consultant to BDT & Company from October 2019 to November 2021. He previously served as Executive Vice Chairman and Head of UBS Securities, LLC’s Investment Bank for the Americas from February 2017 to September 2018. Prior to that, he was at Credit Suisse from 1997 to 2015, in roles of increasing responsibility, including eventually serving as Global Head of Equity Capital Markets and Co-Head of Credit Risk. His prior experience includes practicing as an attorney for ten years, including at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and at the Securities and Exchange Commission. Mr. Reece has been a member of the board of directors of Compass Minerals International, Inc. since 2019 and has been Chairman since May 2021. He also previously served as a member of the board of directors of SilverBox Engaged Merger Corp I; of UBS Securities, LLC; of Atlas Technical Consultants, Inc. and its predecessor company, Boxwood Merger Corp.; of Del Frisco’s Restaurant Group, Inc.; of RumbleOn, Inc.; of CST Brands, Inc.; and of LSB Industries, Inc. Mr. Reece earned his B.S., M.B.A. and J.D. from the University of Akron and his LL.M from the Georgetown University Law Center. We have determined that Mr. Reece is qualified to serve as a member of our Board because of his expertise in finance and investment and his extensive experience as a public company director.

Director Who Is Not Standing For Re-Election

Steven Boal, the founder of the Company, announced in March 2022 that he will retire as Chief Executive Officer on or before December 31, 2022 and will not stand for re-election as a director of the Company when his term ends at the Annual Meeting. For information on the business background of Mr. Boal, see “Executive Officers”.

Board Snapshot

Note: Data in charts above represents the Board of Directors immediately after the 2022 Annual Meeting, assuming all of the Company’s nominees are elected by stockholders.

Director Skills and Experience

Each of our directors brings to our Board a wealth of experience derived from serving as executives, investors, board members and other leaders in their respective fields. Our Board has worked to ensure that there are diverse perspectives, backgrounds and skill sets in the boardroom, which we believe enhances our oversight of the Company’s strategy.

The Board has determined the following attributes to be among the most relevant when considering the suitability of director candidates:

Other Public Board Experience

•   Experience with leadership and management on a public company board

•   Ability to provide corporate governance expertise or experience from other corporate boards to enhance the Board’s oversight and ensure that the Board is fulfilling its fiduciary obligations to stockholders

Executive Management Experience

•   Ability to lead, manage and motivate large teams

•   Established track record of accomplishment in the candidate’s chosen field

•   Experience dealing with a range of stakeholders and managing the challenges associated with operating a large organization

Internet / Technology / Software Industry Experience	• Ability to oversee the Company’s product development strategy and provide insights to the management team as it seeks to enhance the user experience and expand the Company’s platform capabilities
Digital Marketing / Media / Brand Advertising Experience	• Understanding of marketing channels and the ability to expand our network and platform capabilities to benefit our customers and partners

Finance / Accounting Experience

•   Ability to apply financial literacy and an understanding of finance and accounting to identify the best and most efficient options for raising and allocating capital, and for maintaining the appropriate capital structure

•   Ability to apply knowledge of financial and accounting principles to oversee the Company’s financial reporting and internal controls

Operations / Strategy / Business Transformation

•   Ability to anticipate, identify and assess key strategic risks and opportunities for the Company

•   Ability to provide guidance to the management team with respect to long-term strategic planning

•   Experience developing, implementing, directing and overseeing corporate strategy, with a focus on transforming organizations and improving culture, processes, services and products

Retail / Consumer Packaged Goods	• Knowledge and understanding of the Company’s core customer and partner base and their specific needs with respect to driving sales and increasing brand engagement with shoppers
Human Capital Management / Compensation	• Understanding of executive compensation issues, succession planning, talent management and development
Environmental / Social Responsibility	• Understanding of environmental, social and governance issues and experience with the development and implementation of policies relating to such issues
Technology / Systems / Cybersecurity	• Experience developing technology and software solutions with a focus on data security

The Nominating and Corporate Governance Committee has determined that each of the individuals the Company has nominated for election are qualified to serve as directors of the Company. In making this determination, the Committee noted that the nominees bring relevant skills, backgrounds and experiences that enable the Board to effectively oversee the Company’s business. The primary skills and experiences of the directors, including those not up for election this year, are set forth below:

Board of Directors

Class II Nominees

	Matthew Krepsik	Robert McDonald	Matthew O’Grady	Andrew Gessow	Alison Hawkins	Lorraine Hariton	Eric Higgs	Steve Horowi	David Oppenheimer	Joseph Reece
Knowledge, Skills & Experience
Other Public Board Experience		✓		✓		✓			✓	✓
Executive Management Experience	✓	✓		✓		✓	✓	✓	✓	✓
Internet / Technology / Software Industry Experience	✓	✓		✓	✓	✓		✓	✓
Digital Marketing / Media / Brand Advertising Experience	✓	✓	✓				✓	✓	✓	✓
Finance / Accounting Experience		✓		✓	✓	✓	✓		✓	✓
Operations / Strategy / Business Transformation	✓	✓					✓
Retail / Consumer Packaged Goods	✓	✓					✓
Human Capital Management / Compensation		✓		✓	✓	✓	✓	✓	✓
Environmental / Social Responsibility		✓				✓		✓	✓
Technology / Systems / Cybersecurity	✓	✓		✓		✓		✓	✓
Board Tenure
Years	--	3	<1	8	<1	1	<1	6	4	<1
Age
Years	40	68	61	64	56	67	51	54	65	60

Vote Required

The election of directors will be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Only votes “FOR” will affect the outcome. Withhold votes and any broker non-votes will not affect the outcome of the vote on the election of a director.

THE BOARD RECOMMENDS A VOTE “FOR ALL” THE COMPANY’S NOMINEES—MATTHEW KREPSIK, ROBERT MCDONALD AND MATTHEW O’GRADY.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2019 annual meeting, our stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy and as required by Section 14A of the Exchange Act, this year we are again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with our stockholders’ interests so that we can attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

The overall objective of our executive compensation programs is to pay our executive officers competitively and equitably in a way that aligns our business and financial goals, and ties back to overall Company and individual performance. The primary objectives of our executive compensation programs are:

Pay-for-Performance	A significant portion of pay for executive officers is at-risk and performance-based with metrics that align total compensation with the Company’s sustainable growth strategy and values, annual financial objectives, and performance of our stock price. At-risk compensation includes short-term cash and performance-based equity awards as long-term incentives.
Alignment with Stockholders	Our compensation programs align executive officers’ interests with those of our stockholders, by providing equity-based forms of compensation and tying pay to Company and stock performance. We maintain stock ownership guidelines for all executive officers, and we remain committed to a culture of shared success through long-term equity awards. In response to stockholder feedback, we awarded a portion of the 2021 equity grant to performance-based RSUs, and we are continuing to utilize performance-based RSUs in equity grants to executive officers in 2022.
Competitive Appeal	Our compensation programs are designed to attract, reward, and retain talented and highly qualified executive officers whose abilities and alignment to our values are critical to our success. We use market-based pay information to align each executive officer’s compensation to their position, responsibilities, and impact.
Drive Future Growth	We use our compensation programs to invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding employees accountable to the Company’s strategy and values.

We set the compensation of our executive officers, including the named executive officers, by considering factors such as their ability to create sustainable long-term stockholder value in a cost-effective manner, prevailing market conditions, and compensation levels and practices of our peers. Our executive compensation philosophy is to align executive compensation decisions with our desired business direction, strategy, and performance.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has appointed the firm of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022. During our previous fiscal year ended December 31, 2021 (“Fiscal 2021”), Ernst & Young served as our independent registered public accounting firm.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022. Our Audit Committee is submitting the selection of Ernst & Young to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment.

Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees billed or to be billed by Ernst & Young for professional services rendered with respect to the years ended December 31, 2021 and 2020. All of these services rendered were preapproved by the Audit Committee.

	2021 ($)	2020 ($)
Audit Fees(1)	2,973,590	2,204,830
Audit-Related Fees		—
Tax Fees(2)	7,336	—
All Other Fees(3)	2,000	—
TOTAL	2,982,926	2,204,830

(1)

“Audit fees” consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly consolidated financial statements, and audit services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The audit fees also include fees for professional services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	“Tax fees” include fees for professional services related to tax advice. Tax advice fees encompass permissible services mainly related to international tax planning.
(3)	“All Other Fees” include subscription fee to Ernst & Young’s accounting research tool.

Auditor Independence

Under its charter, the Audit Committee pre-approves all services rendered by our independent registered public accounting firm, Ernst & Young. The Audit Committee has determined that the rendering of non-audit services by Ernst & Young was compatible with maintaining their independence.

Pre-Approval Policies and Procedures.

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”) regarding auditor independence, our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee (or a member of the Audit Committee delegated by the Audit Committee) pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Vote Required

Approval of this proposal requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION

OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 5

RATIFICATION OF THE TAX BENEFITS PRESERVATION PLAN

The Board is asking stockholders to ratify the Company’s Tax Benefits Preservation Plan, as described below. If stockholders approve this Proposal No. 5, the Tax Benefits Preservation Plan will continue in force until, and will expire on, January 2, 2023, unless it is terminated earlier in accordance with its terms. If stockholders do not approve this Proposal No. 5, the Tax Benefits Preservation Plan and the Rights will expire by the close of business on the first business day following the certification of the voting results of the Annual Meeting.

Background

On November 11, 2021, the Company entered into a Tax Benefits Preservation Plan with American Stock Transfer & Trust Company, LLC (the “Rights Agent”) and declared a dividend of one right (a “Right”) for each outstanding share of Company common stock, par value $0.00001 per share, to stockholders of record at the close of business on November 24, 2021. The Rights also attach to any shares of common stock that become outstanding on or after the rights dividend but prior to the earlier of when the Rights separate from the common stock and the Tax Benefits Preservation Plan expires. Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Series A Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”), of the Company at an exercise price of $28.00 per Right, subject to adjustment.

The Company adopted the Tax Benefits Preservation Plan in order to protect against a possible limitation on the Company’s ability to use its net operating losses (“NOLs”) and certain other tax attributes to reduce potential future U.S. federal income tax obligations. The NOLs and certain other tax attributes are valuable assets to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax attributes will be substantially limited and the timing of the usage of the NOLs and other tax attributes could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “5-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent against such an “ownership change” by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s securities.

As of December 31, 2021, the Company had federal NOL carryforwards of approximately $287.8 million which begin to expire in the year 2022. Based on information available to the Company and analysis under Section 382 of the Code, the Company estimates that its current ownership shift by 5-percent shareholders (also referred to as our “estimated ownership change percentage”) is approximately 40 percentage points and, holding all other factors constant, such percentage will substantially decrease after December 31, 2022. The Board believes that the Tax Benefits Preservation Plan is in the best interests of the Company and its stockholders.

Recent Amendment to the Tax Benefits Preservation Plan

The Tax Benefits Preservation Plan, as originally adopted on November 11, 2021, was set to expire automatically on, and no later than, November 11, 2024 (the “Final Expiration Date”), provided it was ratified by stockholders prior to November 11, 2022, and not otherwise terminated before the Final Expiration Date in accordance with its terms. On April 29, 2022, the Board amended the Tax Benefits Preservation Plan to change the Final Expiration Date to January 2, 2023, in light of the Company’s current expectation that the estimated ownership change percentage will substantially decrease after December 31, 2022. The Tax Benefits Preservation Plan must, however, be ratified by stockholders before November 11, 2022 to remain in force through that date and until January 2, 2023.

Plan Summary

The following is a summary of the terms of the Tax Benefits Preservation Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, a copy of which is attached, along with the First Amendment thereto, as Appendix C to this proxy statement.

The Rights. The Rights will attach to any shares of common stock that become outstanding after the Plan and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Tax Benefits Preservation Plan.

Until the Distribution Time, the Rights are associated with common stock and evidenced by common stock certificates or, in the case of uncertificated shares of common stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Tax Benefits Preservation Plan by reference, and the Rights are transferable with and only with the underlying shares of common stock.

Until the Distribution Time, the surrender for transfer of any shares of common stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of common stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights. The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from common stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 4.9% or more of the outstanding shares of common stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person), or

•

the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

The Board may determine that any person is an Acquiring Person if such person becomes the beneficial owner of 4.9% or more of the then-outstanding shares of common stock under the regulations promulgated under the Code. An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•

any person or group, together with its affiliates and associates, whose beneficial ownership of 4.9% or more of the then-outstanding shares of common stock will not jeopardize or endanger the availability to the Company of any NOL or other tax attribute, as determined by the Board in its sole discretion prior to the time any person becomes an Acquiring Person (provided that such person will be an Acquiring Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination); or any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Tax Benefits Preservation Plan, beneficially owns 4.9% or more of the outstanding shares of common stock so long as such person or group continues to beneficially own at least 4.9% of the outstanding shares of common stock and does not acquire shares of common stock to beneficially own an amount equal to or greater than the greater of 4.9% of the shares of common stock then outstanding and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Tax Benefits Preservation Plan plus one share of common stock.

In addition, the Tax Benefits Preservation Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person. There are also certain exceptions for an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to beneficially own 4.9% or more of the shares of common stock then outstanding under specified regulations promulgated under the Code.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of common stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Tax Benefits Preservation Plan, a person or group is deemed to beneficially own shares that such person is deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 of the Code or the regulations promulgated under the Code).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person, each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, common stock having a value equal to two times the exercise price of the Right.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, 50% or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Series A Preferred Stock Provisions. Each share of Series A Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of common stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation and, if shares of common stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of common stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent against dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock,

•

if holders of the Series A Preferred Stock are granted certain rights, options or warrants to subscribe for Series A Preferred Stock or convertible securities at less than the current market price of the Series A Preferred Stock or

•

upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of Series A Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, common stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at such later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time after any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of 50% or more of the outstanding shares of common stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person or any of its affiliates or associates, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests. A person desiring to either (i) effect a transaction that might result in such person becoming a beneficial owner of 4.9% or more of the then-outstanding shares of common stock or (ii) effect a transaction that might result in such person owning additional shares of common stock when such person already owns 4.9% or more of the then-outstanding shares of common stock may, by following the procedures outlined in the Tax Benefits Preservation Plan, request that the Board determine that such person would not be an Acquiring Person. In such case, the Board may grant the exemption notwithstanding the effect on the Company’s NOLs and other tax attributes, if the Board determines that such approval is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with any such determination, including restrictions on the ability of the requesting person to transfer shares acquired by it in the transaction requiring approval.

Amendment of the Tax Benefits Preservation Plan. The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Expiration Time. Under the terms of the Tax Benefits Preservation Plan, the Rights will expire on the earliest to occur of (a) the close of business on January 2, 2023 (as defined above, the Final Expiration Time), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) (i) the close of business on the first business day following the certification of the voting results of the Company’s 2022 Annual Meeting, if stockholder approval of the Tax Benefits Preservation Plan has been proposed and not obtained at such meeting or (ii) November 11, 2022, if stockholder approval of the Tax Benefits Preservation Plan has not been obtained by such date, (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person (defined below) and (e) the time at which the Board determines that the NOLs and certain other tax attributes are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs and other tax attributes or materially impair the amount of NOLs and other tax attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

Certain Considerations Relating to the Tax Benefits Preservation Plan

The Company Believes That Its NOLs Are Valuable. As of December 31, 2021, the Company had federal NOLs carryforwards of approximately $287.8 million which begin to expire in the year 2022. The Company adopted the Tax Benefits Preservation Plan in order to protect against a possible limitation on the Company’s ability to use its NOLs and certain other tax attributes to reduce potential future U.S. federal income tax obligations.

The Company Believes that Its NOLs Are at Risk. Based on publicly available information and an analysis of the ownership change rules under Section 382 of the Code, the Company estimates that its ownership change percentage is approximately 40 percentage points. An ownership change under Section 382 generally occurs when the percentage of the Company’s ownership (by value) by one or more 5-percent shareholders has increased by more than 50 percentage points over the lowest percentage of stock owned by such 5-percent shareholders at any time over a three-year period. If the Company were to experience an ownership change, it is possible that a portion of its NOLs and certain other tax attributes would expire before the Company would be able to use them to offset future tax liability.

Calculation of Risks to NOLs Is Based on Estimates and Assumptions. Given the complexity of the determination of a company’s “ownership change” risk under Section 382 of the Code and the limited knowledge any public company has about the ownership of its publicly traded stock, the Company cannot provide any assurance that its current ownership change estimates are accurate and assumptions are accurate.

Future Use and Amount of the NOLs Is Uncertain. The Company’s use of the NOLs depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Effects on Liquidity. The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of the shares of common stock in excess of the specified limitations that may jeopardize the Company’s ability to use the NOLs. A stockholder’s ability to dispose of the shares of common stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire the shares of common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or the Company to determine whether their ownership of the shares of common stock approaches the proscribed 4.9% level.

Potential Impact on Value. The Tax Benefits Preservation Plan could negatively impact the value of the shares of common stock by deterring persons or groups of persons from acquiring the shares of common stock, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect. The Board adopted the Tax Benefits Preservation Plan to diminish the risk that the Company’s ability to use the NOLs to reduce potential federal income tax obligations is impaired. Nonetheless, the Tax Benefits Preservation Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of the shares of common stock or, in the case of a person or group of persons that already owned 4.9% or more of the shares of common stock at the time of the Tax Benefits Preservation Plan’s adoption, from acquiring any additional common stock. As the Tax Benefits Preservation Plan will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from the Board, one effect of the Tax Benefits Preservation Plan may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without Board approval.

Taxes. No taxable income is recognized by either the stockholders or the Company when the Rights are issued. In certain instances, the occurrence of an event that renders the Rights exercisable may be a taxable event to holders of the Rights.

Reasons for the Proposal

The Board believes that protecting the Company’s NOLs is in the Company’s and stockholders’ best interests. As mentioned above, the Board recently determined to bring forward the Final Expiration Date to January 2, 2023 due to its latest evaluation, in consultation with external advisors, of the Company’s risk of a change of control under Section 382 of the Code. The Tax Benefits Preservation Plan must still be ratified by stockholders, however, by November 11, 2022 in order for it to continue in force beyond that date and to thereby provide its intended benefits and protections to stockholders until January 2, 2023. The Board is therefore asking stockholders to ratify the Tax Benefits Preservation Plan so it may continue in force until such time.

Required Vote

If Proposal No. 5 is approved by stockholders, the Tax Benefits Preservation Plan and the Rights will continue in force beyond the conclusion of the Annual Meeting until January 2, 2023, unless it is terminated earlier in accordance with its terms. If this Proposal No. 5 is not approved by stockholders, the Tax Benefits Preservation Plan and the Rights will expire by the close of business on the first business day following the certification of the voting results of the Annual Meeting.

Approval of this proposal to ratify the Tax Benefits Preservation Plan requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions are considered votes present and entitled to vote on this proposal, and thus have the same effect as a vote “AGAINST” the proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE TAX BENEFITS PRESERVATION PLAN

CORPORATE GOVERNANCE AND DIRECTORS

Our Corporate Governance Guidelines, together with the Board’s committee charters, provide the framework for the corporate governance of the Company. Following is a summary of our Corporate Governance Guidelines. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.quotient.com on the Governance page under the Investors section.

Board Composition

Our business and affairs are managed under the direction of our Board. Our Board currently consists of ten members, nine of whom qualify as “independent” under the listing standards of the NYSE. The authorized number of directors may be changed only by resolution of our Board. The classification of our Board into three classes with staggered three-year terms may have the effect of delaying or preventing changes in control of our Company or management.

Committees of the Board

Our Board has established an Audit Committee, a Compensation Committee, and Nominating and Corporate Governance Committee as standing committees of the Board. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table provides current membership information for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Andrew Gessow

Lorraine Hariton

Alison Hawkins

Eric Higgs

Steve Horowitz

Robert McDonald

David Oppenheimer

[Matthew O’Grady]*

[Joseph Reece]*

*	On May [●], 2022 the director was appointed to the indicated committee.

= Chairperson	= Member	= Financial Expert

Effective upon and subject to the election of our Class II directors at the Annual Meeting, the composition of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is expected to remain the same as it is currently comprised.

Audit Committee

Our Audit Committee currently consists of Messrs. Oppenheimer and Higgs and Ms. Hawkins, with Mr. Oppenheimer serving as our Audit Committee chairperson. Ms. Hawkins joined the Audit Committee on July 30, 2021 and Mr. Higgs joined the Audit Committee on March 23, 2022. Our Board has determined that all of the members of the Audit Committee possess the level of financial literacy and sophistication required under the listing standards of the NYSE, and that Mr. Oppenheimer is an audit committee financial experts as defined by SEC rules. Our Board has also determined that Messrs. Oppenheimer and Higgs and Ms. Hawkins satisfy the independence requirements of Audit Committee members under the applicable rules and regulations of the SEC and the listing standards of the NYSE. Our Audit Committee met twenty-one times and acted by written consent two times during 2021.

Our Audit Committee is responsible for, among other things:

•   appointing, compensating, retaining and overseeing our independent registered public accounting firm, and considering, to the extent advisable and appropriate, whether to rotate the independent registered public accounting firm;

• approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•   reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures, and any critical audit matters addressed in the audit of the Company’s financial statements;

• overseeing the performance of our internal audit function;
• reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•   reviewing, and discussing with management and our independent registered public accounting firm, our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

• reviewing and investigating conduct alleged to be in violation of our Code of Business Conduct and Ethics, if requested by the Board;
• reviewing and approving related party transactions;
• reviewing, and discussing with management, procedures and any related policies with respect to risk assessment and risk management;
• reviewing, and discussing with management, cybersecurity and other information technology risks, including steps management have taken to mitigate such risks;
• preparing the Audit Committee report required in our annual proxy statement; and
• reviewing and evaluating, at least annually, its own performance and the adequacy of the Audit Committee charter.

The Audit Committee operates under a written charter that was adopted by our Board. A copy of the Audit Committee charter is posted under the “Governance” portion of the “Investors” section on our website at http://investors.quotient.com/investors/governance/governance-documents/default.aspx.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Gessow, Higgs, Oppenheimer and [Reece], with Mr. Gessow serving as our Compensation Committee chairperson. Each member of our Compensation Committee satisfies the independence requirements under the applicable rules and regulations of the SEC and the listing standards of the NYSE. In addition, each member of our Compensation Committee qualifies as a “non-employee director” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee met four times and acted by written consent one time during 2021.

Our Compensation Committee is responsible for, among other things:

• reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;
• identifying peer group of companies to be used for comparison purposes in connection with any review of executive officer compensation;

•   reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;

• recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;
• recommending compensation program(s) for non-employee directors;

•   retaining a compensation consultant to assist it in the performance of its duties, after taking into consideration all factors relevant to the adviser’s independence from management, including those specified by the NYSE;

•   reviewing the disclosures regarding executive compensation in the Compensation Discussion & Analysis section, and any related reports required by the rules of the SEC, including a Committee Report for inclusion in our annual proxy statement;

•   reviewing the results of any advisory vote on executive compensation and considering whether to recommend adjustments to the Company’s executive compensation policies and practices in light of such vote;

• approving grants of options and other equity awards to all executive officers, non-employee directors and all other eligible individuals; and
• reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In carrying out these responsibilities, the Compensation Committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders.

In 2021, our Compensation Committee retained an independent compensation consultant, Aon’s Human Capital practice, a unit of Aon plc (“Compensation Consultant” or “Aon”), to assist our Compensation Committee. The Compensation Committee assessed the independence of Aon pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Aon from independently advising the Compensation Committee.

The Compensation Committee has delegated in accordance with applicable law, rules and regulations, and our Charter and Bylaws, authority to an equity awards committee comprised of certain executive officers of our Company to make certain types of equity awards to any employee who is not an executive on our senior leadership team or non-employee director under our Company’s 2013 Equity Incentive Plan (the “2013 Plan”) pursuant to the terms of such plan and the equity award guidelines approved by our Compensation Committee.

The Compensation Committee operates under a written charter that was adopted by our Board. A copy of the Compensation Committee charter is posted under the “Governance” portion of the “Investors” section on our website at http://investors.quotient.com/investors/governance/governance-documents/default.aspx.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Messrs. Horowitz, McDonald and [O’Grady] and Ms. Hariton, with Mr. McDonald serving as our Nominating and Corporate Governance Committee chairperson. Ms. Hariton joined the Nominating and Corporate Governance Committee on January 25, 2021. Mr. O’Grady joined the committee on May [    ], 2022. Each member of our Nominating and Corporate Governance Committee satisfies the independence requirements under applicable rules and regulations of the SEC and the listing standards of the NYSE. Our Nominating and Corporate Governance Committee met four times and acted by written consent two times during 2021.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

• assisting our Board in identifying qualified director nominees and recommending nominees for each annual meeting of stockholders;
• overseeing the Board’s committee structure and operations;
• reviewing and recommending plans of succession for the offices of chief executive officer and other executive officers;
• developing, recommending and reviewing corporate governance principles and a code of conduct applicable to us;
• reviewing, and discussing with management, disclosure of Company’s corporate governance practices for inclusion in the Company’s proxy statement or annual report on Form 10-K, as applicable;
• assisting our Board in its evaluation of the performance of our Board, including Board committees and the leadership structure of the Board;
• overseeing corporate governance risks, including risks associated with director independence;
• overseeing environmental, social and governance (“ESG”) risks; and the development of policies relating to, and the execution of initiatives and disclosures relating to, ESG risks;
• monitoring any changes in the personal circumstances or outside commitments of directors, and considering whether such changes may impact a director’s ability to serve on the Board effectively; and
• reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Nominating and Corporate Governance Committee operates under a written charter that was adopted by our Board and satisfies the applicable standards of the SEC and the NYSE. A copy of the Nominating and Corporate Governance Committee charter is posted under the “Governance” portion of the “Investors” section on our website at http://investors.quotient.com/investors/governance/governance-documents/default.aspx.

Board Leadership Structure

During 2021, the Board had a Lead Independent Director and believed this role addressed the need for independent leadership and an organizational structure for the independent directors. The Lead Independent Director coordinated the activities of the other independent directors, presided over meetings of the Board at which the Chairman of the Board was not present and at each executive session, served as liaison between the Chairman of the Board and the independent directors, and was available for consultation and direct communication if requested by major stockholders. Andrew Gessow was appointed as our Lead Independent Director effective August 5, 2019, and served in that role until March 23, 2022. On May 16, 2022, Matthew O’Grady was appointed as our Lead Independent Director.

On March 23, 2022, the Board separated the role of Chairman of the Board and Chief Executive Officer. Robert McDonald, an independent director, was appointed Chairman of the Board. The Company’s independent directors bring experience, oversight and expertise from outside the Company and from industry, while the Chief Executive Officer brings industry and company-specific experience and expertise.

Director Independence

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each of Messrs. Gessow, Higgs, Horowitz, McDonald, O’Grady, Oppenheimer and Reece, along with each of Mses. Hariton and Hawkins, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the NYSE. Our Board also determined that former directors Christy Wyatt and Michelle McKenna were independent during the respective time each served on our Board.

In considering the independence of the directors, the Board considered the Company’s 10-year lease agreement with DW Cal 301 Howard, LLC, a joint venture in which DivcoWest Real Estate Services, LLC is a minority member; and Mr. Gessow’s role as Senior Advisor at Divco and as a managing partner at DivCore Equity Partners which is affiliated with Divco. The terms of the lease were negotiated at arms-length and were consistent with market comparisons. Mr. Gessow was not involved in negotiating the lease, making any decisions regarding the lease, or approving the lease. In addition, Divco’s share of the total lease payment of $16.3 million was less than 1% of the consolidated gross revenues of each of the Company and Divco in 2020, when we entered into the lease. This level is significantly below the maximum amount permitted under the NYSE listing standards for director independence (i.e., 2% of consolidated gross revenues). Accordingly, the Board determined that Mr. Gessow is independent.

Corporate Governance Practices

Our Board is committed to maintaining a corporate governance structure and practices that enhance oversight and serve the interests of all stockholders. Key corporate governance highlights include:

Separation of Board Chair and CEO roles	✓
All directors, other than the CEO, are independent	✓
Four new directors appointed during the last two years	✓
Standing Board committees are comprised solely of independent directors	✓
Annual self-evaluation of the Board and its committees	✓
Regular executive sessions of independent directors	✓
Annual benchmarking of director compensation against peers	✓
Ongoing succession planning for CEO and other key executive officers	✓
Limitation on director service on other public company boards	✓
Policy prohibiting hedging and pledging of Company stock by directors and officers	✓
Meaningful director and executive stock ownership guidelines	✓
Proposal to declassify the Board at the 2022 Annual Meeting	✓

Director Onboarding and Education

Our Board believes that it is important for directors to be engaged and active during the entirety of their tenures. Accordingly, the Company has developed and maintains a robust orientation program for new directors intended to familiarize them with the Company’s management, operations, strategic priorities, corporate and business plans, risks and opportunities and other issues. Upon their appointment, new directors are invited to visit the Company’s facilities and meet with management and receive a package of briefing materials.

Directors are also encouraged to continue their education with respect to the Company and broader governance, financial and accounting matters and issues affecting the Company’s industry. The Company may, from time to time, offer continuing education programs to assist the directors in maintaining the level of expertise to perform their duties as a director. Additionally, each regularly scheduled Board meeting includes a discussion of the Company’s key priorities, frequently with the guidance of internal and external experts.

Board and Committee Evaluations

The Board recognizes that thoughtful and regular self-evaluation is an important aspect of its commitment to sound corporate governance and is critical to promoting the effectiveness of the Board. The Nominating and Corporate Governance Committee oversees an annual self-evaluation of the Board and each of its committees.

As part of this process, each of the directors evaluates the overall Board and the functioning of the Board’s committees, providing input on topics including Board and committee culture, meeting structure and effectiveness, quality and quantity of meeting materials and information provided to the Board, frequency of interactions with management, and other issues. The feedback received is reviewed by the Nominating and Corporate Governance Committee, and the results are shared and discussed with the full Board.

The Nominating and Corporate Governance Committee utilizes the evaluations to enhance the effectiveness of the Board, and any matters that require further assessment or follow-up are addressed at future Board and committee meetings as needed. Historically, the Board’s annual evaluation process has informed Board decisions and actions with respect to Board and committee composition, succession planning, Board leadership and other issues.

Risk Oversight

One of the key functions of our Board is to provide informed oversight of our risk management process. Our Board administers its oversight function directly as a whole, as well as through various standing committees of our board that address risks inherent in their respective areas of oversight, which they regularly report back to the full Board. While management is responsible for the day-to-day management of the material risks we face, our Board believes that evaluating the executive team’s management of the various risks confronting the Company is one of its most important areas of oversight.

The Board has designated the Audit Committee with primary responsibility for overseeing enterprise risk management. In accordance with this responsibility, the Audit Committee monitors the Company’s significant business risks, including financial, financial reporting, operational, privacy, cybersecurity, business continuity and legal and regulatory compliance. The Audit Committee reviews the steps management has taken to monitor and mitigate these risks.

With respect to cybersecurity, the Company’s Chief Information Security Officer (CISO) provides quarterly updates to the Audit Committee regarding cybersecurity risks and issues. Various other cybersecurity practices and programs have been implemented in response to the Audit Committee’s oversight of cybersecurity including the procuring of cybersecurity insurance, having a third-party expert perform a cybersecurity assessment, and establishing information security training exercises for employees (including employee testing through imitation phishing emails sent to employees, and concomitant learning relating to the testing). The Company also undergoes a periodic rating from a third-party known as BitSight Technologies, Inc., a security reporting service. An independent third-party auditor has determined that certain of the Company’s products are “SOC2 Type 2” compliant. SOC2 is a standard developed by the American Institute of CPAs relating to how companies should handle and store customer data consistent with five “trust service principles: security, availability, processing integrity, confidentiality, and privacy.

While the Audit Committee has primary responsibility for overseeing enterprise risk management and reports regularly to the Board, the other Board committees also consider risks within their area of responsibility and apprise the Board of significant risks and management’s response to those risks. For example, the Nominating and Corporate Governance Committee monitors legal and regulatory compliance risks as they relate to Quotient’s corporate governance structure and processes, oversees our succession planning, and also oversees annual performance evaluations of the Board and of each committee. The Compensation Committee reviews risks related to compensation matters. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees.

In establishing and reviewing our executive compensation program, the Compensation Committee considers whether the program encourages unnecessary or excessive risk-taking and has concluded that it does not. The program includes several components. Base salaries are fixed in amount and thus do not encourage risk-taking. By tying our Annual Incentive Plan to specific corporate financial performance measures, requiring a minimum performance level to receive any payout, and applying a cap on annual cash incentive awards, we mitigate against risk-taking behavior. For the same reason, we grant long term incentives, previously in the form of options and RSUs and currently in the form of RSUs and PSUs, subject to service requirements that reward performance in the form of financial goals and/or stock appreciation. We also maintain stock ownership guidelines for our executive officers. Collectively, these practices help to mitigate against risk-taking.

Our Nominating and Corporate Governance Committee also has oversight over environmental, social and governance (“ESG”) risks. On the governance front, recent actions that have resulted from this oversight include the separation of the Board chairman and chief executive officer roles. Social initiatives include DEI initiatives such as recruitment, consideration, and hiring and appointment of diverse candidates at all levels and the establishment of a company-wide, employee-led DEI Council, as well as philanthropic initiatives through Quotient for Change, which includes launching a new platform to facilitate employee giving and volunteer work and hosting a global “Week of Action.” Our DEI Council spearheaded an expansion of DEI initiatives during 2021 including (i) the launch of a company-wide DEI training program developed by Eskalera, Inc. and (ii) the introduction of a Diversity Dashboard that the Company uses internally to evaluate diversity within the Company’s workforce.

In 2021, our cross-functional global response team, as well as local response teams in each region where we have offices, continued to monitor the impact of the COVID-19 pandemic on our business operations and the health and safety of our employees. The teams met regularly to review and discuss pandemic developments, and to implement measures to manage related risks. Our enterprise risk management plan, and updates to the Audit Committee, included mitigation strategies for COVID-19 risks impacting our business and employees, as well as enhanced cybersecurity controls directed to working-from-home risks. The Board and Audit Committee were actively engaged in overseeing these risk management strategies and initiatives, receiving updates from the management team and providing input and oversight as we executed our strategy.

Prohibition on Short Sales, Hedging Transactions and Margin Accounts and Pledges

We prohibit (i) all short sales and “selling short against the box” of our stock, (ii) all transactions in derivatives of our stock, this extends to any hedging or similar transaction designed to decrease the risks associated with holding our stock, (iii) pledging of our stock as collateral for loans and (iv) holding our stock in margin accounts, for all our personnel, including non-employee directors, officers, employees, independent contractors and consultants.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics (the “Code of Business Conduct and Ethics”), which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our non-employee directors, officers and employees. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements. The Code of Business Conduct and Ethics is available under the “Governance” portion of the “Investors” section on our website at http://investors.quotient.com/investors/governance/governance-documents/default.aspx.

Director Stock Ownership Guidelines

In 2016, our Board adopted stock ownership guidelines for our non-employee directors. Under the guidelines, non-employee directors are expected to own shares of Quotient common stock, the lesser of a value equal to three times their annual cash retainer or 7,500 shares, for serving as a director. Shares may be owned directly by the individual, owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Each non-employee director is required to satisfy the stock ownership guidelines by October 24, 2021, or within five years after first becoming subject to the guidelines. As of [●], [●], Messrs. Gessow, Horowitz, McDonald and Oppenheimer have already satisfied the stock ownership guidelines and we believe Messrs. Higgs, O’Grady and Reece and Mses. Hariton and Hawkins are on track to meet the objective within the required time frame.

Meetings of the Board

Our Board met twelve times and acted by written consent five times during 2021. Mses. Hawkins and McKenna attended fewer than 75% of the total number of meetings of the Board and of the Board committees of which they were a member during 2021. Ms. Hawkins was unable to attend two Audit Committee meetings occurring in the week after she was appointed due to pre-existing conflicts; had she attended those meetings, she would have attended at least 75% of the meetings of the Board and of the Board committees during the period for which she served.

Director Commitments

Our Board believes that all members of the board should have sufficient time and attention to devote to board duties and to otherwise fulfill the responsibilities required of directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director. Our Corporate Governance Guidelines also includes limits on board memberships. Directors who serve as CEOs or equivalent positions should not serve on more than two boards of public companies, in addition to our Board, and other directors should not serve on more than four other public company boards in addition to our Board.

Attendance at Annual Stockholder Meetings by the Board

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. Directors Boal, Gessow, Hariton, Horowitz, McDonald, Oppenheimer, along with Ms. Wyatt, attended Quotient’s virtual-only 2021 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2021 consisted of Messrs. Gessow and Oppenheimer and Ms. Wyatt. None of the current members of the Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. The Nominating and Corporate Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons. Mr. Higgs, who was appointed to the Board in March 2022, was recommended to Ms. Hariton, a member of the Nominating and Corporate Governance Committee, by a board member of a leading CPG company who also serves on the board of Catalyst.org, where Ms. Hariton serves as the Chief Executive Officer. Mr. O’Grady and Mr. Reece were introduced to the Board by the Engaged Group and appointed to the Board pursuant to the Cooperation Agreement.

The Nominating and Corporate Governance Committee will recommend to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board to fill interim director vacancies.

Director Qualifications

The Nominating and Corporate Governance Committee also reviews and recommends to the Board for determination the desired qualifications, expertise and characteristics of Board members, with the goal of developing a diverse, experienced and highly qualified Board. The Nominating and Corporate Governance Committee and the Board believe that candidates for director should have certain minimum qualifications, including, without limitation:

• the highest personal and professional ethics and integrity;
• proven achievement and competence in the candidate’s field and ability to exercise sound business judgment;
• skills that are complementary to those of the existing Board;
• the ability to assist and support management and make significant contributions to the Company’s success;
• an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities;
• ability to read and understand financial statements and other financial information pertaining to the Company;
• commitment to enhancing stockholder value;
• willingness to act in the interest of all stockholders; and
• for non-employee directors, independence under NYSE listing standards and other applicable rules and regulations.

In the context of the Board’s existing composition, we may add other requirements that are expected to contribute to the Board’s overall effectiveness and meet the needs of the Board and its committees.

Board Diversity

Our Board believes that its strength and effectiveness is enhanced if its members bring a diverse and complementary range of skills, experiences and perspectives. Accordingly, the

Board seeks candidates with strong and diverse backgrounds who possess knowledge and skills in areas of importance to the Company. In addition to seeking candidates with diverse professional backgrounds, the Nominating and Corporate Governance Committee also seeks a mix of diverse personal backgrounds and life experiences. Though the Nominating and Corporate Governance Committee does not utilize quotas, the Committee does consider diversity as a criterion when evaluating prospective new directors.

Stockholder Recommendations for Director Candidates

Stockholders may recommend the names of potential director candidates to our Nominating and Corporate Governance Committee for its consideration. Any such recommendation should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at Quotient Technology Inc., 1260 East Stringham Avenue, Suite 600, Salt Lake City, Utah 84106. The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board who meet the minimum qualifications as described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. These candidates are evaluated by the Nominating and Corporate Governance Committee and may be considered at any point during the year.

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal (including one or more director nominations) before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Such business may be brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary containing the information specified in our Bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices no earlier than [●] [●], 2023; and no later than the close of business on [●] [●], 2023. In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary of the 2022 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of: the 90th day prior to such annual meeting, or the 10th day following the day on which public announcement of the date of such annual meeting is first made. You may contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

For the 2022 Annual Meeting, our Nominating and Corporate Governance Committee has not received a candidate recommendation or a nomination pursuant to the advance notice procedure in our Bylaws from any stockholder or group of stockholders, including any stockholder or group of stockholders that beneficially owns more than five percent of our common stock, except for the director candidate nominations and recommendations of the Engaged Group. In March 2022, the Engaged Group recommended Joseph Reece to the Board as a potential candidate for appointment or election to the Board, and the Engaged Group nominated Matthew O’Grady, along with one other candidate, for election at the Annual Meeting pursuant to the advance notice procedure in our Bylaws. Pursuant to the Cooperation Agreement with the Engaged Group, on May 16, 2022, the Engaged Group withdrew its nominations, Joseph Reece was appointed to the Board as a Class III director, and Matthew O’Grady was appointed to the Board as a Class II director and is a nominee for election at the Annual Meeting.

Non-Employee Director Compensation

Non-employee directors receive compensation under our outside director compensation policy (the “Director Compensation Policy”) in the form of equity granted under the terms of our 2013 Plan, and cash, as described below. The policy is reviewed annually by the Compensation Committee in conjunction with the Compensation Committee’s independent compensation consultant in order to inform any decisions with respect to our executive compensation program. They consider multiple factors, including total compensation relative to our peer group, market survey data, board leadership and committees, and board governance trends. No changes were made to our outside director compensation policy for 2021.

Cash Compensation

In connection with their service as a director and consistent with the Director Compensation Policy, each non-employee director receives an annual cash retainer of $37,500 for serving on our Board. The Lead Independent Director receives an additional annual cash retainer of $15,000.

The chairperson and members of the three standing committees of our Board are also entitled to the following additional annual cash retainers:

Board Committee	Chairperson Fee ($)	Member Fee ($)
Audit Committee	21,500	10,000
Compensation Committee	15,000	6,250
Nominating and Corporate Governance Committee	8,000	3,500

All cash retainers are paid in quarterly installments to each non-employee director who has served in the relevant capacity for the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter. A non-employee director who has served in the relevant capacity for only a portion of the immediately preceding fiscal quarter will receive a prorated payment of the quarterly payment of the applicable annual cash retainer.

Equity Compensation

Initial grant. Upon appointment to our Board, each non-employee director is granted an award (the “Initial Award”) of Restricted Stock Units (“RSUs”) as compensation for his or her service. The number of RSUs subject to the Initial Award is determined by dividing $250,000 by the closing price of our stock on the grant date or as computed in accordance with such other methodology as our Board or Compensation Committee may determine. The grant date of the Initial Award is the fifth trading day of the month immediately following the month in which the individual first becomes a non-employee director. The RSUs subject to the Initial Award vest as to one-third (1/3) of such RSUs on each of the first three anniversaries of the date on which such person first becomes a non-employee director, subject to continued service as a director through the applicable vesting date.

Annual award. Each continuing non-employee director will be granted an award of RSUs (the “Annual RSU Award”) on the date of the annual meeting of stockholders as compensation for his or her service. The number of RSUs subject to the Annual Award will be determined by dividing $175,000 by the closing price of our stock on the grant date or as computed in accordance with such other methodology as our Board or Compensation

Committee may determine. The grant date of the Annual Award is the date of the annual meeting of stockholders. The RSUs subject to the Annual Award vest upon the earlier of (i) the day prior to the next year’s annual meeting of stockholders or (ii) one year from the grant date, subject to continued service as a director through the applicable vesting date.

The following table provides information for the year ended December 31, 2021 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director in 2021.

Non-Employee Director Compensation — 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)
Andrew Gessow	67,500	174,998		242,498
Lorraine Hariton	38,267	530,406		568,673
Alison Hawkins	20,007	249,993		270,000
Steve Horowitz	41,000	174,998		215,998
Robert McDonald	45,500	174,998		220,498
Michelle McKenna	29,519	174,998	(2)	204,517
David Oppenheimer	65,250	174,998		240,248
Christy Wyatt(3)	53,750	174,998		228,748

(1)

The amounts reported reflect the aggregate grant date fair value of RSUs granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 10 to our notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 1, 2022. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these stock awards and do not correspond to the actual economic value that may be received by the directors from them.

(2)	Ms. McKenna’s Annual RSU Award of $174,998 was cancelled upon her resignation from the Board, which became effective as of July 30, 2021.
(3)	Ms. Wyatt resigned from the Board effective March 24, 2022.

Our non-employee directors held the following number of outstanding stock options and RSU awards as of December 31, 2021.

Name	Stock Options	RSUs
Andrew Gessow	151,992	15,297
Lorraine Hariton	—	40,575
Alison Hawkins	—	30,674
Steve Horowitz	44,035	15,297
Robert McDonald	—	20,514
Michelle McKenna(1)	—	—
David Oppenheimer	21,551	15,297
Christy Wyatt(2)	—	19,729

(1)	Ms. McKenna resigned from the Board effective July 30, 2021 and therefore had no outstanding stock options or RSU awards as of December 31, 2021.
(2)	Ms. Wyatt resigned from the Board effective March 24, 2022.

Stockholder and Other Interested Party Communications with the Board

Stockholders and other interested parties who wish to communicate with the non-management or independent members of our Board may do so by letters addressed to the attention of our General Counsel.

All communications are reviewed by the General Counsel and are routed to the appropriate member(s) of the Board consistent with our Policies and Procedures for Stockholder and Other Interested Party Communications to Independent Directors. A copy of our Policies and Procedures for Stockholder and Other Interested Party Communications to Independent Directors is posted under the “Governance” portion of the “Investors” section on our website at http://investors.quotient.com/investors/governance/governance-documents/default.aspx.

The address for these communications is:

Quotient Technology Inc.

Attn: General Counsel

1260 East Stringham Avenue, Suite 600

Salt Lake City, Utah 84106

Cooperation Agreement with Engaged Capital, LLC

On May 16, 2022, the Company entered into the Cooperation Agreement (the “Cooperation Agreement”) with the Engaged Group.

Pursuant to the Cooperation Agreement, the Board appointed Matthew O’Grady to the Board to serve as a Class II director and Joseph Reece (together with Mr. O’Grady, the “New Directors”) to the Board to serve as a Class III director. The Board also, on May [●], 2022, appointed Mr. O’Grady to the Nominating and Corporate Governance Committee and Mr. Reece to the Compensation Committee. Mr. O’Grady was also appointed to serve as Lead Independent Director for the duration of the Cooperation Agreement. The Board agreed to nominate for election at the Annual Meeting Matthew Krepsik, Robert McDonald, and Matthew O’Grady. Except for the Cooperation Agreement, there are no other arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

The Company agreed to seek stockholder approval of an amendment to the Charter, which is Proposal No. 2 discussed in this proxy statement. Further, under the terms of the Cooperation Agreement, Steven Boal agreed to retire as CEO no later than the Annual Meeting and to not stand for reelection as a director at the meeting.

The Cooperation Agreement further provides, among other things, that:

•

During the term of the Cooperation Agreement, the number of authorized directors on the Board will not exceed ten directors without the consent of the Engaged Group, with such consent not to be unreasonably withheld.

•

During the term of the Cooperation Agreement and for so long as the Engaged Group continuously beneficially owns in the aggregate at least the lesser of (i) 2.5% of outstanding shares of the Company’s common stock and (ii) 2,373,037 shares of common stock, the Engaged Group will be entitled to recommend a replacement independent director who is not an affiliate of the Engaged Group in the event any New Director ceases to be a director of the Company for any reason, subject to certain conditions and the approval of the Nominating and Corporate Governance Committee and the Board, such approval not to be unreasonably withheld.

•

During the term of the Cooperation Agreement, the Engaged Group will be subject to customary standstill restrictions, including with respect to nominating persons for election to the Board, submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign), and acquiring beneficial ownership of, or economic exposure to, more than 9.9% of the Common Stock for so long as the Company’s Tax Benefits Preservation Plan and the rights established thereunder remain in force.

•

During the term of the Cooperation Agreement, the Engaged Group will vote all shares of common stock and voting securities beneficially owned, directly or indirectly, by the Engaged Group at all annual and special meetings as well as in any consent solicitation of the Company’s stockholders (i) in favor of the nominees for director recommended by the Board, (ii) in favor of Proposal 2 and (iii) in accordance with the Board’s recommendation with respect to any other matter (unless Institutional Shareholder Services Inc. issues a contrary recommendation, except as related to the election of directors or the Charter Declassification Amendment (Proposal No. 2)). The Engaged Group will be permitted to vote on any proposals relating to an extraordinary transaction in its sole discretion.

•	Each party agreed not to disparage the other party, subject to certain exceptions.

•

During the term of the Cooperation Agreement, each party agreed not to institute a lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement. Additionally, during the term of the Cooperation Agreement and for an additional two years after its termination, each party agreed not to institute a lawsuit against the other party relating to or arising out of any event occurring on or prior to the date of the Cooperation Agreement.

•	The Engaged Group withdrew its director nominations for the Annual Meeting.

•

The Cooperation Agreement will terminate on the earliest to occur of (i) 30 calendar days prior to the notice deadline under the Company’s Amended and Restated Bylaws for the nomination of director candidates for election to the Board at the Company’s 2023 annual meeting of stockholders, (ii) 120 calendar days prior to the first anniversary of the Company’s 2022 annual meeting of stockholders and (iii) the consummation of an extraordinary transaction.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Cooperation Agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 18, 2022.

REPORT OF THE AUDIT COMMITTEE

With respect to Quotient’s financial reporting process, the management of Quotient is responsible for (1) establishing and maintaining internal controls and (2) preparing Quotient’s consolidated financial statements. Quotient’s independent registered public accounting firm, Ernst & Young, is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Quotient’s financial statements.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Submitted by the Audit Committee of the Board:

David Oppenheimer (Chairperson)

Alison Hawkins

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the executive and non-employee director compensation arrangements, including the employment, termination of employment and change in control arrangements, discussed below under “Executive Compensation,” the indemnification arrangements with our executive officers and non-employee directors discussed below under “Indemnification Agreements,” and the transactions described below in this section, we were not party to any transactions since January 1, 2021 in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

San Francisco Office Lease

The Company entered into a lease agreement with DW Cal 301 Howard, LLC (“DW Cal”) on February 28, 2020, for approximately 15,607 square feet of office space in San Francisco, for a term of 10 years. The total minimum future rental payments for the lease is $16.3 million. DW Cal is a joint venture in which DivcoWest Real Estate Services, LLC is a minority member. Mr. Gessow, one of our independent directors, serves as a Senior Advisor at Divco and is a managing partner at DivCore Equity Partners which is affiliated with Divco. All terms of the lease were negotiated at arms-length. The transaction was presented to our Audit Committee and approved in accordance with our Policy and Procedures with Respect to Transactions with Related Persons; and was also approved by our Board. Mr. Gessow was not involved in decisions regarding the lease or in the Board and Audit Committee’s approval thereof.

Amended and Restated Investor Rights Agreement

In June 2011, we entered into an Eighth Amended and Restated Investor Rights Agreement with the holders of our preferred stock. Such agreement provides, among other things, for certain rights relating to the registration of their shares of common stock, including those issued upon conversion of their preferred stock, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

Cooperation Agreement

On May 16, 2022, we entered into a Cooperation Agreement with the Engaged Group. As part of the Cooperation Agreement, we agreed to reimburse the Engaged Group for their reasonable, documented out-of-pocket fees and expenses incurred in connection with the negotiation and entry into the Cooperation Agreement and related matters up to an amount of $500,000. For additional information regarding the provisions of the Cooperation Agreement, see “Corporate Governance and Directors—Cooperation Agreement with Engaged Capital, LLC.”

Review, approval or ratification of transactions with related parties

Our Board recognizes that transactions between our Company and persons or entities that may be deemed related persons can present potential or actual conflicts of interest and create the appearance of impropriety. Accordingly, our Board has delegated authority for the review and approval of all related person transactions to the Audit Committee. We have adopted a written Policy and Procedures with Respect to Transactions with Related Persons to provide procedures for reviewing, approving and ratifying any transaction involving our Company or any of its subsidiaries in which a 5% or greater stockholder, director, executive officer or members of their immediate family have or will have a direct or indirect material interest. This policy is intended to supplement, and not to supersede, our Company’s other policies that may be applicable to or involve transactions with related persons.

The policy provides that the Audit Committee reviews transactions subject to the policy and determines whether or not to approve or ratify those transaction. In reviewing transactions subject to the policy, the Audit or the Chair of the Audit Committee, as applicable, considers among other factors it deems appropriate:

•	the material terms of the transaction;

•	the nature of the related party’s interest;

•	the nature of the related party’s relationship with the Company;

•	the role of Company employees in arranging the transaction;

•	the impact on the independence of any director;

•	the costs and benefits to the Company; and

•

an assessment of whether the transaction is competitively bid, or otherwise on terms that are fair to the Company and comparable to those that could be obtained in an arms-length negotiation with an unrelated third party.

EXECUTIVE OFFICERS

The following table identifies certain information, as of May [●], 2022, about our executive officers. Officers are appointed or elected by the Board to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers. There are no arrangements or understandings between an executive officer and any other person pursuant to which such executive officer was or is to be selected as an officer.

Name	Age	Position(s) with Quotient
Steven Boal(1)	57	Chief Executive Officer and Board Member
Scott Raskin	60	President
Yuneeb Khan(2)	46	Board-Appointed Future Chief Financial Officer, Principal Accounting Officer and Treasurer
Matthew Krepsik(3)	40	Chief Technology Officer and Chief Executive Officer-Designee
Connie Chen	55	General Counsel, Compliance Officer and Secretary
John Kellerman(4)	53	Interim Chief Financial Officer

(1)	On March 24, 2022, the Company announced Mr. Boal’s intention to retire as CEO by December 31, 2022 and his decision to not stand for re-election as a Class II member of the Board of Directors.
(2)	On April 13, 2022, the Company announced Mr. Khan’s appointment as future CFO and that he is expected to join the Company by July 2022.
(3)

On March 24, 2022, the Company announced Mr. Krepsik will assume office as the Company’s next CEO upon Mr. Boal’s retirement as CEO. For information on the business background of Mr. Krepsik, see “Proposal No. 2—Election of Directors” above.

(4)	On April 13, 2022, the Company announced Mr. Kellerman’s appointment as Interim CFO effective April 5, 2022 until Mr. Khan commences his service as CFO.

Steven Boal, who will be stepping down from the CEO role no later than December 31, 2022, founded Quotient in 1998. Mr. Boal has served as our Chief Executive Officer since August 2019, has been a member of the Board since 1998, and served as Chairman of our Board from August 2019 until March 2022. Mr. Boal was our Executive Chairman from September 2017 to August 2019, our CEO from 1998 until September 2017, our Chairman from February 2017 until September 2017, and our President from 1998 until September 2015. Prior to founding Quotient, Mr. Boal served as Vice President of Business Development for Integral Development Corporation, a privately held financial software company. Mr. Boal currently serves on the board of directors of Matia Robotics, a private robotic mobility device company, and OneTable.org since December 2020, a national non-profit organization. Mr. Boal holds a B.A. from the State University of New York at Albany.

Scott Raskin has served as our President since August 2019. Mr. Raskin served on our Board from February 2017 until August 2019 and was Lead Independent Director from November 2017 until August 2019. From June 2019 to August 2019, Mr. Raskin served as an operating partner with Khosla Ventures, a venture capital firm. Mr. Raskin served as the President and Chief Executive Officer at Spigit Inc. (formerly known as Mindjet), a provider of innovation management software from June 2006 until December 2018 (Spigit was acquired in December 2018). Prior to joining Spigit, Mr. Raskin served as President and Chief Operating Officer, from May 2001 to June 2006, at Telelogic AB, a publicly traded, international software company. Additionally, from June 2019 until January 2022 Mr. Raskin served as chairperson of the board of directors of Neology Inc., a private company and global innovator that is re-imagining mobility for smart cities and safer communities; from January 2015 until January 2022 served on the board of directors of MariaDB, a Finnish private company; and from January 2012 to July 2014, served on the board of directors of Cision AB, a Swedish, publicly traded software and information services company, where he was also a member of the compensation committee of its board of directors. Mr. Raskin holds a B.B.A. from the University of Texas.

Matthew Krepsik, was designated by the Board in March 2022 to succeed Steven Boal as CEO when Mr. Boal retires from the Company on or before December 31, 2022. Mr. Krepsik has served as our Chief Technology Officer since June 2021, leading the Company’s strategy and insights team as well as its engineering, product management, business development and media strategy functions. For information on the business background of Mr. Krepsik, see “Proposal No. 2—Election of Directors” above.

Yuneeb Khan, whom the Board determined to appoint to the CFO role on March 28, 2022 and who is expected to join the Company by July 2022, currently serves as President of the Global Consumer Insights business of NielsenIQ, a world-renowned marketing and consumer intelligence enterprise that provides critical research, data and strategic insights about consumer behavior in more than 80 countries. Mr. Khan is a seasoned executive with more than 25 years of experience in leading commercial and product strategies for global businesses, guiding meaningful financial turnarounds, and driving global mergers and acquisitions. Mr. Khan joined Nielsen in January of 2010 and, during his 12-year tenure with the company, has served in several high impact roles and driven high profile strategic projects. Immediately prior to his current role, he served as President of the Global Customized Intelligence business of NielsenIQ from 2020 to 2021. Prior to that, he served as the Chief Financial Officer (CFO) of Nielsen Global Connect (now NielsenIQ) with revenues of over $3 billion, over 30,000 employees, and operations in 100+ countries, from 2019 to 2020. While in this role, the business returned to growth and he played a pivotal role in the strategic review process that resulted in the creation of NielsenIQ, an independent privately held company. He was instrumental in driving significant operational efficiencies as the CFO of Nielsen’s Global Technology and Operations (2014 to 2019) and significantly strengthened the global finance processes by establishing a process driven regional operating model. He is a respected leader with a well-established reputation for developing talent and high-performing global teams with a leadership style described as empathetic, principled, and genuine. In 2020, he was awarded the prestigious Arthur C. Nielsen award as recognition for the significant contributions he has made to the Nielsen business. Prior to Nielsen, from December 1995 to January 2010, Mr. Khan held several financial partnership, regulatory and advisory roles around the globe with large blue-chip companies, including General Electric, United Technologies, Kinnevik, Bristol Myers Squibb, and PricewaterhouseCoopers. He is a chartered accountant from the Institute of Chartered Accountants of Pakistan (1999) and a graduate of the Advanced Management Program (2021) of Harvard Business School.

Connie Chen has served as our General Counsel, Compliance Officer and Secretary since January 2016 and served as our Senior Director of Legal Affairs from October 2014 to December 2015, and Director of Legal Affairs from September 2013 to October 2014. From 2005 to August 2013, she served as vice president, litigation and deputy general counsel at Rambus Inc., a semiconductor and IP product company. Prior to Rambus, Ms. Chen held positions at the law firm of Morrison & Foerster LLP and WebMD, an internet healthcare technology company, where she served as assistant general counsel. Ms. Chen holds an A.B. from Stanford University and a J.D. from Stanford Law School.

John Kellerman, the Company’s Vice President, Chief Accounting Officer whom the Board appointed to serve as the Company’s interim Chief Financial Officer (“interim CFO”)

effective April 5, 2022 until Mr. Khan commences his service as CFO, has over 30 years of experience in financial reporting, accounting operations and internal audit services. He has served as Quotient’s Vice President, Chief Accounting Officer since March 2020. Prior to that, he served as VP Internal Audit at Bio-Rad Laboratories, Inc. from August 2017 to March 2020, and as VP Controller at Gracenote, Inc. from October 2015 to August 2017. He served in various roles of escalating responsibility at Autodesk, Inc. from 2000 to 2015, culminating in his position as Assistant Controller from 2011 to October 2015. Mr. Kellerman holds a B.S. in Accounting from California State University, Sacramento.

EXECUTIVE COMPENSATION

The following discusses the compensation for our Named Executive Officers (“NEOs”) for 2021: our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executives.

Steven Boal(1)

Founder, Chief Executive Officer and Member of the Board of Directors

Scott Raskin

President

Pamela Strayer(2)

Former Chief Financial Officer and Treasurer

Matthew Krepsik(3)

Chief Technology Officer and Chief Executive Officer—Designee

Connie Chen

General Counsel, Compliance Officer and Secretary

(1)	On March 24, 2022, the Company announced Mr. Boal’s intention to retire as CEO by December 31, 2022 and his decision to not stand for re-election as a Class II member of the Board of Directors.
(2)	Ms. Strayer resigned as CFO and Treasurer effective April 5, 2022.
(3)

Mr. Krepsik joined the Company as Chief Analytics Officer effective April 26, 2021, and was promoted to the role of Chief Technology Officer on June 1, 2021. On March 24, 2022, the Company announced Mr. Krepsik will assume office as the Company’s next CEO upon Mr. Boal’s retirement as CEO.

Business Overview

Business Description

Quotient is an industry leading digital media and promotions technology company that creates cohesive omnichannel brand-building and sales-driving opportunities to deliver valuable outcomes for advertisers, retailers and consumers. The Quotient platform is powered by exclusive consumer spending data, location intelligence and purchase intent data to reach millions of shoppers daily and deliver measurable, incremental sales.

Our customers consist primarily of consumer-packaged goods (“CPG”) companies and their brand marketers (together referred to as “advertisers”) who want to drive sales and positive brand engagement with shoppers. Our digital marketing platform is designed to produce returns on marketing investment for advertisers by utilizing consumer behavior and intent data to deliver the right marketing message to the right shopper at the right time, through multiple touchpoints while they are engaged online, out of home and in-store.

Quotient partners with leading advertisers and retailers, including Clorox, Procter & Gamble, General Mills, Unilever, CVS, Dollar General and Peapod Digital Labs, a company of Ahold Delhaize USA.

Business Performance

2021 was a year of progress for Quotient – both financially and operationally. Despite the challenges associated with the global pandemic, we continued to execute on our transformation, and we entered 2022 as a stronger, more agile, more efficient and better positioned company, ready to deliver sustainable and profitable growth in the future.

Some of our financial and strategic highlights from 2021 include:

•	We generated annual revenues in 2021 of $521.5 million, up 17% over the prior year.

•

We generated $40.6 million in Adjusted EBITDA in 2021[1], lower from the prior year due to investments made to increase operational efficiency, business model changes to become more competitive, and the impact of supply chain issues that led CPG customers to broadly pull back on promotional spending.

•

We evolved our network partner model in order for partnerships to be more aligned to our objectives of delivering balanced and profitable growth, along with greater value to our partners. Some of our recently announced additions to our promotions network include Microsoft, Figg, and Redbox, while partners such as AutoZone have joined our retailer network.

•

During the first quarter of 2021, we introduced a new offering, our Duration-Based National Promotions solution. We believe this pricing and delivery model change is beneficial to our retailer partners and advertisers as it is outcome-based and permits aligning promotional spend with merchandising plans. Duration-based pricing promotions revenue represented approximately 32% of national promotions revenue during the fourth quarter of 2021, and we expect that percentage to increase in the upcoming quarters.

•

Our Promotion Amplification offering has demonstrated strong sales lift and has expanded opportunities with both existing customers and new ones. We believe Promotion Amplification marks the beginning of the end of the paper circular, and feedback from both CPGs and retailers continues to be strong. Hundreds of millions of dollars are spent producing the weekly paper circular, and both retailers and CPGs would rather those dollars find their way to shoppers, increasing the return on investment (ROI) of that spending amount significantly.

•

In the third quarter of 2021 we introduced self-service capabilities on some of our media products related to sponsored search. With self-service campaigns, the customer decides on campaign objectives and the digital properties on which to place advertisements. We believe moving more business to self-service and away from managed services will enable us to grow more profitably by utilizing the power of our platform technology and reducing the manual effort and overhead expenses associated with managed-service campaign execution.

•

Beginning in the fourth quarter of 2021, we began rolling out a change to our business model with respect to retailer-specific promotion or media campaigns (also known as shopper campaigns). In the new shopper model, we sell shopper campaigns to advertisers on behalf of retailers, who set pricing and determine how shopper media and promotions campaigns are executed through our platforms and network. Under generally-accepted accounting principles, in this model we are the “agent” of the retailers, who are our customers and pay us for the use of our platforms and services. This business model change is designed to provide several benefits to retailer

[1]	For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, please see Appendix B.

customers including improved pricing transparency and control over the shopper marketing campaign’s prospects for success. We expect this business model change and increased self-service to improve our gross margins in media (though not changing gross profit dollar), with this change benefiting a product category which has historically had lower gross margins.

Below is a summary of our financial performance for Fiscal 2021, in comparison to previous fiscal years:

For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, please see Appendix B.

Compensation Overview

Annual Meeting Results 2021

Following feedback from our stockholders in 2020, the Company made significant changes to our executive compensation programs for the 2021 fiscal year. We were responsive to investor concerns around our approach to pay-for-performance and took swift action to implement substantial changes to our compensation practices and disclosure.

Most notably, in 2021, we restructured our program such that 50% of each NEO’s long-term equity incentive grant was made subject to the Company achieving two quantitative performance objectives over a three-year performance period. The three-year targets are aggressive but in alignment with the Company’s three-year financial plan.

Additionally, we revised our peer group to better reflect companies with similar business characteristics and size in terms of market capitalization and revenue. We also enhanced disclosure around our Annual Incentive Plan design and further described how it supports our pay-for-performance philosophy.

We believe that these changes to our executive compensation approach reinforced pay-for-performance alignment and addressed stockholder concerns moving forward. Our 2021 “say-on-pay” proposal received 96% approval, indicating strong stockholder support.

The Company continues to review our pay-for-performance philosophy to ensure our compensation programs remain motivational for executives, competitive in the market and against our peer comparator group, and aligned with stockholder interests, feedback, and expectations.

Philosophy

The overall objective of our executive compensation programs is to pay our executive officers competitively and equitably in a way that aligns our business and financial goals, and ties back to overall Company and individual performance. The primary objectives of our executive compensation programs for our NEOs are:

Pay-for-Performance	A significant portion of pay for executive officers is at-risk and performance-based with metrics that align total compensation with the Company’s sustainable growth strategy and values, annual financial objectives, and performance of our stock price. At-risk compensation includes short-term cash and performance-based equity awards as long-term incentives.
Alignment with Stockholders	Our compensation programs align executive officers’ interests with those of our stockholders, by providing equity-based forms of compensation and tying pay to Company and stock performance. We maintain stock ownership guidelines for all executive officers, and we remain committed to a culture of shared success through long-term equity awards. In response to stockholder feedback, we awarded a portion of the 2021 equity grant to performance-based RSUs, and we are continuing to utilize performance-based RSUs in equity grants to executive officers in 2022.
Competitive Appeal	Our compensation programs are designed to attract, reward, and retain talented and highly qualified executive officers whose abilities and alignment to our values are critical to our success. We use market-based pay information to align each executive officer’s compensation to their position, responsibilities, and impact.
Drive Sustainable Growth	We use our compensation programs to invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding employees accountable to the Company’s strategy and values.

Strong Governance Practices

We Do	We Don’t
✓ Review compensation programs annually with the Compensation Committee	× Provide single trigger change in control severance benefits
✓ Maintain stock ownership guidelines for all NEOs	× Permit hedging or pledging of equity securities
✓ Emphasize long-term equity in NEO pay mix	× Provide perquisites (other than in connection with relocation)
✓ Engage independent compensation consultant	× Provide tax gross-up payments
✓ Ensure a significant portion of executive pay is “at-risk” dependent on company and/or stock price performance

Compensation Elements

Our compensation program consists of base salary, annual incentive and long-term incentive. Each year the Compensation Committee reviews, for each NEO, the target opportunity value of each of these three elements which we refer to as “Base Salary”, “AIP Target Opportunity”, and “LTI Opportunity”. We refer to the aggregate of the target opportunity value of each element as Total Direct Compensation (“TDC”). The Compensation Committee considers market practices, the criticality of the role to the business, retention objectives as well as other factors such as company and individual performance to determine the appropriate TDC for each NEO and the mix of each element in the total. Each element is described in the table below.

Element	Purpose	Characteristics
Base Salary	Attract and retain talent	• Fixed: 100% cash • Size reflects market benchmarking, role responsibility, experience and individual performance and criticality to our success
Short-Term Incentive (Annual Incentive Plan (“AIP”))	Motivate and reward accomplishment of short-term business goals

•   Variable: 100% cash

•   AIP Target Opportunity reflects market practice expressed as % of base salary

•   Payouts are fully formulaic

•   In 2021, metrics were revenue and Adjusted EBITDA each weighted at 50% to align with our strategy and with a 75% blended achievement threshold required for payout in order to align with stockholder interest

Long-Term Incentive (Long-Term Incentive (“LTI”))	Motivate and reward sustainable long-term performance Align delivered pay to returns experienced by stockholders Attract and retain talent

•   Variable: 100% equity

•   LTI Opportunity is sized based on market practices, role responsibility, retention objectives, and individual performance

•   Denominated 50% in time-based RSUs and 50% in performance-based RSUs based on market best practices and aligned with stockholder interest

•   2022 performance-based RSUs are measured against Gross Margin attainment with a stock price modifier

A significant proportion of each NEO’s target TDC is variable and at-risk due to its dependence on the achievement of preset, objective and quantitative performance goals in the Annual Incentive Plan and long-term incentive awards based on the Company performance, as shown in the charts below.

The charts below reflect the mixture of Base Salary, AIP Target Opportunities, and LTI Opportunities for each of the NEOs.

(1)

Compensation Pay Mix is representative of 2021 total target compensation. Total target compensation for Mr. Krepsik is reflective of his pay after his June 1, 2021 promotion to Chief Technology Officer.

(2)	2022 Long Term Incentive target for CEO and other NEOs is denominated in 50% performance-based RSUs and 50% time-based RSUs.

How Pay Decisions Are Made

The Compensation Committee follows a robust annual cycle to plan and review philosophy, goals, and execution of our executive compensation programs to ensure they align with company objectives and strategy. Typically our CEO makes compensation recommendations for NEOs and other members of the executive leadership team for consideration and approval by the Compensation Committee in Q1 each year. The CEO does not participate in recommendations or discussions relating to his own compensation.

The Compensation Committee, with the assistance of an independent consultant, considers multiple factors including peer group and market survey data, company and individual performance, stockholder feedback, and judgment on what is in the best interests of the Company in making recommendations on CEO pay for approval by the Board.

Highlights from our annual schedule are outlined in the below table.

Timing	Focus Areas
Q1

•   Evaluated business performance and financial metrics for the prior fiscal year under the Annual Incentive Plan (AIP)

•   Discussed individual contributions, performance, and future potential of NEOs to determine compensation adjustments and overall pay mix targets

•   Finalized new Long-Term Incentive Program (“LTI Program”) for NEOs based on stockholder feedback, updating plan to include Performance Restricted Stock Units

•   Aligned on performance measures, targets, and plan design for the AIP and any performance-based equity metrics

Q2	• Completed market review of Change in Control agreement provisions to ensure market competitiveness and internal equity • Analyzed annual Compensation Program Risk Assessment
Q3

•   Reviewed annual meeting results including 96% approval of “say-on-pay” advisory vote from stockholders

•   Evaluated and set peer comparator group to be used for the upcoming compensation cycle

•   Reviewed talent and leadership development goals and progress against succession planning objectives for future leadership

Q4

•   Benchmarked compensation programs against peer comparator group to further prepare for pay decisions for the coming year

•   Discussed equity strategy and approach for 2022 and beyond

•   Reviewed performance and learning culture goals and progress against performance planning objectives for executive leadership

Peer Group

When evaluating executive compensation, the Compensation Committee reviews the pay practices and pay levels in a comparative group of companies of similar size and business sector to Quotient. We review the peer group annually for relevance and alignment with best practices and investor preferences. The peer group and the compensation assessment is just one input into the Company’s policy setting and pay decisions that is considered by the Compensation Committee. The selection criteria for inclusion in the 2021 peer group are summarized in the table below.

Element	Description	Criteria
Industry/Sector	The markets in which the Company competes for product success and talent.

Public US-based software-as-a-service companies, marketing services companies, and interactive media & services companies.

If possible, companies with corporate headquarters in key technology hub locations.

Revenue	Trailing Twelve Month (“TTM”) revenue is within a comparable range of Quotient’s revenue.	Generally between 0.5x to 3.7x ($300M to $1.6B) of Quotient revenue.
Market Capitalization	Market capitalization is within a comparable range of Quotient’s market capitalization.	Generally between 0.5x to 4.0x ($300M to $3.0B) of Quotient market capitalization.

The peer group data analysis includes target base salary, annual incentive and long-term award values for similarly situated executives at the 25th, 50th, and 75th percentiles. In selecting the peer companies, the Compensation Committee tries to place the Company at or near the median or 50th percentile for revenue as a proxy for business scale given market volatility in valuations. At the time that the peer group was approved, the Company was at the 46th percentile for revenue.

The peer group data may also be supplemented with other relevant market data supplied by the Compensation Consultant that reflect companies of a similar profile as the peer group from broader survey data. This data is used, in addition to the peer group data, to ensure a relevant sample for informing pay decisions. The Compensation Committee looks at the peer group as part of its annual review and will continue to adjust the peers as appropriate.

In the third quarter of 2020, the Compensation Committee approved the peer group to be used to examine executive pay levels, pay mix and pay policies for setting the go-forward program for the NEOs in 2021. Based on ongoing feedback from stockholders that revenue and market cap comparisons may be too aggressive, the 2021 peer group was updated to include a more balanced approach to peer comparison. Drawing from an analysis from the Compensation Consultant, the Committee approved the peer group selection criteria, and agreed to update the peer group revenue range and market cap, to align more closely to Quotient’s projected revenue.

The peer group companies for 2021 pay decisions are listed below(1).

2U, Inc.	LivePerson, Inc.	Stamps.com Inc.
8x8, Inc.	QAD(2)	TripAdvisor(2)
Benefitfocus, Inc.	QuinStreet, Inc.	TrueCar, Inc.
Box, Inc.	Rapid7, Inc.	Workiva(2)
Cloudera, Inc.	Shutterstock, Inc.	Yelp Inc.
Cornerstone OnDemand, Inc.	SPS Commerce, Inc.	Zuora(2)

(1)	Five9, Grubhub LogMein, Q2, and TradeDesk were removed from the peer group based on revenue and market capitalization comparison.
(2)	QAD, TripAdvisor, Workiva, and Zuora are new members of the peer group selected in 2020 based on industry, revenue, and market capitalization comparison.

Compensation Elements

Base Salary

Base pay is fixed compensation delivered in return for day-to-day job responsibilities, leadership skills and experience. Our goal is to provide base salary compensation that is market competitive in comparison with roles of similar size and business-decision authority in our industry. Market competitive base pay helps to attract and retain executive talent. The Compensation Committee reviews each NEO’s base salary annually considering market comparisons, prevailing market conditions, role scope, individual experience and performance, and internal equity.

During the annual compensation review process the Compensation Committee approved no change in base pay to Mr. Boal. The Compensation Committee determined that while it is imperative to continue to align Mr. Boal’s compensation to market levels, compensation opportunities for the Chief Executive Officer should be focused on a competitive pay mix and performance results through incentive pay metrics.

The Committee did approve small increases to base pay for Mr. Raskin and Ms. Chen as a reflection of their individual performance as well as role scope and compensation compared to peer group companies.

Mr. Krepsik was hired on April 26, 2021, with an initial base salary of $350,000, which the Compensation Committee believed was commensurate with his role as Chief Analytics Officer. When Mr. Krepsik was promoted on June 1, 2021 to Chief Technology Officer, his compensation was adjusted to reflect the change in responsibilities. This included an increase to base pay.

Named Executive Officer	Base Salary as of December 31, 2020	Base Salary as of December 31, 2021	% Change
Steven Boal	$500,000	$500,000	—%
Scott Raskin	$450,000	$465,000	3%
Pamela Strayer	$450,000	$450,000	—%
Matthew Krepsik(1)	$—	$375,000	—%
Connie Chen	$375,000	$380,000	1%

Annual Incentive Plan

Purpose

The purpose of the Annual Incentive Plan (AIP) is to:

•	motivate and reward accomplishment of short-term business goals;

•	align executive focus on balanced revenue and Adjusted EBIDTA results.

Metrics

At the beginning of 2021, the Board, following a recommendation from the Compensation Committee, approved the AIP plan’s metrics and the performance targets that governed payouts. The Committee selected revenue and Adjusted EBITDA2 (see note below for definition) metrics, with such factors weighted equally.

The Committee believes that this selection provided the appropriate balance of growth and profitability as the short-term focus for the executive team and was well aligned with stockholder priorities.

Performance targets were established for each metric that were intended to be challenging yet achievable with focus and strong execution. The targets were set to align with the annual operating plan and the full year guidance provided in Q1 2021.

AIP Target Opportunities & Payment Methodology

In 2021, with the creation of performance-based equity awards as part of our LTI Program, and in alignment with short-term incentive plans of peer group companies, the Compensation Committee agreed that the short-term AIP would be denominated 100% in cash. This approach is representative of a balanced pay mix for our executives, and is also in alignment with market benchmarks for total target cash compensation as compared to our peer group companies.

The Compensation Committee reviewed incentive opportunity at target for each NEO based in part on the market practices of similarly situated companies, the criticality of the role to the Company in the context of internal peer comparisons as well as the overall total direct compensation objectives for the business. Based on this review, it was determined that the target opportunity percentage for each executive (other than Mr. Krepsik, who was hired in

[2]

The Compensation Committee recommended and the Board approved revenue and Adjusted EBITDA as the corporate financial performance measures that supported our annual operating plan. We define (i) “revenue” as GAAP revenue as reflected in our quarterly and annual financial statements; and (ii) “Adjusted EBITDA” as net income (loss) adjusted for stock-based compensation, depreciation and amortization, interest expense, other income (expense) net, provision for (benefit from) income taxes, net change in fair value of escrowed shares and contingent consideration, enterprise resource planning software implementation costs, charges related to certain acquisition related costs, impairment of capitalized software development costs and restructuring charges, and as applicable, other special items.

2021) would remain unchanged for the 2021 AIP. The target is expressed as a percentage of base salary as outlined below.

NEO	2020 Target Incentive as % of base salary	2021 Target Incentive as % of base salary
Steven Boal	100%	100%
Scott Raskin	100%	100%
Pamela Strayer	75%	75%
Matthew Krepsik(1)	—%	75%
Connie Chen	60%	60%

(1)

Mr. Krepsik’s bonus opportunity is reflective of his compensation at the time of promotion to the Chief Technology Officer role. Upon promotion, his bonus opportunity moved from 60% to 75%. His annual bonus was pro-rated to reflect the portion of the year during which he was employed with the Company, as well as the bonus opportunity applicable to him prior to and following his promotion to the role of Chief Technology Officer.

Plan Formula

At the start of the year, the Compensation Committee approved the goals and performance levels to be evaluated under the plan. Revenue and Adjusted EBITDA are considered key to the underlying health of the business and aligned with long-term stockholder success. Achievement in each metric was assessed and expressed as a percentage of the target, weighted equally (at 50% for each metric). At the end of the year, performance was evaluated against the pre-established goals. The Compensation Committee believes that this focus on growth and profitability provides for balanced decision making and business discipline.

Payout under the AIP is determined as the average of the Company’s attainment of Revenue and Adjusted EBITDA metrics. Under this blended performance calculation, both metrics together must achieve a threshold of 75% to fund an incentive payout. The results are then correlated to a payout scale to determine the final payout against plan. The Revenue performance scale above and below target is narrowed such that threshold and maximum milestones are approximately 93% and 107% respectively, corresponding to funding levels of 75% and 125% respectively. This funding curve reflects our commitment to pay for strong performance, while not motivating excessive risk-taking by leaders. At the time that the goals were set, the Committee believed that the threshold, target and stretch goals would require significant operating performance by the business leaders.

The Compensation Committee believes that balanced financial metrics for incentive compensation continue to drive business performance aligned to continued growth and profitability. The Revenue and Adjusted EBITDA targets are consistent with the Company’s strategic goals and are designed to be challenging, yet achievable with strong performance.

In 2021, the Company was working through a business transformation, which resulted in accounting changes that moved revenue recognition of certain products from gross revenue to net revenue. As our business evolves, we may offer new capabilities, pricing, service models, process and delivery methods to advertisers and retailers. These new capabilities may continue to change the way we generate and/or recognize revenue, which could impact our operating results. As a result of these changes, and the application of the accounting rules relating to such changes, in 2021 we began recognizing certain media revenue on a net basis. We assumed that such revenue would be recognized on a gross basis when setting the AIP revenue target.

Despite this change in revenue recognition methodology, the Committee did not adjust the AIP targets. However, as part of the final calculation, the Committee approved a final revenue achievement that aligned to the original gross revenue-recognition assumption for the subset of 2021 revenues that was affected by this accounting methodology change.

The following tables summarize the performance – payout formula as it was applied in 2021.

2021 AIP Performance Payout Scale
Achievement	Revenue Attainment	Adjusted EBITDA Attainment	Payout%
Maximum	585M	83M	125%
Target	545M	66M	100%
Threshold(1)	505M	50M	75%

(1)	Either metric can fall below 75% of target and the plan will still pay out, as long as average of both metrics is above the 75% threshold.

Actual 2021 AIP Performance Achievement
Metric	Target $M	Actual Achievement			Weight %	Weighted Blended Achievement %
		$M		%
Revenue	545	526	(1)	88%	50%	44.0%
Adjusted EBITDA	66	41	(2)	62.0%	50%	31.0%
Blended Performance						75.0%

(1)

As noted above, the Compensation Committee increased Revenue performance results by $4,911,567 to reflect the Revenue that would have been recognized if the Company had not made mid-year modifications to the structure of certain product offerings during 2021 which, under the applicable accounting rules, reduced the amounts that the Company characterized as Revenue.

(2)

Because the calculation of Adjusted EBITDA takes into account amounts payable under the AIP, there was a circularity in the calculation of the level of achievement of the Adjusted EBITDA performance goal. As of the end of 2021, the Company was accruing AIP bonus at approximately 75-80% of the target level of performance, which would have resulted in achievement of a blended performance level of 74.64%. Since this result would have resulted in non-achievement of the 75% AIP threshold for executive officers, the Company reversed approximately $1.28 million that had been accrued for executive officers under the AIP. This reduction in the accrual of AIP bonuses resulted in an Adjusted EBITDA of approximately $41.37 million and a blended achievement rate of approximately 75.6%, falling above the 75% threshold.

Actual Annual Incentive Payouts

Final financial performance for 2021 funded the Annual Incentive Plan (AIP) at 75% as outlined in the plan design. The Compensation Committee approved the cash payment based on financial results as compared to the plan design.

The NEO payout awards were denominated in cash in accordance with the plan design described above and as outlined in the following table. We did not apply an individual performance factor into the final calculation, preferring to hold all executive leaders accountable to total company performance.

Name	Target Opportunity $	Payout %	Payout Value $
Steven Boal	500,000	75%	375,000
Scott Raskin(1)	465,000	75%	345,977
Pamela Strayer	337,500	75%	253,125
Matthew Krepsik(2)	281,250	75%	138,198
Connie Chen(1)	228,000	75%	170,446

(1)	Payout for Mr. Raskin and Ms. Chen was pro-rated to account for their change in base salary effective April 1, 2021.
(2)

Payout for Mr. Krepsik was pro-rated for his April 26, 2021 hire date and his AIP target was also prorated based upon the bonus opportunity applicable to him during his time as his Chief Analytics Officer and then his promotion as Chief Technology Officer effective June 1, 2021.

Long-Term Incentive Program

Purpose

Long-term incentive awards are denominated 100% in equity to:

•	motivate and reward sustainable long-term performance;

•	align delivered long-term pay with the returns experienced by stockholders; and

•	attract and retain talent.

Program Design & Metrics

Following its comprehensive review of executive compensation programs in 2020 in response to stockholder feedback, the Compensation Committee implemented a new LTI program for executive team members in 2021.

The LTI program was enhanced by introducing objective, quantitative performance conditions to the vesting of awards, making a portion of the equity awards performance-based restricted stock units (“PSUs”).

Fifty percent of each NEO’s 2021 annual LTI grant is subject to the Company achieving two quantitative performance objectives over a three-year period, as described in further detail below. The Compensation Committee selected Gross Margin dollars combined with a stock price modifier to govern payouts. The three-year targets are challenging but in alignment with the three-year financial plan.

The grant of the PSUs is intended to create a multi-year performance assessment with goals set at threshold, target, and maximum payout. The threshold for payment with respect to the PSU awards is set at 75% attainment of the Gross Margin goal, with maximum payout capped at 200% against the Gross Margin goal. At the end of the three-year assessment period, any achievement below threshold would result in no payout and all PSUs would be forfeited.

The stock price modifier metric was designed to further align executive incentive to stockholder interests and was deemed to be a stretch goal with significant effort required to achieve targets. Further, meeting or exceeding the stock price hurdle would have no impact on the PSU payout, but not achieving the stock price goal would reduce the final payout by 20%, regardless of achievement against the Gross Margin metric.

As part of a transition from a one-year program to a multi-year program, the 2021LTI program includes an evaluation of performance at the end of year 2 to create alignment to sustained improvement in Gross Margin dollars if specific targets are achieved at that point. If Gross Margin target metric(s) were achieved at the 2-year intermediate assessment, executives would earn a portion of their PSUs in advance. Further detail of the performance conditions applicable to the PSU awards is outlined in the following table.

Goal	Metric	Plan Characteristics & Payout
Assess Operating Performance	Gross Margin Dollars

Aligned to 3 year operating plan

•   Metrics set at threshold, target, and maximum

•   Broad payout range at target to avoid consequences for performance close to target

•   Gross Margin performance will be assessed at interim 2-year mark and if at-or-above target, an interim payout would be earned

Align to Stockholder Interest	Stock Price Modifier	Aligned to stockholder interest • Intended to be an aggressive goal • Avoids volatility of point-in-time measurements • Mitigates exposure to extraordinary impacts in final assessment year

The remaining fifty percent of each grant was denominated in the form of RSUs subject to time-based-restrictions with a four-year ratable vest, consistent with the 2020 LTI program approach. The Compensation Committee believes that RSUs help stabilize retention during periods of stock price volatility.

Upon vesting, the PSU and RSU awards become settled in the form of common stock of the Company.

Target Opportunities

When determining the size of the awards, the Compensation Committee considers the executive’s position and responsibilities, their equity holdings, potential incentive and retention value, competitive market data, the executive’s anticipated future contribution to our success, and internal pay equity. Equity awards are also designed to ensure that executives’ long-term interests are aligned with stockholders’ interests.

Generally, all equity awards granted by the Compensation Committee have the grant date and vesting commencement date of the first of the month following approval. All annual grants of RSUs vest quarterly over four years from the vesting commencement date. All new hire grants of RSUs will vest 1⁄4 after one year and then vest quarterly over the following three years. All equity awards granted to our executive officers are subject to our Stock Ownership Guidelines.

The Compensation Committee established opportunity targets for each NEO based on a review of the market data provided by the Compensation Consultant, individual performance, current equity holdings, dilution relative to market practice, and total direct compensation mix.

The table below shows the approximate grant date fair value of the PSU and RSU grants approved by the Compensation Committee, as well as the number of shares of Company common stock which the NEO is eligible to receive upon vesting of such grant.

2021 LTI NEO Grants

Name	RSUs(1)		PSUs(2)		Total LTI
	$	#	$	#	$
Steven Boal	2,500,000	177,809	2,500,000	177,809	5,000,000
Scott Raskin	1,400,000	99,573	1,400,000	99,573	2,800,000
Pamela Strayer	1,400,000	99,573	1,400,000	99,573	2,800,000
Matthew Krepsik(3)	1,428,000	85,000	974,100	85,000	2,402,100
Connie Chen	750,000	53,342	750,000	53,342	1,500,000

(1)

The Compensation Committee approved equity awards for the executive officers (other than Mr. Krepsik) with a fixed grant date dollar value. The number of units granted subject to the PSU and RSU was determined based upon the closing stock price of the Company’s common stock on the grant date (March 1, 2021), which was $14.06.

(2)

This table reflects the number of shares of Company common stock payable to the NEOs with respect to the PSU awards based upon achievement of target performance levels. Due to the rules for how the grant date fair value of long-term incentive awards must be calculated for GAAP accounting purposes, the 2021 Summary Compensation Table does not reflect the same PSU values as this table. PSUs shown here are also not reflective of actual payout amounts, which will still be determined at the close of the specific measurement period. Actual payout could be greater or less than what is illustrated here, dependent on the outcome of the applicable LTI performance metrics.

(3)

As a new hire, Mr. Krepsik was granted RSUs representing a right to receive 85,000 shares on May 1, 2021. This award will (i) fully vest with respect to 10,000 RSUs on May 1, 2022, and (ii) with respect to the remaining 75,000 RSUs will vest with respect to 25% of such RSUs on May 1, 2022, and in equal quarterly installments thereafter until May 1, 2025. Upon promotion to Chief Technology Officer on June 1, 2021, Mr. Krepsik was awarded an additional 85,000 shares denominated in PSUs to align him to the LTI all executives participate in. His PSUs will follow the same terms of the program with respect to performance metrics as outlined above.

2022 Compensation Changes

Following its review of the executive compensation program and the Company’s long-term business strategy, and in response to feedback from stockholders, the Compensation Committee approved the changes described below effective for 2022. Because these changes went into effect in 2022, their impact will not be reflected in this proxy statement; rather, their impact will be reflected in the 2023 proxy statement.

Revisions to Peer Group for Pay Decisions in 2022

In accordance with our normal practice, the Compensation Committee reviewed a peer group analysis prepared by Compensation Consultant to support pay decisions in 2022. As a result, the Compensation Committee adjusted the peer group criteria for revenue and market capitalization to better align to Quotient’s financial growth metrics. No changes were made to the peer group companies.

Revised Peer Group Criteria for Pay Decisions in 2022

Element	Description	Current Criteria	2022 Criteria
Revenue	Trailing Twelve Month (“TTM”) revenue is within a comparable range of Quotient’s revenue.	Generally between 0.5x and 4.0x ($200M to $1.6B) of Quotient revenue.	Generally between 0.5x and 3.7x ($300M to $2B) of Quotient revenue.

Market Capitalization	Market capitalization is within a comparable range of Quotient’s market capitalization.	Generally between 0.5x and 4.0x ($500M to $4.0B) of Quotient market capitalization.	Generally between 0.5x and 4.0x ($500M to $4.1B) of Quotient market capitalization.

Compensation Approach 2022

Base Pay and Bonus Opportunities

Following a thorough annual review of market data and peer group companies, the CEO proposed and the Compensation Committee agreed not to change base pay or Annual Incentive Plan (AIP) targets for NEOs in 2022. In determining compensation for our NEOs, the Compensation Committee considers many variables each year when determining any respective changes to base pay, including recommendations from the CEO.

The Compensation Committee believes that continued focus on pay-for-performance through at-risk incentive compensation is highly motivational for Quotient executives and further aligns company strategy to stockholder interest.

Compensation Committee Role

The Compensation Committee regularly reviews the philosophy and goals of our executive compensation programs to ensure they align with company objectives and strategy. Typically, our CEO makes compensation recommendations for NEOs and other members of the executive leadership team for approval by the Compensation Committee. The CEO does not participate in recommendations nor discussions relating to his own compensation.

The Compensation Committee, with the assistance of an independent consultant, considers multiple factors including market data from a defined peer group, broader survey data reflecting companies of a similar profile, company and individual performance, stockholder feedback, and judgement on what is in the best interests of the Company in making recommendations on CEO pay for approval by the Board.

Independent Compensation Consultant

The Compensation Committee retained the Compensation Consultant, Aon, to assist in providing market data, analysis and advice on executive and director compensation, and related governance matters, as an independent advisor. Aon and its affiliates did not provide any services to Quotient in 2021 other than executive and director compensation consulting for the Compensation Committee.

The Compensation Committee determined that Aon, as well as its lead individual consultant that advises Quotient, satisfied the independence factors specified in the NYSE listing rules. The Committee also determined that the work performed by Aon in 2021 did not raise any conflict of interest.

Stock Ownership Guidelines

Under our stock ownership guidelines, the CEO and all other NEOs are expected to accumulate and maintain a meaningful level of share ownership. Shares may be owned directly, owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Under the guidelines, the CEO is expected to own shares of Quotient common stock equal to the lesser of (i) a value equal to five times the CEO’s annual base salary and (ii) 200,000 shares; and all other NEOs are expected to own shares of Quotient common stock equal to the lesser of (i) a value equal to one times his or her annual base salary and (ii) 30,000 shares. Each NEO, including the CEO, is required to meet these expectations within 5 years of first becoming subject to the stock ownership guidelines.

As of December 31, 2021, Messrs. Boal and Raskin and Ms. Chen have already satisfied the stock ownership guidelines, and we believe Mr. Krepsik is on track to meet the objective within the required time frame.

The ownership guidelines are shown in the table below.

Name	Guideline
Steven Boal	Lesser of 5 x salary or 200,000 shares
Scott Raskin	Lesser of 1 x salary or 30,000 shares
Pamela Strayer(1)	N/A
Matthew Krepsik(2)	Lesser of 1 x salary or 30,000 shares
Connie Chen	Lesser of 1 x salary or 30,000 shares

(1)	Ms. Strayer resigned from the Company effective April 5, 2022.
(2)	Mr. Krepsik was promoted to his role as Chief Technology Officer on June 1, 2021, at which time he became subject to the stock ownership guidelines.

Consideration of Risk

The Compensation Committee conducted a risk assessment of Quotient’s compensation policies and practices which included a report from the Compensation Consultant. The Compensation Committee concluded that Quotient’s compensation programs are not reasonably likely to have a material adverse impact on Quotient, its business and its value. Specifically, the Committee noted the following:

•	Good balance of fixed and variable pay does not encourage excessive risk taking

•

Good mix of short-term and long-term pay for officers prevents undue focus on short-term results, and overlapping vesting periods for equity awards exposes management to consequences of decision-making during the period in which any risks would materialize

•	Revenue and Adjusted EBITDA metrics fund the Annual Incentive Plan, and payouts are subject to a maximum cap

•	Executive compensation is reviewed annually, including updates to the peer group

•	Compensation Committee retains an independent compensation consultant

•	Robust share ownership guidelines for executive officers

•	Existence of a company-wide Code of Conduct Policy

•	Robust prohibition against short sales, hedging and pledging activity

Severance and Change of Control

We believe that severance and change of control protections play valuable roles in attracting and retaining executive officers. The Company entered into severance and change of control agreements (each a “Change of Control Severance Agreement” and collectively the “Change of Control Severance Agreements”) with Messrs. Boal, Raskin and Krepsik and Mses. Strayer and Chen. Details of the severance payments that apply in the event of terminations inside and outside a change of control period are detailed under “Potential Payments upon Termination, Change of Control or Certain Other Events”. As part of a standard periodic review, all change of control agreements underwent analysis against market and peer benchmarks. No changes were made to the Change of Control Severance Agreements with our CEO or any of our other NEOs in 2021. However, in April 2022 changes were made to the Change of Control Severance Agreements of Messrs. Raskin and Krepsik, and Ms. Chen. Pease see “Potential Payments upon Termination, Change of Control or Certain Other Events”.

Tax and Accounting Implications

Under Financial Accounting Standard Board ASC Topic 718 we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Section 162(m) of the Code places a limit of $1 million on the amount of compensation deductible by a company in any one year with respect to compensation paid to certain of its officers, called covered employees. To maintain flexibility in compensating our executive officers in a manner that promotes varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible, particularly given that the Company currently carries net operating losses.

Other Benefits

Our NEOs are eligible to participate in the same broad-based retirement, health and welfare, and business expense reimbursement policies as other full-time salaried employees.

In certain circumstances, when necessary for business purposes, we may provide additional assistance for executive relocation circumstances.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, our Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Submitted by the Compensation Committee of the Board:

Andrew Gessow (Chairperson)

David Oppenheimer

Eric D. Higgs

SUMMARY COMPENSATION TABLE

The following table provides information regarding all plan and non-plan compensation awarded to, earned by, or paid to, each of our NEOs during the year ended December 31, 2021, December 31, 2020 and December 31, 2019. Except as specified, the footnote disclosures below generally relate only to compensation for 2021. We included footnotes to compensation for prior years in the proxy statements relating to those years.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Steven Boal	2021	500,000	2,499,995	—	375,000	6,000	(4)	3,380,995
Founder, Chief Executive Officer and Member of the Board of Directors	2020	500,000	2,499,986	1,999,575	—	7,032		5,006,593
	2019	441,218	1,797,900	1,500,401	—	6,552		3,746,071
Scott Raskin	2021	461,250	1,399,996	—	345,977	6,000	(4)	2,213,223
President	2020	450,000	1,849,992	1,624,655	—	57,032		3,981,679
	2019	224,567	4,267,493	4,016,217	40,018	5,874		8,554,169
Pamela Strayer(6)	2021	450,000	1,399,996	—	253,125	—		2,103,121
Former CFO & Treasurer	2020	450,000	168,743	—	—	100,552		719,295
	2019	75,000	1,499,999	1,499,613	—	92		3,074,704
Matthew Krepsik(5)	2021	254,545	1,388,900	—	138,198	6,000	(4)	1,787,643
Chief Technology Officer and Chief Executive Officer—Designee
Connie Chen	2021	378,750	749,989	—	170,446	6,000	(4)	1,305,185
GC, Compliance Officer and Secretary	2020	368,804	712,492	599,871	—	6,552		1,687,719

(1)

The amounts reported in this column for 2021 reflect the aggregate grant date fair value of RSUs and PSUs granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 10 to our notes to consolidated financial statements included in our Annual Report on Form 10-K as of December 31, 2021, as filed with the SEC on March 1, 2022. In accordance with SEC rules, the amounts included in this column for the PSU awards granted during 2021 are calculated based on the probable outcome of the performance conditions. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these stock awards, and do not correspond to the actual economic value that may be received by the NEOs from them. The value of the PSUs granted in 2021, assuming that the highest level of performance conditions will be achieved, is as follows: $4,722,607 for Mr. Boal, $2,644,659 for Mr. Raskin, $2,644,659 for Ms. Strayer, $1,700,000 for Mr. Krepsik, and $1,416,777 for Ms. Chen.

(2)	The amounts reported in this column for 2021 reflect the aggregate grant date fair market value of the options granted during the year, as computed in accordance with FASB ASC Topic 718.
(3)

The amounts reflected in this column for 2021 represent cash payments earned under our Annual Incentive Plan. For more information please see “Executive Compensation—Compensation Elements – Annual Incentive Plan.”

(4)	The amount reported represents 401(k) matching contributions.
(5)	Mr. Krepsik was hired as Chief Analytics Officer effective as of April 26, 2021, and was appointed the Company’s Chief Technology Officer in June 2021.
(6)	Ms. Strayer resigned as CFO and Treasurer effective April 5, 2022.

GRANT OF PLAN-BASED AWARDS

The following table provides information regarding grants of plan-based awards to our NEOs during Fiscal 2021:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock And Option Awards ($)(4)
Steven Boal	—	375,000	500,000	625,000	—	—	—	—	—
	3/1/2021	—	—	—	133,356	177,809	355,618	—	—
	3/1/2021	—	—	—	—	—	—	177,809	2,499,995
Scott Raskin	—	348,750	465,000	581,250	—	—	—	—	—
	3/1/2021	—	—	—	74,679	99,573	199,146	—	—
	3/1/2021	—	—	—	—	—	—	99,573	1,399,996
Pamela Strayer	—	253,125	337,500	421,875	—	—	—	—	—
	3/1/2021	—	—	—	74,679	99,573	199,146	—	—
	3/1/2021	—	—	—	—	—	—	99,573	1,399,996
Matthew Krepsik		210,938	281,250	351,563	—	—	—	—	—
	8/1/2021	—	—	—	63,750	85,000	170,000	—	—
	5/1/2021	—	—	—	—	—	—	75,000	1,225,500
	5/1/2021	—	—	—	—	—	—	10,000	163,400
Connie Chen	—	171,000	228,000	285,000	—	—	—	—	—
	3/1/2021	—	—	—	40,006	53,342	106,685	—	—
	3/1/2021	—	—	—	—	—	—	53,342	749,989

(1)

In 2021, the Company changed its Annual Incentive Plan to denominate payout in 100% cash to all NEOs; therefore, all amounts reflect cash, if any, issued under the Company’s Annual Incentive Plan. These amounts represent the threshold, target and maximum cash award levels set in 2021 under the AIP.

(2)

The PSU awards, which were issued under the 2013 Plan, are subject to vesting based upon the Company’s performance against certain performance metrics during the period beginning on January 1, 2021 and ending on December 31, 2023. The PSU awards vest with respect to 75% of the target number of PSUs for threshold performance, 100% for target performance, and 200% for maximum performance; provided that (i) up to one-third of the maximum possible PSUs may be deemed “banked” based upon Company performance which is at or above target as of December 31, 2022, and such PSUs have the potential to become vested even in the event that performance goals have been met at less than threshold level as of December 31, 2023, and (ii) the final payment of these awards may be adjusted downward by 20% based upon the Company’s performance against certain performance metrics. The numbers reflected in this column do not reflect any 20% downward adjustment as described herein. With the exception of certain qualifying terminations of employment (as described under “Potential Payments upon Termination, Change of Control or Certain Other Events,” the executive generally must provide service through the vesting date in order to vest in his or her PSUs.

(3)

The RSUs granted under the 2013 Plan to each of the NEOs (other than Mr. Krepsik) in 2021 were granted subject to time-based vesting in quarterly installments over the four year period beginning on March 1, 2021, provided that the executive remains continually employed through each applicable vesting date. Mr. Krepsik’s May 1, 2021 award of 75,000 RSUs shall vest with respect to 25% of the award on May 1, 2022, and in equal quarterly installments thereafter until the May 1, 2025, and his May 1, 2021 award of 10,000 RSUs shall vest in full on May 1, 2022, in each case, subject to his continuous employment through each applicable vesting date.

(4)

The amounts reported in this column reflect the grant date values of stock awards made to our NEOs computed in accordance with with FASB ASC Topic 718. If the outcome of the performance conditions as of the date of grant had been maximum performance, then the grant date fair value of the PSUs would have been as follows: $4,722,607 for Mr. Boal, $2,644,659 for Mr. Raskin, $2,644,659 for Ms. Strayer, $1,700,000 for Mr. Krepsik, and $1,416,777 for Ms. Chen. The assumptions used to calculate these amounts are discussed in Note 10 to our notes to consolidated financial statements included in our Annual Report on Form 10-K as of December 31, 2021, as filed with the SEC on March 1, 2022.

Executive Employment Arrangements

Steven Boal

We have not entered into an employment agreement with Steven Boal, our Chief Executive Officer, and his employment is at-will. Mr. Boal’s base salary as of December 31, 2021 was $500,000 and his annual target bonus was 100% of his base salary. Mr. Boal is also eligible to participate in the employee benefit plans made available to most of our other employees.

Please see “Potential Payments upon Termination, Change of Control or Certain Other Events” for additional information.

Scott Raskin

Scott Raskin, our President since August 5, 2019, is employed with us pursuant to an offer letter dated August 5, 2019, which sets forth the terms and conditions of his employment with us. The offer letter has no specific term and constitutes at-will employment. Mr. Raskin’s base salary as of December 31, 2021 was $465,000 and his annual target bonus was 100% of his base salary. Mr. Raskin is also eligible to participate in employee benefit plans that are generally available to most of our employees.

Please see “Potential Payments upon Termination, Change of Control or Certain Other Events” for additional information.

Pamela Strayer

Pamela Strayer, our Chief Financial Officer and Treasurer beginning November 11, 2019 who resigned from the Company effective April 5, 2022, was employed pursuant to an offer letter dated October 31, 2019, which sets forth the terms and conditions of her employment with us. This offer letter has no specific term and constitutes at-will employment. Ms. Strayer’s base salary as of December 31, 2021 was $450,000 and her annual target bonus was 75% of her base salary. Ms. Strayer was also eligible to participate in employee benefit plans that are generally available to most of our other employees.

Please see “Potential Payments upon Termination, Change of Control or Certain Other Events” for additional information.

Matthew Krepsik

Matthew Krepsik, our Chief Technology Officer since June 1, 2021, is employed pursuant to an offer letter dated March 29, 2021, which sets forth the terms and conditions of his employment with us. This offer letter has no specific term and constitutes at-will employment. Mr. Krepsik’s base salary as of December 31, 2021 was $375,000 and his annual target bonus was 75% of his base salary. Mr. Krepsik is also eligible to participate in employee benefit plans that are generally available to most of our other employees.

Please see “Potential Payments upon Termination, Change of Control or Certain Other Events” for additional information.

Connie Chen

Connie Chen, our General Counsel, Compliance Officer and Secretary since January 1, 2016, is employed pursuant to an offer letter dated August 19, 2013, which sets forth the terms and conditions of her employment with us. This offer letter has no specific term and constitutes at-will employment. Ms. Chen’s base salary as of December 31, 2021 was $380,000 and her annual target bonus was 60% of her base salary. Ms. Chen is also eligible to participate in employee benefit plans that are generally available to most of our other employees.

Please see “Potential Payments upon Termination, Change of Control or Certain Other Events” for additional information.

Potential Payments upon Termination, Change of Control or Certain Other Events

We believe that severance and change of control protections play valuable roles in attracting and retaining executive officers.

Change of Control Severance Agreements

The Company entered into a Change of Control Severance Agreement with Steven Boal on August 2, 2016, as amended on May 1, 2019; with Scott Raskin on August 5, 2019; with Pamela Strayer on November 11, 2019; with Matthew Krepsik on April 26, 2021; and with Connie Chen on July 26, 2016, as amended on May 1, 2019.

On April 25, 2022, the Compensation Committee approved changes, effective May 1, 2022, to each of the Change of Control Severance Agreements for Messrs. Krepsik and Raskin and Ms. Chen (each NEO agreement, as changed or unchanged as the case may be, a “Current Change of Control Agreement,” and each agreement prior to the change, as applicable, a “Former Change of Control Agreement”). The changes to each Change of Control Agreement were approved by the Compensation Committee for the purpose of retaining our key employees, and minimizing the risk of their departure.

Each Current Change of Control Agreement has a three-year term, which automatically renews for successive three-year periods thereafter, and any obligations of the Company will lapse upon the end of the term. Pursuant to the Current Change of Control Agreements, if the NEO’s employment with the Company is terminated without “Cause” (as such term is defined in the Current Change of Control Agreement and summarized below) and not by reason of death or “Disability” (as such term is defined in the Current Change of Control Agreement), or in case of Messrs. Boal, Raskin and Krepsik and Ms. Strayer, if the NEO terminates their employment with the Company for “Good Reason” (as such term is defined in the Current Change of Control Agreement and summarized below), and, in any event, such termination does not occur within six months (excepting Mr. Boal and Ms. Strayer for whom the period is three months) before or twelve months after a “Change of Control” (as such term is defined in the Current Change of Control Agreement) of the Company (the “Change of Control Period”), then, provided the NEO signs and does not revoke a separation agreement and release of claims in favor of the Company and subject to the terms of the Current Change of Control Agreement, the NEO will receive benefits as summarized in the table below and described more fully in the text following the table. Under each of the Former Change of

Control Agreements, the Change of Control Period commenced three months prior to a Change of Control of the Company.

Name	Termination Event	Lump Sum (% of annual base salary)	Health Coverage Lump Sum (monthly COBRA premium factor)
Steven Boal	Termination Without Cause/Resign for Good Reason	100%	x12
Scott Raskin	Termination Without Cause/Resign for Good Reason	100%	x12
Pamela Strayer	Termination Without Cause/Resign for Good Reason	100%	x12
Matthew Krepsik	Termination Without Cause/Resign for Good Reason	100%	x12
Connie Chen	Termination Without Cause	75%	x9

As indicated in the table above, if the termination event occurs outside of the Change of Control Period, the NEO will receive the following benefits: (i) a lump-sum payment (less applicable withholding taxes) equal to 100% for Messrs. Boal, Raskin and Krepsik and Ms. Strayer and 75% for Ms. Chen, of the NEO’s annual base salary as in effect immediately prior to the NEO’s termination date, and (ii) a taxable lump-sum payment (less applicable withholding taxes) in an amount equal to the monthly COBRA premium that the NEO would be required to pay to continue the NEO’s group health coverage in effect on the date of NEO’s termination of employment, multiplied by twelve for Messrs. Boal, Raskin and Krepsik and Ms. Strayer and nine for Ms. Chen. Under Mr. Krepsik’s Former Change of Control Agreement, he would have received the following benefits: (i) a lump-sum payment (less applicable withholding taxes) equal to 75% of his annual base salary as in effect immediately prior to his termination date, and (ii) a taxable lump-sum payment (less applicable withholding taxes) in an amount equal to the monthly COBRA premium that he would be required to pay to continue his group health coverage in effect on the date of his termination of employment, multiplied by nine.

Pursuant to the terms of the Current Change of Control Agreement, if the NEO’s employment with the Company is terminated by the Company without Cause and not by reason of death or Disability or the NEO terminates his or her employment with the Company for Good Reason, and, in any event, such termination occurs during the Current Change of Control Period, then, provided the NEO signs and does not revoke a separation agreement and release of claims in favor of the Company and subject to the terms of the Change of

Control Agreement, the NEO will receive benefits as summarized in the table below and described more fully in the text following the table.

Name	Lump sum % of annual base salary	Lump sum % of target annual incentive	Health coverage monthly COBRA premium factor	Outstanding and unvested equity at termination(1)
Steven Boal	150%	150%	x18	100% vesting of time-vesting Equity Awards
Scott Raskin	150%	150%	x18	100% vesting of time-vesting Equity Awards
Pamela Strayer	150%	150%	x18	100% vesting of time-vesting Equity Awards
Matthew Krepsik	150%	150%	x18	100% vesting of time-vesting Equity Awards
Connie Chen	100%	100%	x12	100% vesting of time-vesting Equity Awards

(1)

As noted below, the Current Change of Control Agreements provide that for any Equity Awards which are subject to performance-based vesting, all such performance goals and other vesting criteria shall be treated as set forth in the underlying award agreement – see “Equity Incentive Awards” below for a description of the terms applicable to the PSU awards held by each NEO in the event of a termination in connection with a Change in Control.

As indicated in the table above, if the termination event occurs during the Change of Control Period, the NEO will receive the following benefits: (i) a lump-sum payment (less applicable withholding taxes) equal to 150% for Messrs. Boal, Raskin and Krepsik and Ms. Strayer and 100% for Ms. Chen, of the NEO’s annual base salary as in effect immediately prior to the NEO’s termination date or, if greater, at the level in effect immediately prior to the Change of Control; (ii) a lump-sum payment (less applicable withholding taxes) equal to 150% for Messrs. Boal, Raskin and Krepsik and Ms. Strayer and 100% for Ms. Chen, of the NEO’s annual bonus for the year of termination at target level, as in effect immediately prior to the NEO’s termination date, or if greater, at the level in effect immediately prior to the Change of Control; (iii) a taxable lump-sum payment (less applicable withholding taxes) in an amount equal to the monthly COBRA premium that the NEO would be required to pay to continue NEO’s group health coverage in effect on the date of the NEO’s termination of employment, multiplied by eighteen for Messrs. Boal, Raskin and Krepsik and Ms. Strayer and twelve for Ms. Chen; and (iv) 100% of the NEO’s then-outstanding and unvested Equity Awards (as such term is defined in the Current Change of Control Agreement) will become vested in full and in the case of stock options and stock appreciation rights, will become exercisable; provided that in the case of any Equity Awards which are subject to performance-based vesting, all such performance goals and other vesting criteria shall be treated as set forth in the underlying award agreement. Under Mr. Krepsik’s Former Change of Control Agreement, he would have received the following benefits: (i) a lump-sum payment (less applicable withholding taxes) equal to 100% of his annual base salary as in effect immediately prior to his termination date or, if greater, at the level in effect immediately prior to the Change of Control; (ii) a lump-sum payment (less applicable withholding taxes) equal to 100% of his annual bonus for the year of termination at target level, as in effect immediately prior to his termination date, or if greater, at the level in effect immediately prior to the Change of Control; (iii) a taxable lump-sum payment (less applicable withholding taxes) in an amount equal to the monthly COBRA premium that he would be required to pay to continue his group health coverage in effect on the date of his termination of employment, multiplied by twelve;

and (iv) 100% of the his then-outstanding and unvested Equity Awards would have become vested in full and in the case of stock options and stock appreciation rights, would have become exercisable; provided that in the case of any Equity Awards which were subject to performance-based vesting, all such performance goals and other vesting criteria would be treated as set forth in the underlying award agreement.

In the event that the severance and other benefits payable to the NEO constitute “parachute payments” under Section 280G of the U.S. tax code and would be subject to the applicable excise tax, then the NEO’s severance benefits will be either (A) delivered in full or (B) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the NEO on an after-tax basis of the greatest amount of benefits.

For purposes of each Current Change of Control Agreement, “Cause” means the occurrence of any of the following: (i) NEO’s conviction of, or plea of “no contest” to, a felony or any crime involving fraud or embezzlement; (ii) NEO’s intentional misconduct; (iii) NEO’s material failure to perform his or her employment duties; (iv) NEO’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company, or any of its subsidiaries, or any other party to whom NEO owes an obligation of nondisclosure as a result of his or her relationship with the Company or any of its subsidiaries; (v) an act of material fraud or dishonesty against the Company or any of its subsidiaries; (vi) NEO’s material violation of any policy of the Company or any of its subsidiaries or material breach of any written agreement with the Company or any of its subsidiaries; or (vii) NEO’s failure to cooperate with the Company in any investigation or formal proceeding.

For purposes of each Current Change of Control Agreement, “Good Reason” means the NEO’s termination of his or her employment in accordance with the next sentence after the occurrence of one or more of the following events without the NEO’s express written consent: (i) a material reduction of the NEO’s duties, authorities, or responsibilities relative to NEO’s duties, authorities, or responsibilities in effect immediately prior to such reduction; (ii) a material reduction by the Company in the NEO’s rate of annual base salary; provided, however, that, a reduction of annual base salary that also applies to substantially all other similarly situated employees of the Company will not constitute “Good Reason”; (iii) a material change in the geographic location of the NEO’s primary work facility or location; provided, that a relocation of less than thirty-five miles from the NEO’s then present location will not be considered a material change in geographic location; or (iv) the failure of the Company to obtain from any successor or transferee of the Company an express written and unconditional assumption of the Company’s obligations to the NEO under the Current Change of Control Agreement. Ms. Strayer’s Change of Control Agreement and the Current Change of Control Agreement for each of Messrs. Krepsik and Raskin and Ms. Chen provide that the first clause above also includes circumstances in which such material reduction results solely by virtue of the Company being acquired or made part of a larger entity (as, for example, when the Chief Financial Officer of the Company remains as such following a Change of Control but is not made the Chief Financial Officer of the acquiring corporation). The Former Change of Control Agreements for Messrs. Krepsik and Raskin and Ms. Chen did not have the foregoing clause. In order for the NEO’s termination of employment to be for Good Reason, the NEO must not terminate employment with the Company without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety days of the initial existence of the grounds for “Good Reason” and a cure period of thirty days following the date of written notice (the “Cure Period”), such grounds must not have been cured during such time, and the NEO must terminate his employment within thirty days following the Cure Period.

Due to a Separation Agreement and Release entered into on May 16, 2022 between the Company and Mr. Boal, Mr. Boal will be entitled to benefits under the Separation Agreement and Release in lieu of the benefits payable under the Change of Control Severance Agreement described above. For more information, please see “Potential Payments upon Termination, Change of Control or Certain Other Events” beginning on page [81] of this proxy statement.

Equity Incentive Awards

Our 2006 Stock Plan (the “2006 Plan”) provides that if, in the event of a merger or change in control, any award is not assumed or replaced with an equivalent substitute award by the successor corporation, then such award will fully vest and be subject to settlement or will become fully exercisable, if applicable, for a specified period prior to the corporate transaction. The award will then terminate upon the expiration of the specified time period. As of December 31, 2021, no NEO held any outstanding unvested awards under the 2006 Plan.

In the event of a “Change in Control” as defined in the 2013 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the 2013 Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a Change in Control or are not exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the Board who are not employees will automatically be accelerated in full. The 2013 Plan authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a Change in Control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Under each of the Restricted Stock Unit Agreements pursuant to which the NEOs have been issued RSUs under the 2013 Plan, generally speaking, the NEO generally must be in service on the applicable vesting date in order to be eligible for vesting of the NEO’s RSUs. However, in the case of RSUs granted on or after February 3, 2021, if the NEO’s employment or service with a “Participating Group Company” (as such term is defined in the 2013 Plan) (“Service”) terminates due to death on or after the first anniversary of the date of grant, then the RSUs held by the NEO will become fully vested. In the event the executive’s Service has not terminated prior to the consummation of the Change in Control, all unvested RSUs that are not assumed or continued by the acquiror or replaced with a substitute award with respect to the acquiror’s stock in connection with the Change in Control will become fully vested as of immediately prior to the consummation of the Change in Control. If the unvested RSUs are assumed or continued following the Change in Control, the vesting of the RSUs will depend on whether the NEO has entered into a Change of Control Agreement, as described above. If the NEO has entered into a Change of Control Agreement and the NEO’s Service is terminated by the Participating Company Group other than for “Cause” or by the NEO for “Good Reason” (as such terms are defined in the Current Change of Control Agreements) during the six month (excepting Mr. Boal and Ms. Strayer for whom it is a three month) period before or the twelve month period following a Change of Control, all unvested RSUs held by the NEO will become fully vested as of the later of the date of such termination or the date of the Change of Control. If the NEO has not entered into a Change of Control Agreement and the NEO’s Service is terminated by the Participating Group Company without Cause (including death, but excluding Disability) during the twelve month period following a Change in Control, then the RSUs will become fully vested as of the date of termination.

With respect to each of the outstanding PSU awards issued to the NEOs under the 2013 Plan, the applicable grant notices provide that in the event of the NEO’s termination of Service by reason of death occurring on or after the first anniversary of the grant date (but prior to a Change in Control), the number of PSUs associated with a 100% payout percentage shall become vested and settled on the first of the month following such termination date. In the event of a termination of the NEO’s Service by reason of Disability prior to a Change in Control, a number of PSUs equal to the number of PSUs associated with a 100% payout percentage, multiplied by a percentage equal to the number of months in the performance period that the NEO was in service divided by 36 shall become vested and settled on the first day of the month following such termination date. In the event of a termination of the NEO’s Service by the Company other than for Cause (other than for death or Disability) that occurs on or after the first anniversary of the grant date (but prior to a Change in Control), a number of PSUs equal to the full number of PSUs subject to the award multiplied by a percentage equal to the number of months in the performance period that the NEO was in service divided by 36 shall become vested (to the extent, if any, based on actual performance) on the original vesting date that would have applied in the absence of the NEO’s termination. In the event of any other termination of Service prior to a Change in Control, the PSUs will immediately terminate.

With respect to each of the outstanding PSU awards issued to the NEOs under the 2013 Plan, in the event of a Change in Control, if the acquiror assumes, continues or substitutes for the award, a number of PSUs shall be deemed eligible for vesting equal to the greater of (i) actual performance against certain applicable performance metrics under the awards, determined as if the date of the Change in Control was the final day of the performance period, or (ii) a number of PSUs associated with a 100% payout percentage (such higher number of PSUs, the “CIC Eligible Units”). The CIC Eligible Units will become vested on January 1, 2024, subject to the NEO’s continued Service through such date, except that in the event of the NEO’s termination of Service during the Change of Control Period (as such term is defined in the NEO’s Current Change of Control Agreement, if applicable) by the Company without Cause or by the NEO for Good Reason (as defined in the applicable Current Change of Control Agreement) or by reason of the NEO’s death, the CIC Eligible Units will immediately become vested upon the date of such termination or, if later, the date of the Change in Control (and in the event of any other termination, will immediately terminate). In the event of a Change in Control in which the acquiror does not assume, continue or substitute for the PSU award, the CIC Eligible Units will become vested as of immediately prior to the Change in Control, subject to the NEO’s continued Service through immediately prior to such event.

Under the Stock Option Agreements pursuant to which each of the NEOs, other than Mr. Krepsik, held unvested stock options as of December 31, 2021, unvested options thereunder shall terminate immediately upon the NEO’s termination of Service, except that, if the NEO is a party to a Change of Control Agreement, and the NEO’s Service is terminated by the Participating Company Group other than for “Cause” or by the NEO for “Good Reason” (as such terms are defined in the Current Change of Control Agreements) during the six month (excepting Mr. Boal and Ms. Strayer for whom it is a three month) period before or the twelve month period following a Change of Control, all unvested Options will become fully vested as of the later of the date of termination or the date of the Change of Control.

The following table sets forth the estimated incremental payments and benefits that would have been payable to our NEOs in different termination scenarios under each NEOs Former Change of Control Agreement, assuming that the triggering event occurred on December 31, 2021. Due to the number of factors that affect the nature and amount of any potential payments or benefits, actual payments and benefits may differ from those presented in the table below.

Name	Scenario	Cash Severance ($)	COBRA Benefits($)	RSU & PSU Awards ($)(1)	Option Awards ($)(2)	Total ($)
Steven Boal	Termination Without Cause/Resignation for Good Reason	500,000	37,570	—	—	537,570

	Termination for Death	—	—	—	—	—

	Termination for Disability	—	—	439,776	—	439,776

	Termination without Cause or Resignation for Good Reason during the Change of Control Period	1,500,000	56,355	3,761,784	—	5,318,139

	Termination for Death During the Change in Control Period	—	—	1,319,343	—	1,319,343

	Change of Control	—	—	3,761,784	—	3,761,784
Scott Raskin	Termination Without Cause/Resignation for Good Reason	465,000	26,631	—	—	491,631

	Termination for Death	—	—	—	—	—

	Termination for Disability	—	—	246,277	—	246,277

	Termination without Cause or Resignation for Good Reason during the Change of Control Period	1,395,000	39,947	3,866,020	39,452	5,340,419

	Termination for Death During the Change in Control Period	—	—	738,832	—	738,832

	Change of Control	—	—	3,866,020	—	3,866,020
Pamela Strayer	Termination Without Cause/Resignation for Good Reason	450,000	26,631	—	—	476,631

	Termination for Death	—	—	—	—	—

	Termination for Disability	—	—	246,277	—	246,277

	Termination without Cause or Resignation for Good Reason during the Change of Control Period	1,181,250	39,947	1,981,748	—	3,202,945

	Termination for Death During the Change in Control Period	—	—	738,832	—	738,832

	Change of Control	—	—	1,981,748	—	1,981,748

Matthew Krepsik	Termination Without Cause	281,250	28,177	—	—	309,427

	Termination for Death	—	—	—	—	—

	Termination for Disability	—	—	140,149	—	140,149

	Termination without Cause or Resignation for Good Reason during the Change of Control Period	656,250	37,570	1,261,400	—	1,955,220

	Termination for Death During the Change in Control Period	—	—	630,700	—	630,700

	Change of Control	—	—	1,261,400	—	1,261,400
Connie Chen	Termination Without Cause	285,000	18,685	—	—	303,685

	Termination for Death	—	—	—	—	—

	Termination for Disability	—	—	131,928	—	131,928

	Termination without Cause or Resignation for Good Reason during the Change of Control Period	608,000	24,913	1,114,692	—	1,747,605

	Termination for Death During the Change in Control Period	—	—	395,798	—	395,798

	Change of Control	—	—	1,114,692	—	1,114,692

(1)

The value of accelerated vesting of unvested RSUs and PSUs is based upon the closing stock price on December 31, 2021, which was $7.42 per share. For the purpose of calculating the value of the acceleration of PSU awards in connection with a Change of Control in the absence of a termination of employment, this table assumes that such PSUs were not assumed, continued or substituted by the acquiror in connection with the Change of Control.

(2)

The value of accelerated vesting of unvested stock options is based on the difference between the closing stock price on December 31, 2021, which was $7.42 per share, and the exercise price per option multiplied by the number of unvested options. This does not reflect any dollar value associated with the acceleration of unvested stock options with exercise prices in excess of $7.42 per share.

On May 16, 2022, the Company entered into a Separation Agreement and Release with Mr. Boal pursuant to which Mr. Boal will cease to serve as Chief Executive Officer of the Company and separate from his employment with the Company no later than the Company’s 2022 annual meeting of stockholders. In consideration for Mr. Boal’s execution of the Separation Agreement and non-revocation of a mutual waiver and release of claims relating thereto, Mr. Boal will be entitled to the following benefits under the Separation Agreement in lieu of the benefits payable under the Change of Control Severance Agreement described above:

•	a lump sum cash severance benefit in the amount of $2,000,000, representing two times his annual base salary and target annual bonus;

•	payment of Mr. Boal’s premiums for continued health benefits provided under COBRA for 36 months after his termination date;

•

full acceleration of vesting of all outstanding options, restricted stock units and performance stock units held by Mr. Boal, with performance stock units payable at 100% of the target level of performance; and

•	amendment of outstanding stock options held by Mr. Boal to provide that (i) in the case of certain options relating to an aggregate of 2,776,990 shares of the

Company’s common stock, if the exercise price of such options exceeds the closing price of a share of the Company’s common stock as of the day on which Mr. Boal ceases to serve as Chief Executive Officer of the Company (the “CEO End Date”), (A) the exercise price of each such option will be reduced to an amount that is equal to the closing price of a share of the Company’s common stock as of the CEO End Date and (B) such option will remain exercisable through the third anniversary of Mr. Boal’s termination date and (ii) each outstanding option other than an option described in clause (i) above will remain exercisable through the earlier to occur of the third anniversary of Mr. Boal’s termination date and the date on which such option would have expired if Mr. Boal’s employment had continued through the full term of such option.

Outstanding Equity Awards as of December 31, 2021

The following table sets forth information regarding equity awards held by our NEOs at December 31, 2021.

	Option Award						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Steven Boal	200,000	(6)	—		5.33	2/6/2022	—		—	—	—
	240,000	(7)	—		3.70	2/6/2023	—		—	—	—
	800,000	(8)	—		25.00	11/13/2023	—		—	—	—
	600,000	(9)	—		16.25	11/13/2023	—		—	—	—
	600,000	(10)	—		8.65	11/13/2023	—		—	—	—
	503,000	(11)	—		8.51	2/16/2026	—		—	—	—
	300,000	(12)	—		13.00	2/13/2027	—		—	—	—
	244,687	(13)	16,313	(13)	13.10	3/1/2028	—		—	—	—
	205,926	(14)	93,603	(14)	9.96	3/1/2029	—		—	—	—
	205,389	(15)	264,072	(15)	8.95	3/1/2030	—		—	—	—
	47,000	(42)	—		8.51	2/16/2026	—		—	—	—
	—		—		—	—	125,698	(26)	932,679	—	—
	—		—		—	—	47,064	(27)	349,215	—	—
	—		—		—	—	144,470	(28)	1,071,967	—	—
	—		—		—	—	11,938	(29)	88,580	—	—
	—		—		—	—	—		—	133,356	989,502

Scott Raskin	23,474	(16)	—		10.65	2/6/2027	—		—	—	—
	12,931	(17)	—		11.60	6/4/2027	—		—	—	—
	634,051	(18)	493,150	(18)	7.34	9/1/2029	—		—	—	—
	166,878	(19)	214,559	(19)	8.95	3/1/3030	—		—	—	—
	—		—		—	—	238,420	(30)	1,769,076	—	—
	—		—		—	—	102,130	(31)	757,805	—	—
	—		—		—	—	80,904	(32)	600,308	—	—
	—		—		—	—	—		—	74,679	554,118
Pamela Strayer	184,754	(20)	169,974	(20)	8.66	11/1/2029	—		—	—	—
	—		—		—	—	86,605	(33)	642,609	—	—
							80,904	(34)	600,308	—	—
	—		—		—	—	—		—	74,679	554,118
Matthew Krepsik	—		—		—	—	75,000	(35)	556,500	—	—
	—		—		—	—	10,000	(36)	74,200	—	—
	—		—		—	—	—		—	63,750	473,025
Connie Chen	12,666	(21)	—		8.51	2/16/2026	—		—	—	—
	100,000	(22)	—		13.00	2/13/2027	—		—	—	—
	50,625	(23)	3,375	(23)	13.10	3/1/2028	—		—	—	—
	58,345	(24)	26,521	(24)	9.96	3/1/2029	—		—	—	—
	61,616	(25)	79,222	(25)	8.95	3/1/2030	—		—	—	—
	37,334	(41)	—		8.51	2/16/2026	—		—	—	—
	—		—		—	—	2,500	(37)	18,550	—	—
	—		—		—	—	13,335	(38)	98,946	—	—
	—		—		—	—	37,710	(39)	279,808	—	—
	—		—		—	—	43,341	(40)	321,590	—	—
	—		—		—	—	—		—	40,006	296,845

(1)

Option is subject to accelerated vesting upon a qualifying termination of the executive’s employment with us as described above in “Potential Payments upon Termination, Change of Control or Certain Other Events.”

(2)

For options granted prior to our initial public offering, the amounts in this column represent at least the per-share fair value of a share of our common stock on the date of grant, as determined by our Board or, for options granted after our initial public offering, based on the closing share price of our common stock on the NYSE on the date of grant.

(3)

The shares of common stock underlying the RSUs are subject to accelerated vesting upon a qualifying termination of the executive’s employment with us as described above in “Potential Payments upon Termination, Change of Control or Certain Other Events.”

(4)

The market values of the RSUs and PSUs in these columns that have not vested are calculated by multiplying the number of units shown in the table by the closing share price of our common stock on December 31, 2021, which was $7.42.

(5)

The PSU awards are subject to vesting based upon the Company’s performance against certain performance metrics during the period beginning on January 1, 2021 and ending on December 31, 2023. The shares of common stock underlying the PSUs reflected in this column are assuming the threshold level of performance conditions will be achieved and will vest upon achievement of targets directly tied to the Company’s performance and are subject to accelerated vesting upon a qualifying termination of the executive’s employment with us as described above in “Potential Payments upon Termination, Change of Control or Certain Other Events.”

Vesting Schedule for Outstanding Stock Options and Restricted Stock Units:

Note	Grant	Incremental Vesting Dates
(6)	2/7/2012	25% on 2/7/2013; 1/48 monthly thereafter for next 3 years.
(7)	2/7/2013	25% on 2/7/2014; 1/48 monthly thereafter for next 3 years.
(8)	11/14/2013	25% on 11/14/2014; 1/48 monthly thereafter for next 3 years.
(9)	11/14/2013	25% on 11/14/2014; 1/48 monthly thereafter for next 3 years.
(10)	11/14/2013	25% on 11/14/2014; 1/48 monthly thereafter for next 3 years.
(11)	2/17/2016	25% on 2/17/2017; 1/48 monthly thereafter for next 3 years.
(12)	2/14/2017	25% on 2/14/2018; 1/48 monthly thereafter for next 3 years.
(13)	3/1/2018	1/48 on 4/1/2018; 1/48 monthly thereafter for next 4 years.
(14)	3/1/2019	1/48 on 4/1/2019; 1/48 monthly thereafter for next 4 years.
(15)	3/1/2020	1/48 on 4/1/2020; 1/48 monthly thereafter for next 4 years.
(16)	2/7/2017	25% on 2/7/2018; 1/48 monthly thereafter for next 3 years.
(17)	6/5/2017	100% on 6/5/2018.
(18)	9/1/2019	25% on 9/1/2020; 1/48 monthly thereafter for next 3 years.
(19)	3/1/2020	1/48 on 4/1/2020; 1/48 monthly thereafter for next 4 years.
(20)	11/1/2019	25% on 11/1/2020; 1/48 monthly thereafter for next 3 years.
(21)	2/17/2016	25% on 2/17/2017; 1/48 monthly thereafter for next 3 years.
(22)	2/14/2017	25% on 2/14/2018; 1/48 monthly thereafter for next 3 years.
(23)	3/1/2018	1/48 on 4/1/2018; 1/48 monthly thereafter for next 4 years.
(24)	3/1/2019	1/48 on 4/1/2019; 1/48 monthly thereafter for next 4 years.
(25)	3/1/2020	1/48 on 4/1/2020; 1/48 monthly thereafter for next 4 years.
(26)	3/1/2020	6.25% on 6/1/2020; 6.25% quarterly thereafter for next 4 years.
(27)	3/1/2019	6.25% on 6/1/2019; 6.25% quarterly thereafter for next 4 years.
(28)	3/1/2021	6.25% on 6/1/2021; 6.25% quarterly thereafter for next 4 years.
(29)	3/1/2018	6.25% on 6/1/2018; 6.25% quarterly thereafter for next 4 years.
(30)	9/1/2019	25% on 9/1/2020; 6.25% quarterly thereafter for next 3 years.
(31)	3/1/2020	6.25% on 6/1/2020; 6.25% quarterly thereafter for next 4 years.
(32)	3/1/2021	6.25% on 6/1/2021; 6.25% quarterly thereafter for next 4 years.
(33)	11/1/2019	25% on 11/1/2020; 6.25% quarterly thereafter for next 3 years.
(34)	3/1/2021	6.25% on 6/1/2021; 6.25% quarterly thereafter for next 4 years.
(35)	5/1/2021	25% on 5/1/2022; 6.25% quarterly thereafter for next 3 years.
(36)	5/1/2021	100% on 5/1/2022.
(37)	3/1/2018	6.25% on 6/1/2018; 6.25% quarterly thereafter for next 4 years.
(38)	3/1/2019	6.25% on 6/1/2019; 6.25% quarterly thereafter for next 4 years.
(39)	3/1/2020	6.25% on 6/1/2020; 6.25% quarterly thereafter for next 4 years.
(40)	3/1/2021	6.25% on 6/1/2021; 6.25% quarterly thereafter for next 4 years.
(41)	2/17/2016	25% on 2/17/2017; 1/48 monthly thereafter for next 3 years.
(42)	2/17/2016	25% on 2/17/2017; 1/48 monthly thereafter for next 3 years.

Option Exercises and Stock Vested

The following table provides information regarding exercises of option awards and vesting of stock awards by our NEOs in 2021:

	Option Award		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Released on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Steven Boal	—	—	187,105	1,789,289
Scott Raskin	—	—	212,869	2,127,605
Pamela Strayer	—	—	71,398	754,931
Matthew Krepsik	—	—	—	—
Connie Chen	—	—	59,963	598,756

(1)

Calculated by multiplying (i) the closing price of our common stock on the vesting date or if such day is the weekend or a holiday, on the immediately preceding trading day, by (ii) the number of shares of our common stock acquired upon vesting.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to participate in the 401(k) plan following the date they meet the plan’s eligibility requirements, and participants are able to defer a percentage of their eligible compensation subject to applicable annual Internal Revenue Code (the “Code”) and plan limits. Participants are 100% vested in their deferrals. The 401(k) plan permits us to make matching contributions and profit sharing contributions to eligible participants. We currently make a discretionary matching contribution equal to 50% of salary deferrals, not to exceed the lesser of 3% of compensation or $6,000. Participants are vested 100% after one year of service in matching and profit sharing contributions allocated to their account. Both employee contributions and Company contributions are allocated to individual participant accounts, and then are invested in investment alternatives selected by each participant. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code.

CEO Pay Ratio

For the year ended December 31, 2021, the median of the annual total compensation of all employees is $86,376, the annual total compensation of our CEO, assuming the maximum value of performance stock awards, is $8,103,602, and the ratio of these amounts is approximately 94 to 1. Excluding the maximum value of performance stock awards, in a manner consistent with SEC rules, the annual total compensation of our CEO is $3,380,995, and the ratio of this amount to the median of the annual total compensation of all employees is approximately 39 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

For purposes of identifying our median compensated employee, we used our global employee population as of December 1, 2021, identified based on our payroll records. We used total compensation as our consistently applied compensation measure. In this context, total compensation means the annual salary or wages, plus target bonuses and commissions as of December 1, 2021. Individuals that did not work for the full year were annualized and amounts paid in foreign currencies were converted to US Dollars based on the applicable average annual exchange rate as of December 1, 2021.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table includes information as of December 31, 2021 for equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available For future issuance under equity compensation plans
Equity compensation plans approved by security holders	12,279,032	(1)	11.32	(2)	11,766,364	(3)
Equity compensation plans not approved by security holders	n/a		n/a		n/a
Total	12,279,032				11,766,364

(1)	Excludes purchase rights accruing under our 2013 Employee Stock Purchase Plan.
(2)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to RSUs have no exercise price.
(3)

Includes 1,598,303 shares of common stock that remain available for purchase under the 2013 Employee Stock Purchase Plan and 10,168,061 shares of common stock that remain available for purchase under our 2013 Plan. Additionally, our 2013 Plan provides for automatic increases in the number of shares available for issuance under it on the first day of each year starting on January 1, 2015 and each subsequent anniversary through 2023, by an amount equal to the smaller of (a) 4% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board. Our 2013 Employee Stock Purchase Plan provides for automatic increases in the number of shares available for issuance under it on the first day of each year starting on January 1, 2015 and each subsequent anniversary through 2023, equal to the smallest of (a) 400,000, (b) 0.5% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, or (c) an amount determined by the Board. The amounts in this table do not include the evergreen increase that was effective on January 1, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2022, except as otherwise indicated, certain information regarding beneficial ownership of our common stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of common stock, (b) by each director and nominee for director, (c) by the NEOs (as defined in “Executive Compensation” above) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 95,068,889 shares of common stock outstanding at March 31, 2022. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Quotient Technology Inc., 1260 East Stringham Avenue, Suite 600, Salt Lake City, Utah 84106.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent Owned
Directors, Director Nominee(s) and Executive Officers:
Steven Boal(1)	8,414,076		8.85%
Scott Raskin(2)	1,481,048		1.56%
Pamela Strayer(3)	529,580		*
Matthew Krepsik(4)	191,000		*
Connie Chen(5)	671,199		*
John Kellerman(6)	18,901		*
Andrew Jody Gessow(7)	521,446		*
Lorraine Hariton(8)	8,426		*
Alison Hawkins(9)	—		*
Eric Higgs(10)	—
Steve Horowitz(11)	421,489		*
Robert McDonald(12)	75,333		*
David Oppenheimer(13)	68,465		*
Matthew O’Grady(14)	—		*
Joseph Reece(15)	25,000		*
All executive officers, directors and director nominee(s) as a group (14 persons)(16)	[11,896,383	]	[12.51 ]%
5% Stockholders:
The Vanguard Group(15)	8,060,947		8.48%
Trigran Investments, Inc.(17)	7,347,371		7.73%
Engaged Capital(18)	6,107,150		6.42%
Lynrock Lake LP(19)	5,666,666		5.96%
BlackRock, Inc.(20)	5,385,556		5.66%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)

Consists of (i) 2,171,281 shares held of record by Mr. Boal, (ii) 456,174 shares held by the SMSEJ Family Trust U/A dated July 18, 2005 of which Mr. Boal is a co-trustee, (iii) 3,237 shares held by the EBB 2011 Trust dated September 23, 2011, of which Stuart Schiff is trustee, (iv) 3,237 shares held by the JMB 2011 Trust dated September 23, 2011, of which Stuart Schiff is trustee, (v) 3,237 shares held by the SEB 2011 Trust dated September 23, 2011, of which Stuart Schiff is trustee, (vi) 3,842,418 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022, and (vii) 1,934,492 shares owned by Mr. Boal’s former spouse pursuant to a domestic relations order (the “DRO”) of which Mr. Boal maintains sole voting power pursuant to a grant of irrevocable proxy contained in the DRO. Mr. Boal exercises no voting power and no dispositive power over the shares described in clauses (iii), (iv) and (v) of the preceding sentence.

(2)

Consists of (i) 486,565 shares held of record by Mr. Raskin, and (ii) 994,483 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(3)

Consists of (i) 297,049 shares held of record by Ms. Strayer, (ii) 10,826 shares issuable upon the vesting of RSUs within 60 days of March 31, 2022, and (iii) 221,705 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022. Ms. Strayer resigned as CFO and Treasurer effective April 5, 2022.

(4)	Consists of (i) 162,250 shares held of record by Mr. Krepsik, and (ii) 28,750 shares issuable upon the vesting of RSUs within 60 days of March 31, 2022.
(5)

Consists of (i) 323,727 shares held of record by Ms. Chen, and (ii) 347,472 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(6)	Consists of (i) 16,464 shares held of record by Mr. Kellerman, and (ii) 2,437 shares issuable upon the vesting of RSUs within 60 days of March 31, 2022.
(7)

Consists of (i) 59,346 shares held of record by Mr. Gessow, (ii) 310,108 shares held of record by the Gessow Family Trust for which Mr. Gessow serves as trustee and (iii) 151,992 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(8)	Consists of 8,426 shares held of record by Ms. Hariton.
(9)	Ms. Hawkins holds no shares of record.
(10)	Mr. Higgs holds no shares of record.
(11)

Consists of (i) 52,454 shares held of record by Mr. Horowitz, (ii) 325,000 shares held of record by the Horowitz Family Trust for which Mr. Horowitz serves as a trustee and (iii) 44,035 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(12)	Consists of 75,333 shares held of record by Mr. McDonald.
(13)

Consists of (i) 46,914 shares held of record by Mr. Oppenheimer and (ii) 21,551 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(14)	Mr. O’Grady holds no shares of record.
(15)	Mr. Reece holds no shares of record. His beneficial ownership of 25,000 shares is as of May 16, 2022.
(16)

Consists of (i) 6,463,245 shares beneficially owned by our current directors, director nominee(s) and executive officers (including 25,000 shares beneficially owned by Mr. Reece as of May 16, 2022), (ii) 31,187 shares issuable upon the vesting of RSUs within 60 days of March 31, 2022 for the benefit of such individuals, (ii) 5,401,951 shares that are issuable upon the exercise of stock options, which are currently exercisable or exercisable within 60 days of March 31, 2022.

(17)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group has sole voting power over zero shares reported, shared voting power over 166,173 of the shares reported, sole dispositive power over 7,828,830 of the shares reported, and shared dispositive power over 232,117 of the shares reported. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(18)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 10, 2022 by Trigran Investments, Inc. and several affiliated individuals. Trigran Investments, Inc. has sole voting power over zero shares reported, shared voting power over 6,890,118 of the shares reported, sole dispositive power over zero shares reported, and shared dispositive power over 7,347,371 of the shares reported. The address of Trigran Investments, Inc. is 630 Dundee Road, Suite 230, Northbrook, IL 60062.

(19)

Based on information set forth in a Schedule 13D/A filed with the SEC on May 17, 2022 by Engaged Capital LLC, Engaged Capital Holdings, LLC, Glenn W. Welling, Engaged Capital Flagship Master Fund, LP, Engaged Capital Flagship Fund, LP, Engaged Capital Flagship Fund, Ltd., Christopher B. Hetrick and Matthew O’ Grady (collectively, “Engaged Capital”). Engaged Capital LLC, Engaged Capital Holdings, LLC and Glenn W. Welling have sole voting power over 6,107,150 of the shares reported, shared voting power over zero shares reported, sole dispositive power over 6,107,150 of the shares reported, and shared dispositive power over zero shares reported. Engaged Capital Flagship Master Fund, LP, Engaged Capital Flagship Fund, LP, and Engaged Capital Flagship Fund, Ltd. have sole voting power over 5,636,142 of the shares reported, shared voting power over zero shares reported, sole dispositive power over 5,636,142 of the shares reported, and shared dispositive power over zero shares reported. Christopher B. Hetrick and Matthew O’Grady have sole voting power over zero shares reported, shared voting power over zero shares reported, sole dispositive power over zero of the shares reported, and shared dispositive power over zero shares reported, and both ceased to be reporting persons for purposes of the Schedule 13D as of the time of the filing of the amendment. The address of each of Engaged Capital Flagship Master and Engaged Capital Offshore is c/o Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands. The address of each of Engaged Capital Fund, Engaged Capital, Engaged Holdings and Messrs. Welling is 610 Newport Center Drive, Suite 250, Newport Beach, California 92660.
(20)

Based on information set forth in a Schedule 13G filed with the SEC on February 14, 2022 by Lynrock Lake LP, Lynrock Lake Partners LLC and Cynthia Paul (collectively, “Lynrock Lake”). Lynrock has sole voting power over 5,666,666 of the shares reported, shared voting power over zero shares reported, sole dispositive power over 5,666,666 of the shares reported, and shared dispositive power over zero shares reported. The address of Lynrock is 2 International Drive, Suite 130, Rye Brook, NY 10573.

(21)

Based on information set forth in a Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 5,278,531 of the shares reported, shared voting power over zero shares reported, sole dispositive power over 5,385,556 of the shares reported, and shared dispositive power over zero shares reported. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. To our knowledge, based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers that no other reports were required to be filed during Fiscal 2021, we believe that for Fiscal 2021, all required reports were filed on a timely basis under Section 16(a), except for Ms. Hariton who had one late report on Form 4 on March 3, 2021 relating to a restricted stock unit award that was granted to her on February 5, 2021.

INDEMNIFICATION AGREEMENTS

In addition to the indemnification required in our Charter and Bylaws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements generally provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity, to the extent indemnifiable under the law. We believe that these charter and bylaw provisions and indemnity agreements are necessary to attract and retain qualified persons as directors and executive officers. Furthermore, as is typical, we have obtained director and officer liability insurance to cover both us and our directors and officers for liabilities that may be incurred in connection with their services to us.

ADDITIONAL INFORMATION

2021 Annual Report on Form 10-K and SEC Filings

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and our 2022 proxy statement, each as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Quotient Technology Inc., 1260 East Stringham Avenue, Suite 600, Salt Lake City, Utah 84106. The Annual Report on Form 10-K, as amended, and proxy statement are posted on our website at http://investors.quotient.com/sec-filings/ and are available from the SEC at its website www.sec.gov.

OTHER MATTERS

Costs of Solicitation

The Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by Quotient. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone for no additional compensation. We have retained D.F. King, to assist in the solicitation of proxies under customary terms and anticipate that this will cost us approximately $[●] plus certain out-of-pocket expenses.

Stockholders Sharing the Same Address

Quotient has adopted a procedure called “householding.” Under this procedure, Quotient may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this proxy statement and the Annual Report to multiple stockholders who share the same address, unless Quotient has received contrary instructions from one or more stockholders. This procedure reduces the environmental impact of our annual meetings and reduces Quotient’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, Quotient will deliver promptly a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this proxy statement and the Annual Report to any stockholder that elects not to participate in householding.

To receive, free of charge, a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this proxy statement or the Annual Report, or separate copies of any future notice, proxy statement, or annual report, you may write or call Quotient at the following email address, physical address, or phone number:

IR@quotient.com

Quotient Technology Inc.

Attention: Investor Relations

1260 East Stringham Avenue, Suite 600

Salt Lake City, Utah 84106

(650) 605-4600 (option 7)

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact Quotient at the email address, physical address, or phone number above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Stockholder Proposals and Director Nominations for the 2023 Annual Meeting of Stockholders

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than [●] [●], 2023. In addition, such stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Stockholder proposals should be addressed to:

Quotient Technology Inc.

Attention: Investor Relations

1260 East Stringham Avenue, Suite 600

Salt Lake City, Utah 84106

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal (including one or more director nominations) before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our notice with respect to such meeting given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) otherwise properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our Bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices no earlier than [●] [●], 2023 and no later than [●] [●], 2023.

In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary of the 2022 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates: the 90th day prior to such annual meeting; or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules promulgated by the SEC (once effective), stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●] [●], 2023.

Appraisal Rights

Stockholders do not have any appraisal rights in connection with any matters to be acted upon at the Annual Meeting.

Forward-Looking Statements

This proxy statement contains forward-looking statements relating to, among other things, business strategy, performance and expectations for project development, as well as our goals in relation to environmental and social matters. The reader is cautioned not to place undue reliance on these statements and should review the sections captioned “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report

on Form 10-K, as amended, for important information about these statements, including the risks, uncertainties and other factors that could cause actual results to vary materially from the assumptions, expectations and projections expressed in any forward-looking statements. These forward-looking statements speak only as of the date made, and, other than as required by law, we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or developments or otherwise.

APPENDIX A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

QUOTIENT TECHNOLOGY INC.

Quotient Technology Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. On [●] [●], 2022, the Board of Directors of the Corporation duly adopted a resolution, in accordance with Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment (the “Amendment”) to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amended and Restated Certificate of Incorporation”), and declaring said Amendment to be advisable. The stockholders of the Corporation duly approved said proposed Amendment at the Annual Meeting of Stockholders of the Corporation held on June 29, 2022 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

2. ARTICLE VI of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

“A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of authorized directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

B. Upon the effectiveness of the filing of this Certificate of Amendment until the election of directors at the 2023 annual meeting of directors (the “2023 Annual Meeting”), the Board of Directors shall be divided into two classes of directors, Class I and Class II, with the directors in Class II having a term that expires at the 2023 Annual Meeting and the directors in Class I having a term that expires at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The successors of the directors who, immediately prior to the 2022 annual meeting of stockholders (the “2022 Annual Meeting”), were members of Class II (and whose terms expired at the 2022 Annual Meeting) shall become members of Class II with a term expiring at the 2023 Annual Meeting; the directors who, immediately prior to the 2022 Annual Meeting, were members of Class III and whose terms were scheduled to expire at the 2023 Annual meeting shall become members of Class II and shall continue to have terms expiring at the 2023 Annual Meeting; and the directors who, immediately prior to the 2022 Annual Meeting, were members of Class I and whose terms were scheduled to expire at the 2024 Annual Meeting shall become members of Class I and shall continue to have terms expiring at the 2024 Annual Meeting.

C. Commencing with the election of directors at the 2023 Annual Meeting, there shall be a single class of directors, Class I, with all directors in Class I having a term that expires at the 2024 Annual Meeting. The successors of the directors who, immediately prior to the 2023 Annual Meeting, were members of Class II (and whose terms expire

A-1

at the 2023 Annual Meeting) shall be elected at such meeting for a term that expires at the 2024 Annual Meeting, and the directors who, immediately prior to the 2023 Annual Meeting, were members of Class I and whose terms were scheduled to expire at the 2024 Annual Meeting shall continue to have terms expiring at the 2024 Annual Meeting.

D. From and after the election of directors at the 2024 Annual Meeting, the Board of Directors shall cease to be classified and the directors elected at the 2024 Annual Meeting (and each annual meeting of the stockholders thereafter) shall be elected for a term expiring at the next annual meeting of the stockholders.

E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

F. Subject to the rights of the holders of any series of Preferred Stock then outstanding, until the Board of Directors shall cease to be classified, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The undersigned hereby acknowledges that the foregoing Certificate of Amendment is the act and deed of the Corporation and that the facts stated herein are true this [●][th] day of [●] 2022.

IN WITNESS WHEREOF, this Certificate of Amendment of Amended and Restated Certificate of Incorporation has been duly executed by an authorized officer of the Corporation on [●] [●], 2022.

/s/
[Name, Title]

A-2

APPENDIX B

Non-GAAP Financial Measure and Key Operating Metrics

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), a non-GAAP financial measure, is a key metric used by our management and our Board of Directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, to develop short and long-term operational plans, and to determine bonus payouts. In particular, we believe that the exclusion of certain income and expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key financial metric used by the compensation committee of our Board of Directors in connection with the determination of compensation for our executive officers. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as it does for our management and Board of Directors.

Adjusted EBITDA excludes non-cash charges, such as depreciation, amortization and stock-based compensation, because such non-cash expenses in any specific period may not directly correlate to the underlying performance of our business operations and can vary significantly between periods. Additionally, it excludes the effects of interest expense; income taxes; other (income) expense net; change in fair value contingent consideration; impairment of certain intangible assets; certain acquisition related costs; restructuring charges; and a loss contingency/settlement related to a contract dispute. We exclude certain items because we believe that these costs (benefits) do not reflect expected future operating expenses. Additionally, certain items are inconsistent in amounts and frequency, making it difficult to contribute to a meaningful evaluation of our current or past operating performance.

Net loss and Adjusted EBITDA for each of the periods presented were as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Net loss	$(45,568)	$(65,381)	$(37,057)
Adjusted EBITDA	$40,626	$46,037	$45,150

Our use of Adjusted EBITDA has limitations as an analytical tool, and one should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	Adjusted EBITDA does not reflect interest and tax payments that may represent a reduction in cash available to us;

•

Adjusted EBITDA also does not include the effects of stock-based compensation; amortization of acquired intangible assets; change in fair value of contingent consideration; interest expense; other (income) expense, net; provision for income taxes; impairment of certain intangible assets; certain acquisition related costs;

B-1

restructuring charges; and a loss contingency/settlement related to a contract dispute; and

•	other companies, including companies in our industry, may calculate Adjusted EBITDA differently than we do, which reduces its usefulness as a comparative measure.

A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of the periods presented is set forth as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Net loss	$(45,568)	$(65,381)	$(37,057)
Adjustments:
Stock-based compensation	22,812	28,371	32,137
Depreciation and amortization	29,464	36,352	31,437
Acquisition related costs and other(1)	13,508	12,361	7,670
Change in fair value of contingent consideration, net	1,392	20,234	1,571
Interest expense	15,177	14,521	13,955
Other income (expense), net	210	(1,140)	(5,223)
Provision for income taxes	3,631	719	660

Total adjustments	$86,194	$111,418	$82,207

Adjusted EBITDA	$40,626	$46,037	$45,150

(1)

For the year ended December 31, 2021, Other includes a charge of $9.1 million related to the impairment of certain intangible assets due to the circumstances surrounding the termination of our partnership with Albertsons, and restructuring charges of $2.7 million. For the year ended December 31, 2020, Other includes a $8.8 million loss contingency/settlement related to a contract dispute with Albertsons associated with a guaranteed distribution fee arrangement, and restructuring charges of $1.5 million. For the year ended December 31, 2019, Other includes restructuring charges of $4.3 million. Restructuring charges relate to severance for impacted employees. Acquisition related costs primarily include certain bonuses contingent upon the acquired company meeting certain financial metrics over the contingent consideration period, together with diligence, accounting, and legal expenses incurred related to certain acquisitions.

This non-GAAP financial measure is not intended to be considered in isolation from, as substitute for, or as superior to, the corresponding financial measure prepared in accordance with U.S. GAAP. Because of these and other limitations, Adjusted EBITDA should be considered along with U.S. GAAP-based financial performance measures, including various cash flow metrics, net loss, and our other U.S. GAAP financial results.

B-2

APPENDIX C

TAX BENEFITS PRESERVATION PLAN

Quotient Technology Inc.

and

American Stock Transfer & Trust Company, LLC,

as Rights Agent

Dated as of November 11, 2021

C-1

i

TAX BENEFITS PRESERVATION PLAN

This TAX BENEFITS PRESERVATION PLAN, dated as of November 11, 2021 (this “Agreement”), is made by and between Quotient Technology Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other Tax Attributes (as defined below) that may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and other Tax Attributes and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on November 10, 2021, (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as defined below) for each share of Common Stock (as defined below), outstanding at the Close of Business (as defined below) on November 24, 2021 (the “Record Date”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Time and the Expiration Time (as such terms are defined below) or, in certain circumstances provided in Section 22, after the Distribution Time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding, but shall exclude (x) Exempt Persons and (y) Grandfathered Persons. Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i) as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to the Specified Percentage or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its

1

Related Persons, does not Beneficially Own the Specified Percentage or more of the shares of Common Stock then outstanding;

(ii) if (A) the Board determines in good faith that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii) solely as a result of any unilateral grant of any security by the Company or through the exercise or vesting of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own the Specified Percentage or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;

(iv) by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns the Specified Percentage or more of the shares of Common Stock then outstanding; or

(v) if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.

Notwithstanding the foregoing definition of “Acquiring Person,” no Person who is an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations shall be deemed to be an Acquiring Person if, immediately after any increase in beneficial ownership of Common Stock by such Person, (A) no single mutual fund or trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns, pursuant to clause (i) of the

2

definition of “Beneficial Owner,” the Specified Percentage or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than the Specified Percentage of the shares of Common Stock then outstanding, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to Beneficially Own the Specified Percentage or more of the shares of Common Stock then outstanding under the applicable standards of Treasury Regulation 1.382-3. In determining whether any such investment advisor or trustee is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such investment advisor or trustee shall not be deemed to establish that such investment advisor or trustee has acquired Beneficial Ownership of the Specified Percentage or more of the shares of Common Stock then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such investment advisor or trustee provides information and diligence that permits the Board to conclude, in its reasonable discretion, that such investment advisor or trustee has not acquired Beneficial Ownership of the Specified Percentage or more of the shares of Common Stock then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

Also, notwithstanding the foregoing definition of “Acquiring Person,” the Board may determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of the Specified Percentage of the shares of Common Stock then outstanding.

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Affiliate of another Person solely because either or both Persons are or were directors or officers of the Company.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

3

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):

(i)

that such Person would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the Treasury Regulations), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 and the Treasury Regulations);

(ii)

that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;

(iii)

that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights or (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person;

(iv)

that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(v)

that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however,

4

that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (v) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall, for purposes of this clause (v) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate;

provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; and (y) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement; provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).

“Board” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, “Close of Business” shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Closing Price” in respect of any security for any day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or the NYSE or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to

5

trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.00001 per share, of the Company and any other interest that the Board determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Section 1.382-2T(f)(18)) in this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in preserving the Company’s Tax Attributes.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

“Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person.

6

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, (ii) any officer, director or employee of the Company or of any Subsidiary of the Company solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of the Specified Percentage or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Attribute, as determined by the Board in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempt Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination or (v) any other Person who is determined by the Board to be deemed an “Exempt Person” in accordance with Section 32.

“Exemption Request” shall have the meaning set forth in Section 32.

“Exercise Price” shall have the meaning set forth in Section 4(a).

“Expiration Time” shall have the meaning set forth in Section 7(a).

“Final Expiration Time” shall have the meaning set forth in Section 7(a).

“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).

“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Flip-over Event” shall have the meaning set forth in Section 13(a).

“Flip-over Party” shall have the meaning set forth in Section 13(b).

“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Party.

“Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon

7

such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than the Specified Percentage of the shares of Common Stock then outstanding; or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) the Specified Percentage of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument underlying such Beneficial Ownership (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument (e.g., as would be the case for options to purchase shares of Common Stock, in which case the shares of Common Stock purchased upon the exercise of such options would be grandfathered)). For the avoidance of doubt, cash-settled swap or exchange contracts for differences in the price of shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

“Nasdaq” shall mean the Nasdaq Stock Market.

“NOLs” shall have the meaning set forth in the recitals to this Agreement.

“Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”

“NYSE” shall mean the New York Stock Exchange.

“Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a “Public Group” (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.00001 per share, of the Company having the designations, preferences and rights set forth in the form of certificate of designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.00001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Record Date” shall have the meaning set forth in the recitals to this Agreement.

“Redemption Period” shall have the meaning set forth in Section 23(a).

8

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.

“Requesting Person” shall have the meaning set forth in Section 32.

“Right” shall mean a right initially representing the right to purchase one one-thousandth of one share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions set forth in this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(b).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Signature Guarantee” shall have the meaning set forth in Section 6(a).

“Specified Percentage” means four and nine-tenths percent (4.9%).

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

“Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (or such agreement as then in effect or as contemplated to be in effect following such Stockholder Approval).

“Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(c).

“Tax Attributes” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and any other attribute the benefit of which is subject to possible limitation under Section 382.

9

“Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.

“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, including any amendments thereto.

“Triggering Event” shall mean a Flip-in Event or a Flip-over Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3. Issuance of Rights Certificates.

(a)

Until the earlier of the Distribution Time and the Expiration Time, (i) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (ii) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (iii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.

(b)

The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if its transfer agent is not the Rights Agent) to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the

10

Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-in Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(c)

The Company shall make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Time.

(d)

Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in the Tax Benefits Preservation Plan, dated as of November 11, 2021 (as the same may be amended from time to time, the “Tax Benefits Preservation Plan”), by and between Quotient Technology Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (and any successor thereto), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, the Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, upon receipt of a written request therefor.

Under certain circumstances set forth in the Tax Benefits Preservation Plan, any Rights that are Beneficially Owned by any Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan) or certain transferees of an Acquiring Person or of any such Related Person, whether currently held by or on behalf of such Person or by any subsequent holder, will become null and void and will no longer be transferable.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock

11

represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

(e)

Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 4. Form of Rights Certificates.

(a)

The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b)

Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights

12

Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were Beneficially Owned by an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan, dated as of November 11, 2021 (as the same may be amended from time to time, the “Tax Benefits Preservation Plan”), by and between Quotient Technology Inc. and American Stock Transfer & Trust Company, LLC (and any successor thereto), or a certain transferee of an Acquiring Person or of any such Related Person. Accordingly, this Rights Certificate and the Rights represented hereby will become null and void in the circumstances specified in Section 7(e) of such Tax Benefits Preservation Plan.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5. Countersignature and Registration.

(a)

The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, General Counsel, or Secretary or any other authorized officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)

Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)

Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights

13

Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee (a “Signature Guarantee”) by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program,” and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of any tax or governmental charge unless and until the Rights Agent is satisfied that all such taxes and charges have been paid.

(b)

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them and holding them harmless, absent notice to the Rights Agent that such Rights Certificates have been acquired by a bona fide purchaser, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Exercise Price; Expiration Time of Rights.

(a)

Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent

14

at the principal office or offices of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on November 11, 2024 (the “Final Expiration Time”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) (A) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if at such meeting Stockholder Approval has been proposed and not obtained or (B) on November 11, 2022, if Stockholder Approval has not been obtained by such date, (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f), at which time, the Rights are terminated and (vi) the time at which the Board determines that the Tax Attributes are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Attributes, or materially impair the amount of the Tax Attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Time”).

(b)

The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $28.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with Section 7(c).

(c)

Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt thereof, deliver such cash, if any, to

15

or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)

In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.

(e)

Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f)

Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, and (ii) provided such additional evidence of the identity of the

16

Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a)

The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, if any) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.

(b)

So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, if any) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares (and other securities, if any) reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c)

If the Company is required to file a registration statement pursuant to the Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the

17

exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)

The Company shall take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities, if any) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares and/or other securities (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)

The Company shall be responsible for the payment of any and all transfer taxes and governmental charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such

18

number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) only when such shares of Preferred Stock (or Common Stock and/or other securities) first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i)

In the event the Company at any time after the date of this Agreement (A) declares a dividend on any outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivides any outstanding shares of Preferred Stock, (C) combines any outstanding shares of Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the applicable transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)

Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-in Event”), unless the event causing such Person to become an Acquiring Person is a Flip-over Event, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty

19

percent (50%) of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)

In the event that the number of shares of Common Stock authorized by the Charter, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) shares or fractions of a share of preferred stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has determined to have substantially the same value or economic rights as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-in Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30)-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30)-day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the

20

value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-in Trigger Date, and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)

In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)

In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and

21

the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights) or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted, as determined in good faith by the Board, to take into account any trading during the period prior to such ex-dividend date or record date. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

22

(e)

Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(f)

If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)

All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)

Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)

The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise

23

Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)

Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)

Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Exercise Price.

(l)

In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)

Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or

24

(v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of Preferred Stock shall not be taxable to such stockholders.

(n)

The Company shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets of earning power to, any other Subsidiary of the Company.

(o)

After the Distribution Time and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)

Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would

25

require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification, give such notice or mail such summary shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)

In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company is not the continuing or surviving entity of such consolidation or merger, (ii) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person or cash or any other property or (iii) the Company sells or otherwise transfers (or one or more of its direct or indirect, wholly-owned Subsidiaries sells or otherwise transfers) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o)) (any event described in clause (i), (ii) or (iii) of this Section 13(a) following the Stock Acquisition Date, a “Flip-over Event”), then, and in each such case, proper provision shall be made so that: (A) each holder of a Right, except as provided in Section 7(e), shall have the right to receive upon the exercise thereof at the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Flip-over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying

26

the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Exercise Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-over Stock on the date of consummation of such Flip-over Event; (B) such Flip-over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Flip-over Party, it being specifically intended that the provisions of Section 11 shall apply only to such Flip-over Party following the first occurrence of a Flip-over Event; (D) such Flip-over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-over Event.

(b)	“Flip-over Party” shall mean:

(i)

in the case of any transaction described in Section 13(a)(i) or (ii), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, or, if there is more than one such issuer, the issuer whose common stock (or similar equity interest) has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose common stock (or similar equity interest) has the highest aggregate market value, (2) if the Person that is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives) or (3) the Person resulting from the consolidation; and

(ii)

in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever such Person the common stock (or similar equity interest) of which has the highest aggregate market value;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (x) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the common stock (or similar equity interest) of which is and has been so registered, “Flip-over Party” shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value; and (z) if the

27

common stock (or similar equity interest) of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (x) and (y) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Flip-over Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)

The Company shall not consummate any Flip-over Event unless the Flip-over Party has a sufficient number of authorized shares of Flip-over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Flip-over Party, at its own expense, shall:

(i)

if required to file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form and (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Time;

(ii)

qualify or register the Rights and take such action as may be required to ensure that any such acquisition of such securities purchasable upon exercise of the Rights under blue sky laws of each jurisdiction, as may be necessary or appropriate;

(iii)

deliver to holders of the Rights historical financial statements for the Flip-over Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act;

(iv)	use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;

(v)

use its best efforts, if the common stock of the Flip-over Party is listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the Nasdaq, the NYSE or on such securities exchange, or if the securities of the Flip-over Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(vi)	obtain waivers of any rights of first refusal or preemptive rights in respect of the common stock of the Flip-over Party subject to purchase upon exercise of outstanding Rights.

(d)

In case the Flip-over Party has, at any relevant time (including the time of the Flip-over Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs,

28

or any other agreements or arrangements, which provision would have the effect of (i) causing such Flip-over Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Flip-over Event, shares of common stock (or similar equity interests) of such Flip-over Party at less than the then Current Market Price or securities exercisable for, or convertible into, common stock of such Flip-over Party at less than such then Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of common stock of such Flip-over Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Flip-over Event, then in each such case, the Company may not consummate any such Flip-over Event unless prior thereto, the Company and such Flip-over Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Flip-over Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Flip-over Event.

(e)

The Company covenants and agrees that it shall not, at any time after a Flip-in Event, enter into any transaction of the type described in Section 13(a)(i) through Section 13(a)(iii) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Flip-over Party for purposes of Section 13(b) have received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Flip-over Party would preclude or limit the exercisability of the Rights.

(f)

Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

(g)

The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section  13(a).

Section 14. Fractional Rights and Fractional Shares.

(a)

The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

29

(b)

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c)

Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.

(d)

The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)

Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement,

30

are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of its obligations under this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)	prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of Common Stock;

(b)

after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;

(c)

subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)

notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred

31

Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense , incurred, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b)

The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or Common Stock certificate or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. Unless the Rights Agent receives notice thereof, the Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection with any event unless and until it has received notice of such event in writing.

(c)

Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless, to the extent the Company is not also a party to such action, proceeding, suit or claim, the Rights Agent has notified the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder, except to the extent such failure actually prejudiced the Company. The Company shall be entitled to participate, at its own expense, in the defense of any such action, proceeding, suit or

32

claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company retains counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)	Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)

Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 20(k). In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent.

The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the opinion of such counsel shall be full authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

33

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, Chief Administrative Officer or General Counsel of the Company, or any other authorized officer of the Company, and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent shall be liable hereunder only for its own and its employees’ directors’, officers’ and agents’ gross negligence, bad faith or willful misconduct.

(d)

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)

The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment or calculation required under Section 11, Section 13, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)

The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, President, Chief Financial Officer, General Counsel, Secretary or Treasurer of the Company, or any other authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action

34

proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h)

The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)

The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j)

No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)

If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice to the Company and, if such resignation or discharge occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights

35

Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States (so long as such Person is authorized to do business as a banking institution in such state), in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20(k) or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a)

The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) day following the Stock Acquisition Date (or if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) day following the Record Date) and (ii) the Final Expiration Time (such time

36

being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)

Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a)

The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. From and after the occurrence of a Flip-over Event, any rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights

37

entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)

Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.

(c)

Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).

(d)

In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(e)

In the event that there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such

38

actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(f)

The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a)

In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict

39

with any provision of the Charter; provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)

In case a Flip-in Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references to Preferred Stock in Section 25(a) shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

(c)

In case any Flip-over Event occurs, the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, or by facsimile transmission or email, if receipt is confirmed telephonically, addressed (until another address is filed in writing with the Rights Agent) as follows:

Quotient Technology Inc.

1260 East Stringham Avenue, Suite 600

Salt Lake City, Utah 84106

Attention: John Platz

Telephone: (650) 605-4600

Email: legal@quotient.com

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

1001 Page Mill Road Building 1

Palo Alto, California 94304

Attention: Derek Zaba and Kai Liekefett

Telephone: (650) 565-7131; (212) 839-8744

Email: dzaba@sidley.com; kliekefett@sidley.com

Subject to Section 20(k), any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, or by facsimile transmission (with receipt confirmed telephonically), addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Relationship Management

Email: Admin12@astfinancial.com

40

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that do not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity or (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation or (iv) to shorten or lengthen any time period under this Agreement. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chief Executive Officer, President, Chief Financial Officer, General Counsel, or Secretary of the Company, or any other authorized officer of the Company, that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of shares of Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Action by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement

41

and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination whether or not to redeem the Rights, to exchange the Rights or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (ii) not subject the Board to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31. Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code, or by any federal or state statutes in effect as of the date hereof or subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 32. Process to Seek Exemption. Any Person who (i) desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of the Specified Percentage or more of the then-outstanding shares of Common Stock or (ii) Beneficially Owns the Specified Percentage or more of the then-outstanding shares of Common Stock and desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of additional shares of Common Stock (any such Person described in clause (i) or (ii), a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Company at the address listed in Section 26. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (a) the name, address and telephone number of the Requesting Person; (b) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person; (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock, the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (d) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of the Specified Percentage or more of the then-outstanding shares of Common Stock or, if such Requesting Person Beneficially Owns the Specified Percentage or more of the then-outstanding shares of Common Stock, any additional shares of Common Stock prior to such time as the Board has responded to, or is deemed

42

to have responded to, the Exemption Request pursuant to this Section 32. The Board will endeavor to respond to any Exemption Request within 30 calendar days after receiving such Exemption Request; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. Any Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its or the Company’s advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 32, the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Attributes taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any other actual or proposed transactions involving the Common Stock as the Board may require; provided, further, that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Attributes if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 32, including restrictions on the ability of the Requesting Person to transfer shares of Common Stock acquired by such Requesting Person in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board.

Section 34. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 34 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they

43

now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 34. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 34. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 36. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act of God, war, disease, epidemics, pandemics, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or widespread failure or widespread malfunction of any utilities communication or computer services or similar occurrence).

Section 38. Confidentiality. The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including, inter alia, personal, non-public Rights holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, including the fees for services provided hereunder, shall remain confidential, and shall not be voluntarily disclosed to any other Person, except as may be required by law or by the rules or regulations of any securities exchange, including pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions). However, each party may disclose relevant aspects of the other party’s confidential information to its officers, Affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law.

* * * * * * *

44

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

QUOTIENT TECHNOLOGY INC.

By:	/s/ Connie Chen Name: Connie Chen Title: General Counsel, Compliance Officer & Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael Legregin Name: Michael Legregin Title: Senior Vice President

45

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

QUOTIENT TECHNOLOGY INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned hereby certifies that the following resolution was duly adopted by the board of directors of Quotient Technology Inc., a Delaware corporation (the “Corporation”), on November 10, 2021:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Corporation’s Amended and Restated Certificate of Incorporation (the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Preferred Stock, par value $0.00001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 250,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (as defined in the Charter) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $0.00001 per share, of the Corporation (the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1,000 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation, at any time after November 11, 2021 (the “Rights Declaration Date”), (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of

Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)

(i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

(ii) During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) below or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, or the Chief Executive Officer of the Corporation, or a majority of the Board. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this

Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than ten (10) days and not later than fifty (50) days after such order or request, or in default of the calling of such meeting within fifty (50) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within fifty (50) days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock, and, if applicable, other classes of capital stock of the Corporation, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period and (B) any vacancy in the Board may (except as provided in Section 3(c)(ii) above) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of capital stock which elected the director whose office shall have become vacant. References in this Section 3(c)(iv) to directors elected by the holders of a particular class of stock shall include directors appointed by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Corporation’s Amended and Restated Bylaws (as the same may be amended from time to time, the “Bylaws”) irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) above (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or the Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

(d) Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up)

with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or to satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a) above, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock (as defined in the Charter) and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A

Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc. In case the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation at any time after the Rights Declaration Date (a) declares any dividend on Common Stock payable in shares of Common Stock, (b) subdivides the outstanding Common Stock or (c) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Ranking. The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.

Section 10. Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of November 12, 2021.

QUOTIENT TECHNOLOGY INC.

By:
Name: Title:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-                  Rights

NOT EXERCISABLE AFTER NOVEMBER 11, 2024 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR AN EARLIER “EXPIRATION TIME” (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) OCCURS. AS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR AN “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

*	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

RIGHTS CERTIFICATE

QUOTIENT TECHNOLOGY INC.

This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of November 11, 2021 (as amended from time to time in accordance with its terms, the “Tax Benefits Preservation Plan”), by and between Quotient Technology Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on November 11, 2024 or the occurrence of any earlier Expiration Time (as such term is defined in the Tax Benefits Preservation Plan) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), of the Company, at an exercise price of $28.00 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of November 11, 2021, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used but not defined herein shall having the meanings specified in the Tax Benefits Preservation Plan.

Upon the occurrence of a Flip-in Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

As provided in the Tax Benefits Preservation Plan, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another

Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of common stock, par value $0.00001 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price.

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Tax Benefits Preservation Plan.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of _______ __, 20__

QUOTIENT TECHNOLOGY INC.

By:
Name: Title:

Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name: Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                               hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                  as attorney in fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                         ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                         ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: QUOTIENT TECHNOLOGY INC.

The undersigned hereby irrevocably elects to exercise                  Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

Dated:                         ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated:                         ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan), and the Election to Purchase will not be honored.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On November 10, 2021, the board of directors (the “Board”) of Quotient Technology Inc., a Delaware corporation (the “Company”), approved the Company’s entry into a tax benefits preservation plan and declared a dividend of one right (a “Right”) for each outstanding share of Company common stock, par value $0.00001 per share (“Common Stock”), to stockholders of record at the close of business on November 24, 2021 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.00001 per share (“Preferred Stock”), of the Company at an exercise price of $28.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the tax benefits preservation plan, dated as of November 11, 2021 (the “Tax Benefits Preservation Plan”), between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (and any successor rights agent, the “Rights Agent”).

The Company adopted the Tax Benefits Preservation Plan in order to protect against a possible limitation on the Company’s ability to use its net operating losses (the “NOLs”) and certain other tax attributes to reduce potential future U.S. federal income tax obligations. The NOLs and certain other tax attributes are valuable assets to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax attributes will be substantially limited and the timing of the usage of the NOLs and other tax attributes could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “5-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent such an “ownership change” by deterring any person or group, together with its affiliates and associates, from acquiring beneficial ownership of 4.9% or more of the Company’s securities.

The Rights. The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Tax Benefits Preservation Plan.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Tax Benefits Preservation Plan by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 4.9% or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person) or the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

The Board may determine that any person is an Acquiring Person if such person becomes the beneficial owner of 4.9% or more of the then-outstanding shares of Common Stock under the regulations promulgated under the Code.

An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•

any person or group, together with its affiliates and associates, whose beneficial ownership of 4.9% or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any NOL or other tax attribute, as determined by the Board in its sole discretion prior to the time any person becomes an Acquiring Person (provided that such person will be an Acquiring Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination); or

•

any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Tax Benefits Preservation Plan, beneficially owns 4.9% or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least 4.9% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 4.9% of the shares of Common Stock then outstanding and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Tax Benefits Preservation Plan plus one share of Common Stock.

In addition, the Tax Benefits Preservation Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person. There are also certain exceptions for an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to beneficially own 4.9% or more of the shares of Common Stock then outstanding under specified regulations promulgated under the Code.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Tax Benefits Preservation Plan, a person or group is deemed to beneficially own shares that such person is deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 of the Code or the regulations promulgated under the Code).

Expiration Time. The Rights will expire on the earliest to occur of (a) the close of business on November 11, 2024 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) (i) the close of business on the first business day following the certification of the voting results of the Company’s 2022 annual meeting of stockholders, if stockholder approval of the Tax Benefits Preservation Plan has been proposed and not obtained at the meeting or (ii) on November 11, 2022, if stockholder approval of the Tax Benefits Preservation Plan has not been obtained by such date, (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person and (e) the time at which the Board determines that the NOLs and certain other tax attributes are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs and other tax attributes or materially impair the amount of NOLs and other tax attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $28.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $56.00 worth of Common Stock for $28.00. Assuming that Common Stock had a per share value of $7.00 at that time, the holder of each valid Right would be entitled to purchase 8 shares of Common Stock for $3.50.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, 50% or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Stock Provisions. Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at such later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time after any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person or any of its affiliates or associates, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Exemption Requests. A person desiring to either (i) effect a transaction that might result in such person becoming a beneficial owner of 4.9% or more of the then-outstanding shares of Common Stock or (ii) effect a transaction that might result in such person owning additional shares of Common Stock when such person already owns 4.9% or more of the then-outstanding shares of Common Stock may, by following the procedures outlined in the Tax Benefits Preservation Plan, request that the Board determine that such person would not be an Acquiring Person. In such case, the Board may grant the exemption notwithstanding the effect on the Company’s NOLs and other tax attributes, if the Board determines that such approval is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with any such determination, including restrictions on the ability of the requesting person to transfer shares acquired by it in the transaction requiring approval.

Amendment of the Tax Benefits Preservation Plan. The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

Additional Information. A copy of the Tax Benefits Preservation Plan has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and a current report on Form 8-K filed on November 12, 2021. A copy of the Tax Benefits Preservation Plan is also available free of charge from the Company.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

FIRST AMENDMENT TO

TAX BENEFITS PRESERVATION PLAN

THIS FIRST AMENDMENT TO TAX BENEFITS PRESERVATION PLAN, dated as of April 29, 2022 (this “Amendment”), is made by and between Quotient Technology Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into the Agreement, dated as of November 11, 2021 (the “Agreement”);

WHEREAS, Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement), the Company and the Rights Agent may from time to time supplement or amend the Agreement to shorten or lengthen any time period under the Agreement without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1.	The text of clause (a)(i) of Section 7 of the Agreement is hereby deleted and replaced in its entirety with the following: “the Close of Business on January 2, 2023 (the “Final Expiration Time”),”.

2.	Exhibit B to the Agreement is hereby amended as follows:

a.	The reference to “NOVEMBER 11, 2024” on page B-1 is hereby deleted and replaced in its entirety with the following: “JANUARY 2, 2023”.

b.	The first sentence on page B-2 is hereby deleted and replaced in its entirety with the following:

“This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of November 11, 2021 (as amended from time to time in accordance with its terms, the “Tax Benefits Preservation Plan”), by and between Quotient Technology Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on January 2, 2023 or the occurrence of any earlier Expiration Time (as such term is defined in the Tax Benefits Preservation Plan) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating

1

Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), of the Company, at an exercise price of $28.00 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed.”

3.	Exhibit C to the Agreement is hereby amended as follows:

a.

The text of clause (a) in the paragraph titled “Expiration Time” on page C-3 is hereby deleted and replaced in its entirety with the following: “the close of business on January 2, 2023 (the “Final Expiration Time”),”.

4.	This Amendment is effective as of the date first set forth above.

5.	Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6.

This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7.	Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

QUOTIENT TECHNOLOGY INC.

By:	/s/ Connie Chen
Name: Connie Chen
Title: General Counsel, Compliance Officer
& Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael Legregin
Name: Michael Legregin
Title: Senior Vice President, Corporate Actions
Relationship Management & Operations

[Signature Page to First Amendment to Tax Benefits Preservation Plan]

3

PRELIMINARY COPY – SUBJECT TO COMPLETION – MAY 20, 2022 Quotient Technology Inc. QUO T I E N T T E C H N O L O G Y I N C .. c/o Corporate Election Services P. O. Box 3230 ANNUAL MEETING OF STOCKHOLDERS Pittsburgh, PA 15230-3230 [•], 2022 YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Quotient Technology Inc. common stock for the 2022 annual meeting of stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: VOTE VIA INTERNET VOTE BY TELEPHONE VOTE BY MAIL Have your proxy card available Have your proxy card available Please mark, sign and date your proxy card and when you access the website when you call Toll-Free 1-888-693-8683 return it in the postage-paid envelope provided www.cesvote.com and follow the simple using a touch-tone phone and follow the simple or return it to: Corporate Election Services, P.O. instructions to record your vote instructions to record your vote Box 3230, Pittsburgh, PA 15230 Internet and telephone access is available 24 hours a day, 7 days a week. You will be required to provide the unique control number printed below if you vote via the Internet or by telephone. Your Internet or telephone vote must be received by 11:59 p.m. Eastern Daylight Time on [•], 2022. Your mail vote must be received in sufficient time before the annual meeting. CONTROL NUMBER: ? ? If voting by mail, please fold and detach card at perforation before mailing. ? QUOTIENT TECHNOLOGY INC. P R O X Y The Board of Directors unanimously recommends you vote The Board of Directors unanimously recommends you vote “FOR” Proposal 1. “FOR” Proposals 3, 4 and 5. 1. Approval of an amendment to the Company’s Amended and Restated 3. To approve, on an advisory basis, the compensation of the Company’s named Certificate of Incorporation, as amended, to provide for the executive officers. declassification of the Company’s board of directors. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. To ratify the selection of Ernst & Young LLP as the Company’s independent The Board of Directors unanimously recommends you vote registered public accounting firm for the year ending December 31, 2022. “FOR” all of the nominees in Proposal 2. FOR AGAINST ABSTAIN 2. Election of three Class II directors to serve until the 2023 annual 5. Proposal to ratify the Tax Benefits Preservation Plan, dated meeting of stockholders, if Proposal No. 1 is approved, or until the 2025 November 11, 2021, between the Company and American Stock Transfer & annual meeting of stockholders if Proposal No. 1 is not approved, and Trust Company, LLC, as amended, designed to preserve the value of certain until their successors are duly elected and qualified. tax assets associated with the Company’s net operating losses under FOR WITHHOLD FOR ALL Section 382 of the Internal Revenue Code. ALL ALL EXCEPT* Nominees: FOR AGAINST ABSTAIN (1) Matthew Krepsik *To withhold authority to vote for any (2) Robert McDonald individual nominee(s), mark “For All (3) Matthew O’Grady Except” and write the number(s) of the nominees in the space below. Stockholder Signature (Title) Date Stockholder Signature, if jointly held (Title) Date INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE VIA THE INTERNET, BY TELEPHONE OR BY MAIL YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON [ ], 2022. IF YOU DO NOT VOTE VIA THE INTERNET OR TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact Quotient Technology Inc.’s proxy solicitor: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Banks and Brokers Call Collect: (212) 269-5550 All Others Call Toll-Free: (800) 967-5051 Email: QUOT@dfking.com If voting by mail, please fold and detach card at perforation before mailing. QUOTIENT TECHNOLOGY INC. PROXY ANNUAL MEETING OF STOCKHOLDERS – [ ], 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUOTIENT TECHNOLOGY INC. The undersigned hereby appoints Robert McDonald, Matthew Krepsik and Connie Chen, and each of them, as proxies, each with full power of substitution and with all powers that the undersigned would possess if personally present, and hereby authorizes them to represent and to vote all the shares of common stock of Quotient Technology Inc. that the undersigned is entitled to vote at the annual meeting of stockholders of Quotient Technology Inc. to be held virtually, via live webcast, at www.cesonlineservices.com/quot22_vm, on[ ], 2022 at 10:00 a.m. Mountain Time and at any adjournments, postponements or continuations thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxy or proxies, as the case may be, to the extent permitted by Rule 14(a)-4(c) under the Securities Exchange Act of 1934, as amended, on such other business that may properly come before the Annual Meeting in accordance with and as described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The undersigned hereby revokes all proxies previously given with respect to the shares covered hereby with respect to the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If this card is properly executed and returned but no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations: “FOR” Proposal 1, “FOR ALL” of Quotient Technology Inc.’s nominees on Proposal 2 and “FOR” Proposals 3, 4 and 5. Only stockholders who owned shares of common stock of Quotient Technology Inc. as of the close of business on [ ], 2022 may vote at the Annual Meeting. YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE TODAY. If you will not be voting by Internet or by telephone, then please mark, sign, date and return the accompanying proxy in the enclosed envelope, which is postage-prepaid if mailed in the United States. PLEASE SIGN AND DATE ON THE REVERSE SIDE